UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2018

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global Allocation Fund

Semiannual Report OppenheimerFunds® The Right Way to Invest Oppenheimer Global Allocation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/18

	6-Month	1-Year	5-Year	10-Year
Class A Shares of the Fund without Sales Charge	0.17%	5.69%	5.45%	4.46%
Class A Shares of the Fund with Sales Charge	-5.59	-0.38	4.21	3.85
MSCI All Country World Index	3.56	14.16	8.80	5.10
Bloomberg Barclays Global Aggregate Bond Index, Hedged	-0.11	1.39	2.61	3.97
Reference Index	2.16	8.98	6.44	5.06

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER GLOBAL ALLOCATION FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 0.17% during the reporting period. The Fund underperformed its Reference Index (the “Reference Index”), a customized weighted index currently comprised of 60% of the MSCI All Country World Index and 40% of the Bloomberg Barclays Global Aggregate Bond Index, Hedged, which returned 2.16%.

MARKET OVERVIEW

Equity markets continued rallying into the close of the fourth quarter of 2017. Heading into 2018, volatility increased on concerns that a more hawkish U.S. Federal Reserve (Fed) would increase short term interest rates more aggressively to normalize monetary policy and curtail early indications of inflationary price pressure. As a result, although global equities got off to a very strong start in January, markets reversed course during February and March, only recovering slightly in April. Consistent with expectations, the Fed raised interest rates by 25 basis points (bps) from 1.5% to 1.75%, but did not alter rate trajectory projections for the remainder of the year. Nevertheless, U.S. Treasury yields increased across the curve on inflation/policy normalization concerns and increased trade tensions between the U.S. and China caused equity markets to selloff. Although risk-off sentiment gathered steam, developed market equities underperformed emerging markets on more advanced business cycle dynamics and developed markets cyclical sectors began to underperform defensives. During April, equities recovered somewhat from earlier weakness as strong corporate results and big-ticket mergers and acquisitions (M&A) activity lifted market sentiment.

Against this backdrop, equity markets produced positive absolute results despite higher volatility. As mentioned, emerging markets equities outperformed other international and U.S. counterparts, with the MSCI Emerging Markets Index up 4.80% for the six-month period ended April 30, 2018, the MSCI All Country World Index up 3.56%, and the S&P 500 Index up 3.82%. Yields rose across the U.S. Treasury curve during the reporting period, with the 10-year yield ending at 2.95%.

FUND REVIEW

The Fund’s investment objective is to seek total return. The Fund is managed by the Global Multi-Asset Team, which leverages proprietary research to gauge the impact of changes in the macroeconomic backdrop, overall risk environment and evaluations of prospective risks and returns across asset classes. The Fund invests in a globally diversified set of growth and income generating assets such as traditional equities, fixed income assets, and alternatives. The

3        OPPENHEIMER GLOBAL ALLOCATION FUND

Fund seeks to outperform the blended benchmark from dynamic asset allocation decisions and bottom up security selection from actively managed strategies.

During the period, the security selection component of the Fund’s investment process was the largest detractor from relative performance, driven mostly by underperformance in domestic equity strategies. Our large-cap core strategy, which has historically outperformed in periods of volatility, was the largest detractor to performance due to poor stock selection. In particular, the underperformance was mainly driven by company-specific issues with some of our larger holdings within the Industrials, Utilities, and Health Care sectors.

During the period, our broad equity exposure was a positive contributor to performance as equity markets posted gains. We increased exposure to U.S. equities while reducing our European equity tilt, supported by constructive dynamics associated with late expansion phases of the business cycle and deterioration in other developed equity markets. Among style factors, we expect the momentum factor to continue to outperform, currently coinciding with growth and technology stocks. However, although there are no clear catalysts for an enduring correction in U.S. equities at this stage, recent headlines around increasing tariffs on several imports (i.e., washing machines, steel, and aluminum) may provide some near term volatility.

Our tilt to Europe was a detractor during the period. While European equities have done well, the main beneficiary of strong European growth has been the Euro, rather than local equities, which continue to lag U.S. markets both in terms of performance and positive earnings revisions. As mentioned earlier, we reduced our European equity exposure, awaiting clearer signals that economic fundamentals are translating through to earnings. We maintain a tilt to emerging market equities, the largest in the portfolio in relative terms, as we believe the asset class has the potential to offer some of the most attractive returns over the next few years on attractive valuations. Emerging markets exited their “recession” in early 2016, and are currently in the early stage of a new expansionary cycle, supported by strong external demand, rising commodity prices and low inflation. China continues to successfully manage a transition from investment to consumption driven growth. This positioning led to positive contribution during the period as emerging market equities outperformed developed markets.

Our allocation to emerging market local debt was also significant contributor to performance during the period. We favor this asset class for its potential to provide stable income coupled with modest price appreciation from local currencies, which we believe to be attractively valued, and supported in many cases by tailwinds from commodity prices. While spreads to U.S. Treasuries have compressed by about 150bps since 2015, the yield on the asset class

4        OPPENHEIMER GLOBAL ALLOCATION FUND

remains above 6%, with stable average inflation around 4% and a real yield of 2%, well above the negative real yields available in developed fixed income markets. Inflation continues to surprise to the downside for the ninth consecutive year, further supporting local bond prices.

Opportunistic exposure to master limited partnerships (MLPs) was also a detractor to relative performance. Despite a move higher in energy prices, MLPs struggled during the period and underperformed the Index. With the correlation breakdown between MLPs and oil prices, as a risk control measure we reduced our MLP exposure, and took on a more concentrated position via a dynamically managed long position in oil futures. We see rising demand and a supportive supply picture as a tailwind to energy commodities in general and crude markets in particular. Moreover, the Brent futures curve is in backwardation and receives a positive risk premium for long positions relative to the spot market. All these factors, in our view provide upside potential and positive momentum to oil prices in the near term.

STRATEGY & OUTLOOK

As we look ahead, global economic activity has started to decelerate, confirming the slowing of near term growth momentum. This deceleration has been fairly broad-based across regions and sectors, with business surveys in both manufacturing and services indicating a reversal in nearly all of the improvement seen in the fourth quarter of last year. Overall, we believe the global economy has entered a “slowdown” regime, characterized by above-trend but decelerating growth. Growth has moderated most notably in Europe, followed by Asia, while we continue to see acceleration in the United States, which remains in an expansionary regime. Global financial markets have taken notice and our global market sentiment indicators are signaling a decline in global risk appetite, as riskier asset classes have, on average, underperformed safer assets. Similarly, equity market volatility has begun to incorporate some of the uncertainty in the growth outlook, coupled with ongoing noise surrounding North American Free Trade Agreement negotiations and the rising tensions between China and the U.S. on trade issues. Despite such rhetoric, all parties involved have expressed willingness to compromise, and we remain constructive on the resolution of these disputes.

In terms of duration relative to benchmark, we hold a modest underweight in both U.S. and developed markets fixed income. Major central banks are going far and beyond to deliver gradual exit strategies after a decade of unprecedented monetary easing. Their main goal remains clear: policy normalization while minimizing market impact. We do see some headwinds in credit markets with non-financial corporate leverage nearing previous cyclical peaks and tight spread levels. Given the advanced stage of the credit cycle our return expectations are carry or yield-like. On balance we prefer fixed income investments with attractive real yields, such as emerging market local debt and event-linked bonds.

5        OPPENHEIMER GLOBAL ALLOCATION FUND

As always, we continue to closely monitor developments in financial conditions as well as the political and policy landscape to assess risks to the macro outlook and financial markets. We are paying close attention to the policy backdrop and the inflation picture; both are potential headwinds that could derail an already advanced business cycle. Should we see further deterioration in economic data, or volatility pickup in equities or credit, we stand ready to adapt accordingly.

Benjamin Rockmuller, CFA Portfolio Manager

Alessio de Longis, CFA Portfolio Manager

6        OPPENHEIMER GLOBAL ALLOCATION FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Microsoft Corp.	1.0%
Apple, Inc.	1.0
JPMorgan Chase & Co.	0.9
UnitedHealth Group, Inc.	0.8
Facebook, Inc., Cl. A	0.8
Amazon.com, Inc.	0.7
SAP SE	0.7
Alibaba Group Holding Ltd., Sponsored ADR	0.7
Suncor Energy, Inc.	0.6
Airbus SE	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	4.0%
Software	3.1
Internet Software & Services	2.8
Hotels, Restaurants & Leisure	2.7
Oil, Gas & Consumable Fuels	2.5
Semiconductors & Semiconductor Equipment	2.5
Capital Markets	2.2
Insurance	1.8
Beverages	1.8
Technology Hardware, Storage & Peripherals	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	61.3%
Foreign Government Obligations	19.1
Investment Companies
Oppenheimer Institutional Government Money Market Fund	1.0
Oppenheimer Master Event- Linked Bond Fund, LLC	10.1
U.S. Government Obligations	6.2
Short-Term Notes	2.2
Preferred Stocks	0.1
Non-Convertible Corporate Bonds and Notes	—*
Over-the-Counter Options Purchased	—*
Over-the-Counter Interest Rate Swaptions Purchased	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on the total market value of investments.

7        OPPENHEIMER GLOBAL ALLOCATION FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	45.6%
Japan	10.1
France	7.1
United Kingdom	6.2
Germany	4.8
China	3.0
Canada	2.3
South Korea	1.8
Switzerland	1.7
Spain	1.7

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2018, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	47.9%
Europe	26.4
Asia	19.5
Latin & South America	2.9
Emerging Europe	1.7
Middle East/Africa	1.6

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2018, and are based on total market value of investments.

8        OPPENHEIMER GLOBAL ALLOCATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	0.17%	5.69%	5.45%	4.46%
Class B (QGRBX)	9/1/93	-0.32	4.79	4.61	3.96
Class C (QGRCX)	9/1/93	-0.21	4.90	4.68	3.71
Class I (QGRIX)	2/28/12	0.34	6.10	5.92	6.45	*
Class R (QGRNX)	3/1/01	0.00	5.39	5.19	4.21
Class Y (QGRYX)	5/1/00	0.26	5.92	5.74	4.81

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	-5.59%	-0.38%	4.21%	3.85%
Class B (QGRBX)	9/1/93	-5.31	-0.22	4.27	3.96
Class C (QGRCX)	9/1/93	-1.21	3.90	4.68	3.71
Class I (QGRIX)	2/28/12	0.34	6.10	5.92	6.45	*
Class R (QGRNX)	3/1/01	0.00	5.39	5.19	4.21
Class Y (QGRYX)	5/1/00	0.26	5.92	5.74	4.81

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares automatically converted to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Effective June 1, 2018, all Class B shares converted to Class A shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country World Index, the Reference Index (60% MSCI All Country World Index / 40% Bloomberg Barclays Global Aggregate Bond Index, Hedged), and the Bloomberg Barclays Global Aggregate Bond Index, Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Fund’s Reference Index is a customized weighted index currently comprised of 60% MSCI All Country World Index and 40% Barclays Global Aggregate Bond

9        OPPENHEIMER GLOBAL ALLOCATION FUND

Index, Hedged. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of global investment grade fixed-rate debt markets. The index is comprised of several other Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10        OPPENHEIMER GLOBAL ALLOCATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11        OPPENHEIMER GLOBAL ALLOCATION FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	November 1, 2017	April 30, 2018	April 30, 2018
Class A	$ 1,000.00	$ 1,001.70	$ 6.22
Class B	1,000.00	996.80	10.45
Class C	1,000.00	997.90	10.01
Class I	1,000.00	1,003.40	4.18
Class R	1,000.00	1,000.00	7.47
Class Y	1,000.00	1,002.60	5.03

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.60	6.28
Class B	1,000.00	1,014.38	10.54
Class C	1,000.00	1,014.83	10.09
Class I	1,000.00	1,020.63	4.22
Class R	1,000.00	1,017.36	7.53
Class Y	1,000.00	1,019.79	5.07

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.25%
Class B	2.10
Class C	2.01
Class I	0.84
Class R	1.50
Class Y	1.01

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS April 30, 2018 Unaudited

	Shares	Value
Common Stocks—60.9%
Consumer Discretionary—11.4%
Auto Components—1.4%
Aptiv plc	24,460	$2,068,827
BorgWarner, Inc.	6,560	321,046
Bridgestone Corp.	56,000	2,336,411
Continental AG	27,758	7,414,815
Delphi Technologies plc	8,150	394,541
Koito Manufacturing Co. Ltd.	43,600	2,927,574
Valeo SA	102,907	6,847,971

		22,311,185

Automobiles—0.9%
Astra International Tbk PT	565,000	288,950
Bayerische Motoren Werke AG	47,684	5,321,987
General Motors Co.	32,570	1,196,622
Hero MotoCorp Ltd.	57,543	3,214,522
Subaru Corp.	68,100	2,287,015
Volkswagen AG	14,631	3,029,858

		15,338,954

Diversified Consumer Services—0.1%
New Oriental Education & Technology Group, Inc., Sponsored ADR	9,220	828,325
Rentokil Initial plc	190,290	802,148

		1,630,473

Hotels, Restaurants & Leisure—2.7%
Accor SA	43,630	2,464,225
Carnival Corp.	97,330	6,137,630
Cedar Fair LP1	18,533	1,255,425
China Lodging Group Ltd., Sponsored ADR	15,548	2,171,434
Domino’s Pizza Group plc	399,870	1,996,552
Galaxy Entertainment Group Ltd.	283,000	2,476,204
Genting Bhd	1,632,200	3,705,391
Genting Malaysia Bhd	39,100	50,905
Jollibee Foods Corp.	135,080	742,375
Las Vegas Sands Corp.	11,060	811,030
McDonald’s Corp.	23,720	3,971,677
MGM China Holdings Ltd.	864,400	2,369,917
Sands China Ltd.	1,069,600	6,172,057
Starbucks Corp.	26,400	1,519,848
Whitbread plc	77,529	4,564,044
Yum China Holdings, Inc.	68,370	2,923,501

		43,332,215

Household Durables—0.7%
Lennar Corp., Cl. A	11,450	605,590
Panasonic Corp.	98,600	1,461,197
SEB SA2	12,810	2,453,096
Sony Corp.	128,900	5,923,139

13        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Household Durables (Continued)
Whirlpool Corp.	2,850	$441,608

		10,884,630

Internet & Catalog Retail—1.2%
Amazon.com, Inc.[2]	7,286	11,410,823
Booking Holdings, Inc.[2]	650	1,415,700
Ctrip.com International Ltd., ADR[2]	43,240	1,768,516
JD.com, Inc., ADR[2]	130,758	4,773,974
Vipshop Holdings Ltd., ADR[2]	26,870	415,948

		19,784,961

Leisure Products—0.2%
Bandai Namco Holdings, Inc.	78,500	2,662,317

Media—1.1%
Comcast Corp., Cl. A	220,444	6,919,737
ProSiebenSat.1 Media SE	163,215	5,929,174
SES SA, Cl. A, FDR	128,120	1,975,624
Technicolor SA	264,210	430,046
Walt Disney Co. (The)	7,760	778,561
Zee Entertainment Enterprises Ltd.	209,371	1,838,735

		17,871,877

Multiline Retail—0.2%
Dollarama, Inc.	16,113	1,854,824
SACI Falabella	7,797	75,475
Target Corp.	20,840	1,512,984

		3,443,283

Specialty Retail—1.5%
AutoNation, Inc.[2]	21,160	977,380
AutoZone, Inc.[2]	1,880	1,174,098
Best Buy Co., Inc.	44,820	3,430,075
CarMax, Inc.[2]	65,960	4,122,500
Dufry AG2	13,844	1,958,447
Lowe’s Cos., Inc.	77,850	6,417,176
Nitori Holdings Co. Ltd.	13,700	2,305,479
O’Reilly Automotive, Inc.[2]	14,570	3,730,940
Steinhoff International Holdings NV2	303,311	46,505

		24,162,600

Textiles, Apparel & Luxury Goods—1.4%
Cie Financiere Richemont SA	26,145	2,482,919
Hermes International	4,771	3,082,619
Kering SA	8,788	5,069,445
LVMH Moet Hennessy Louis Vuitton SE	24,600	8,562,717
Pandora AS	22,014	2,446,296
PRADA SpA	275,000	1,383,660

14        OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Tapestry, Inc.	10,330	$555,444

		23,583,100

Consumer Staples—5.2%
Beverages—1.8%
Anadolu Efes Biracilik Ve Malt Sanayii AS	98,473	647,272
Coca-Cola Co. (The)	40,450	1,747,845
Coca-Cola European Partners plc	87,950	3,447,640
Diageo plc	54,230	1,928,950
Fomento Economico Mexicano SAB de CV	160,920	1,555,504
Fomento Economico Mexicano SAB de CV, Sponsored ADR	7,280	703,685
Heineken NV	21,013	2,209,661
Kweichow Moutai Co. Ltd., Cl. A	10,169	1,069,691
PepsiCo, Inc.	60,890	6,146,237
Pernod Ricard SA	36,670	6,082,185
Tsingtao Brewery Co. Ltd., Cl. H	578,000	2,998,325

		28,536,995

Food & Staples Retailing—0.7%
Alimentation Couche-Tard, Inc., Cl. B	39,605	1,712,273
Atacadao Distribuicao Comercio e Industria Ltda[2]	252,300	1,087,500
BIM Birlesik Magazalar AS	16,770	284,122
CP ALL PCL	1,037,800	2,857,900
Magnit PJSC	15,693	1,220,307
Shoprite Holdings Ltd.	47,654	947,647
SPAR Group Ltd. (The)	118,131	2,002,188
Walmart, Inc.	17,360	1,535,666

		11,647,603

Food Products—1.5%
Barry Callebaut AG	1,069	1,919,899
Danone SA	74,320	5,991,631
Kraft Heinz Co. (The)	67,780	3,821,436
Mondelez International, Inc., Cl. A	85,680	3,384,360
Saputo, Inc.	72,391	2,347,161
Unilever plc	28,928	1,621,079
Vietnam Dairy Products JSC	22,200	180,413
Want Want China Holdings Ltd.	318,000	281,006
WH Group Ltd.[3]	4,145,500	4,297,421

		23,844,406

Household Products—0.3%
HRG Group, Inc.[2]	13,420	150,841
Procter & Gamble Co. (The)	11,340	820,336
Reckitt Benckiser Group plc	51,847	4,064,783
Spectrum Brands Holdings, Inc.	9,200	663,320

		5,699,280

15        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Personal Products—0.5%
Amorepacific Corp.	2,637	$856,957
Amorepacific Group	1,526	203,320
Beiersdorf AG	15,833	1,794,097
LG Household & Health Care Ltd.	3,889	4,982,993

		7,837,367

Tobacco—0.4%
Philip Morris International, Inc.	62,400	5,116,800
Swedish Match AB	47,464	2,121,433

		7,238,233

Energy—3.0%
Energy Equipment & Services—0.5%
Halliburton Co.	21,143	1,120,368
TechnipFMC plc	167,446	5,488,064
Weatherford International plc[2]	440,350	1,299,032

		7,907,464

Oil, Gas & Consumable Fuels—2.5%
Chevron Corp.	24,871	3,111,611
CNOOC Ltd.	1,339,000	2,259,176
Concho Resources, Inc.[2]	4,910	771,901
ConocoPhillips	22,541	1,476,435
Enbridge, Inc.	22,387	677,654
Exxon Mobil Corp.	39,160	3,044,690
Husky Energy, Inc.	37,312	521,923
Koninklijke Vopak NV	28,062	1,378,203
LUKOIL PJSC, ADR	7,670	511,122
Magellan Midstream Partners LP1	96,080	6,324,946
Novatek PJSC, Sponsored GDR	23,700	3,000,982
Phillips 66	7,809	869,220
Reliance Industries Ltd.	21,681	311,460
Suncor Energy, Inc.	243,330	9,302,506
TOTAL SA	112,690	7,076,527

		40,638,356

Financials—10.2%
Capital Markets—2.2%
Ameriprise Financial, Inc.	5,660	793,589
AXA SA	39,060	1,116,566
Bank of New York Mellon Corp. (The)	84,610	4,612,091
BlackRock, Inc., Cl. A	2,860	1,491,490
Charles Schwab Corp. (The)	27,290	1,519,507
China International Capital Corp. Ltd., Cl. H3	196,400	443,918
CME Group, Inc., Cl. A	30,620	4,828,162
Goldman Sachs Group, Inc. (The)	6,940	1,654,010
Intercontinental Exchange, Inc.	80,750	5,851,145
Morgan Stanley	18,700	965,294
Nasdaq, Inc.	20,910	1,846,771

16        OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Capital Markets (Continued)
NEX Group plc	187,492	$2,542,498
S&P Global, Inc.	25,650	4,837,590
TP ICAP plc	247,946	1,605,112
UBS Group AG2	76,579	1,286,638

		35,394,381

Commercial Banks—4.0%
Banco Comercial Portugues SA, Cl. R2	3,322,483	1,108,575
Banco de Chile	1,070,755	176,824
Banco Santander SA	676,611	4,362,576
Bank Central Asia Tbk PT	159,800	252,683
Bank Mandiri Persero Tbk PT	873,000	444,101
Bank of America Corp.	156,110	4,670,811
Bank Rakyat Indonesia Persero Tbk PT	426,300	98,261
CIT Group, Inc.	11,810	625,339
Citigroup, Inc.	35,020	2,390,815
Commercial International Bank Egypt SAE	123,370	655,631
Credicorp Ltd.	5,330	1,239,172
FirstRand Ltd.	351,208	1,875,397
Grupo Aval Acciones y Valores SA, ADR	83,160	736,798
Grupo Financiero Inbursa SAB de CV, Cl. O	565,091	941,514
HSBC Holdings plc	571,830	5,699,234
ICICI Bank Ltd.	445,309	1,885,149
ICICI Bank Ltd., Sponsored ADR	290,060	2,468,411
Itau Unibanco Holding SA, ADR	41,660	605,320
JPMorgan Chase & Co.	131,150	14,266,497
KeyCorp	65,940	1,313,525
Kotak Mahindra Bank Ltd.	143,693	2,598,694
Lloyds Banking Group plc	3,965,690	3,524,679
Sberbank of Russia PJSC	247,537	888,661
Sberbank of Russia PJSC, Sponsored ADR	18,430	272,454
Societe Generale SA	56,510	3,095,337
SunTrust Banks, Inc.	49,860	3,330,648
US Bancorp	73,100	3,687,895
Zenith Bank plc	427,573	32,689
Zions Bancorporation	32,500	1,779,375

		65,027,065

Consumer Finance—0.3%
Cholamandalam Investment & Finance Co. Ltd.	17,688	459,545
Discover Financial Services	43,290	3,084,412
Prosegur Cash SA3	551,457	1,607,082

		5,151,039

Diversified Financial Services—1.1%
Ayala Corp.	18,990	352,913
B3 SA-Brasil Bolsa Balcao	310,400	2,241,699
Berkshire Hathaway, Inc., Cl. B2	33,250	6,441,522
Grupo de Inversiones Suramericana SA	19,546	271,241

17        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Diversified Financial Services (Continued)
Hong Kong Exchanges & Clearing Ltd.	10,086	$326,927
ING Groep NV	207,754	3,485,464
ORIX Corp.	231,800	4,074,733

		17,194,499

Insurance—1.8%
AIA Group Ltd.	300,200	2,680,237
Aon plc	3,050	434,534
Hartford Financial Services Group, Inc. (The)	23,950	1,289,468
Japan Post Insurance Co. Ltd.	104,500	2,568,290
Marsh & McLennan Cos., Inc.	53,380	4,350,470
Ping An Insurance Group Co. of China Ltd., Cl. H	250,500	2,446,463
Progressive Corp. (The)	76,980	4,641,124
Prudential plc	301,174	7,724,324
Samsung Life Insurance Co. Ltd.	22,014	2,409,370

		28,544,280

Real Estate Investment Trusts (REITs)—0.3%
Crown Castle International Corp.	9,680	976,421
Digital Realty Trust, Inc.	5,230	552,759
Invitation Homes, Inc.	17,900	414,206
Mid-America Apartment Communities, Inc.	24,410	2,232,539
Prologis, Inc.	19,500	1,265,745

		5,441,670

Real Estate Management & Development—0.3%
Ayala Land, Inc.	824,400	647,981
Emaar Properties PJSC	322,727	506,952
Scout24 AG3	47,655	2,468,791
SM Prime Holdings, Inc.	1,424,103	939,279

		4,563,003

Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	123,964	3,482,922

Health Care—6.1%
Biotechnology—1.3%
3SBio, Inc.[2,3]	100,500	215,559
Amgen, Inc.	5,270	919,509
Biocon Ltd.	69,432	691,297
Biogen, Inc.[2]	3,780	1,034,208
Celgene Corp.[2]	51,316	4,469,624
Celltrion Healthcare Co. Ltd.[2]	102	8,479
CSL Ltd.	22,400	2,860,254
Exact Sciences Corp.[2]	43,260	2,163,433
Galapagos NV2	4,089	366,456
Gilead Sciences, Inc.	62,350	4,503,540
Grifols SA	103,103	2,885,334
Vertex Pharmaceuticals, Inc.[2]	4,100	627,956

18        OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Biotechnology (Continued)
Wuxi Biologics Cayman, Inc.[2,3]	23,000	$207,981

		20,953,630

Health Care Equipment & Supplies—1.1%
Abbott Laboratories	14,280	830,096
Boston Scientific Corp.2	118,620	3,406,766
Danaher Corp.	11,524	1,156,088
Essilor International Cie Generale d’Optique SA	13,294	1,809,216
Intuitive Surgical, Inc.[2]	1,980	872,744
Siemens Healthineers AG2,3	11,145	434,514
Sonova Holding AG	12,045	1,990,680
Stryker Corp.	23,330	3,952,569
William Demant Holding AS2	69,845	2,717,901
Zimmer Biomet Holdings, Inc.	8,040	925,967

		18,096,541

Health Care Providers & Services—1.6%
Apollo Hospitals Enterprise Ltd.	38,315	625,589
DaVita, Inc.[2]	41,020	2,575,646
Express Scripts Holding Co.[2]	16,500	1,249,050
Laboratory Corp. of America Holdings[2]	18,050	3,082,037
Mediclinic International plc	74,070	682,050
Quest Diagnostics, Inc.	22,530	2,280,036
Sinopharm Group Co. Ltd., Cl. H	460,600	1,940,751
UnitedHealth Group, Inc.	57,240	13,531,536

		25,966,695

Health Care Technology—0.2%
Cerner Corp.[2]	40,730	2,372,522
Ping An Healthcare & Technology Co. Ltd.[2,3]	7,088	49,489

		2,422,011

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	56,530	3,716,282
Lonza Group AG2	8,986	2,196,421
Samsung Biologics Co. Ltd.[2,3]	2,481	1,124,006
Thermo Fisher Scientific, Inc.	4,780	1,005,473

		8,042,182

Pharmaceuticals—1.4%
Allergan plc	5,560	854,294
Bayer AG	41,097	4,919,706
Dong-E-E-Jiao Co. Ltd., Cl. A	26,599	247,237
Dr. Reddy’s Laboratories Ltd.	9,969	314,728
Hutchison China MediTech Ltd., ADR[2]	3,870	131,774
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	147,980	1,945,279
Merck & Co., Inc.	129,160	7,603,649
Mylan NV2	23,790	922,100
Novo Nordisk AS, Cl. B	56,384	2,647,275

19        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Pharmaceuticals (Continued)
Pfizer, Inc.	52,250	$1,912,873
Roche Holding AG	8,623	1,913,114

		23,412,029

Industrials—6.9%
Aerospace & Defense—1.3%
Airbus SE	75,400	8,832,977
Lockheed Martin Corp.	24,736	7,936,298
MTU Aero Engines AG	14,609	2,513,815
Spirit AeroSystems Holdings, Inc., Cl. A	13,240	1,064,099

		20,347,189

Air Freight & Couriers—0.1%
FedEx Corp.	2,410	595,752
XPO Logistics, Inc.[2]	12,840	1,247,534
ZTO Express Cayman, Inc., ADR	34,940	576,510

		2,419,796

Airlines—0.3%
Alaska Air Group, Inc.	18,950	1,230,424
Japan Airlines Co. Ltd.	48,600	1,914,780
Spirit Airlines, Inc.[2]	31,990	1,142,683

		4,287,887

Commercial Services & Supplies—0.5%
Edenred	68,380	2,347,507
Johnson Controls International plc	10,840	367,151
KAR Auction Services, Inc.	24,030	1,249,319
Prosegur Cia de Seguridad SA	298,376	2,252,726
Republic Services, Inc., Cl. A	30,460	1,970,153
Waste Management, Inc.	8,830	717,791

		8,904,647

Construction & Engineering—0.2%
Boskalis Westminster	54,757	1,618,875
Fluor Corp.	20,300	1,196,685
Vinci SA	6,820	681,001

		3,496,561

Electrical Equipment—0.8%
Legrand SA	29,640	2,298,588
Melrose Industries plc	132,480	415,000
Mitsubishi Electric Corp.	83,100	1,275,910
Nidec Corp.	20,200	3,162,387
Philips Lighting NV3	75,007	2,279,380
Schneider Electric SE	39,520	3,569,836

		13,001,101

20        OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Industrial Conglomerates—0.5%
General Electric Co.	201,280	$2,832,009
Jardine Strategic Holdings Ltd.	42,572	1,610,865
Seibu Holdings, Inc.	163,100	2,755,935
SM Investments Corp.	89,494	1,612,315

		8,811,124

Machinery—1.0%
Aalberts Industries NV	49,695	2,439,343
Atlas Copco AB, Cl. A	58,504	2,276,639
Caterpillar, Inc.	6,410	925,348
Deere & Co.	7,540	1,020,388
Illinois Tool Works, Inc.	17,660	2,508,073
Kubota Corp.	123,000	2,078,138
PACCAR, Inc.	4,950	315,167
Parker-Hannifin Corp.	7,360	1,211,603
Stanley Black & Decker, Inc.	4,030	570,608
VAT Group AG2,3	12,448	1,834,526
Wabtec Corp.	10,120	898,757
Weir Group plc (The)	33,015	967,898

		17,046,488

Professional Services—0.8%
Bureau Veritas SA	82,120	2,139,052
Equifax, Inc.	11,640	1,304,262
Intertek Group plc	19,790	1,328,365
Nielsen Holdings plc	66,720	2,098,344
Recruit Holdings Co. Ltd.	252,300	5,810,808

		12,680,831

Road & Rail—0.3%
Canadian National Railway Co.	8,520	658,426
Kansas City Southern	5,480	584,332
Union Pacific Corp.	25,090	3,352,777

		4,595,535

Trading Companies & Distributors—0.8%
Brenntag AG	46,477	2,659,646
Bunzl plc	89,820	2,600,578
Fastenal Co.	60,150	3,006,899
Ferguson plc	16,563	1,265,360
ITOCHU Corp.	94,400	1,889,453
Travis Perkins plc	70,405	1,225,021

		12,646,957

Transportation Infrastructure—0.3%
Beijing Capital International Airport Co. Ltd., Cl. H	1,656,000	2,257,326
DP World Ltd.	67,925	1,508,062

21        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Transportation Infrastructure (Continued)
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	33,044	$594,250

		4,359,638

Information Technology—13.6%
Communications Equipment—0.9%
Cisco Systems, Inc.	113,530	5,028,244
Motorola Solutions, Inc.	54,220	5,954,982
Nokia OYJ	476,935	2,877,321

		13,860,547

Electronic Equipment, Instruments, & Components—1.4%
Hitachi Ltd.	315,000	2,301,815
Hoya Corp.	90,000	4,811,682
Keyence Corp.	5,900	3,601,644
Largan Precision Co. Ltd.	1,500	174,033
Samsung Electro-Mechanics Co. Ltd.	31,840	3,497,875
Spectris plc	45,462	1,675,742
Sunny Optical Technology Group Co. Ltd.	14,000	228,633
TDK Corp.	49,200	4,192,932
TE Connectivity Ltd.	8,550	784,463
Zebra Technologies Corp., Cl. A2	4,620	622,915

		21,891,734

Internet Software & Services—2.8%
Alibaba Group Holding Ltd., Sponsored ADR[2]	60,351	10,775,068
Alphabet, Inc., Cl. A2	340	346,317
Alphabet, Inc., Cl. C2	3,850	3,916,721
Baidu, Inc., Sponsored ADR[2]	21,960	5,509,764
eBay, Inc.[2]	115,410	4,371,731
Facebook, Inc., Cl. A2	70,110	12,058,920
Kakao Corp.	1,660	171,815
MercadoLibre, Inc.	180	61,130
NAVER Corp.	3,105	2,071,309
Tencent Holdings Ltd.	93,485	4,589,784
United Internet AG	29,641	1,917,434
Yandex NV, Cl. A2	12,091	403,356

		46,193,349

IT Services—1.3%
Amadeus IT Group SA	28,705	2,091,894
Amdocs Ltd.	56,730	3,815,093
Atos SE	21,140	2,848,279
Cielo SA	152,400	835,259
DXC Technology Co.	17,680	1,822,101
First Data Corp., Cl. A2	33,980	615,038
Mastercard, Inc., Cl. A	21,800	3,886,286
PayPal Holdings, Inc.[2]	63,240	4,718,336

22        OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
IT Services (Continued)
Tata Consultancy Services Ltd.	21,634	$1,141,213

		21,773,499

Semiconductors & Semiconductor Equipment—2.5%
Advantest Corp.	215,200	5,068,964
ams AG2	31,659	2,613,050
Applied Materials, Inc.	85,470	4,245,295
ASML Holding NV	17,606	3,327,666
Broadcom, Inc.	4,330	993,389
Infineon Technologies AG	304,748	7,805,049
Marvell Technology Group Ltd.	49,490	992,769
Microchip Technology, Inc.	18,670	1,561,932
Renesas Electronics Corp.[2]	240,900	2,525,281
STMicroelectronics NV	143,950	3,134,372
Taiwan Semiconductor Manufacturing Co. Ltd.	724,000	5,488,262
Texas Instruments, Inc.	21,230	2,153,359

		39,909,388

Software—3.1%
Activision Blizzard, Inc.	57,970	3,846,310
Dassault Systemes SE	18,540	2,394,295
Microsoft Corp.	171,800	16,066,736
Netmarble Corp.[3]	2,811	383,877
Nintendo Co. Ltd.	15,100	6,368,874
Oracle Corp.	36,030	1,645,490
Red Hat, Inc.[2]	4,370	712,572
SAP SE	96,873	10,797,310
ServiceNow, Inc.[2]	15,130	2,513,698
Snap, Inc., Cl. A2	64,097	918,510
Synopsys, Inc.[2]	13,190	1,127,877
Temenos Group AG	31,857	4,000,048

		50,775,597

Technology Hardware, Storage & Peripherals—1.6%
Apple, Inc.	93,881	15,514,774
HP, Inc.	26,060	560,030
Samsung Electronics Co. Ltd.	3,098	7,599,989
Western Digital Corp.	29,460	2,321,153

		25,995,946

Materials—2.6%
Chemicals—1.0%
Air Liquide SA	31,337	4,071,421
Akzo Nobel NV	26,214	2,359,750
Albemarle Corp.	4,380	424,685
DowDuPont, Inc.	37,659	2,381,555
Eastman Chemical Co.	16,900	1,725,152
Essentra plc	178,121	1,080,713
Novozymes AS, Cl. B	30,071	1,417,691

23        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Chemicals (Continued)
PPG Industries, Inc.	19,540	$2,068,895
Sika AG	234	1,695,876

		17,225,738

Construction Materials—0.3%
Dalmia Bharat Ltd.	3,005	136,478
Indocement Tunggal Prakarsa Tbk PT	387,500	489,408
James Hardie Industries plc	68,000	1,204,588
UltraTech Cement Ltd.	13,428	822,982
Vulcan Materials Co.	16,330	1,823,898

		4,477,354

Containers & Packaging—0.2%
CCL Industries, Inc., Cl. B	58,378	2,831,716
WestRock Co.	16,060	950,110

		3,781,826

Metals & Mining—1.1%
Anglo American plc	109,640	2,573,182
Antofagasta plc	246,500	3,278,922
Compass Minerals International, Inc.	10,070	677,711
Franco-Nevada Corp.	14,910	1,058,013
Freeport-McMoRan, Inc.	23,160	352,263
Glencore plc[2]	605,510	2,915,100
Grupo Mexico SAB de CV	376,817	1,252,628
Korea Zinc Co. Ltd.	5,708	2,310,488
Polyus PJSC, GDR[3]	6,900	219,587
Real Gold Mining Ltd.[2,4]	273,000	348
Vale SA, Cl. B, Sponsored ADR	62,690	867,630
Wheaton Precious Metals Corp.	83,340	1,732,639

		17,238,511

Telecommunication Services—1.1%
Diversified Telecommunication Services—0.8%
AT&T, Inc.	50,900	1,664,430
Iliad SA	8,470	1,693,839
Nippon Telegraph & Telephone Corp.	79,500	3,782,844
Spark New Zealand Ltd.	985,423	2,391,110
Verizon Communications, Inc.	76,800	3,790,080

		13,322,303

Wireless Telecommunication Services—0.3%
Rogers Communications, Inc., Cl. B	41,385	1,953,616
SK Telecom Co. Ltd.	14,211	3,037,668

		4,991,284

Utilities—0.8%
Electric Utilities—0.5%
Duke Energy Corp.	15,900	1,274,544

24        OPPENHEIMER GLOBAL ALLOCATION FUND

		Shares	Value
Electric Utilities (Continued)
Edison International		20,170	$1,321,539
Entergy Corp.		14,800	1,207,532
NextEra Energy, Inc.		7,541	1,236,045
PG&E Corp.		63,870	2,944,407

			7,984,067

Gas Utilities—0.1%
AmeriGas Partners LP1		28,615	1,224,722

Multi-Utilities—0.2%
National Grid plc		366,050	4,239,659

Total Common Stocks (Cost $884,138,995)			989,530,524

Preferred Stocks—0.1%
Lojas Americanas SA, Preference		252,014	1,435,168
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		629,697	72,084

Total Preferred Stocks (Cost $1,353,689)			1,507,252

		Principal Amount
U.S. Government Obligations—6.2%
United States Treasury Bonds, 2.875%, 8/15/45[5,6]		$17,022,000	16,279,947
United States Treasury Nts.:
1.625%, 2/15/26[5,6]		38,920,000	35,386,034
2.625%, 2/28/23		16,470,000	16,350,978
2.75%, 2/15/28		33,000,000	32,446,348

Total U.S. Government Obligations (Cost $105,088,982)			100,463,307

Foreign Government Obligations—18.9%
Argentina—0.1%
Argentine Republic:
16.00% Bonds, 10/17/23	ARS	4,825,000	217,045
21.20% Bonds, 9/19/18	ARS	4,550,000	214,913
26.088% [BADLARPP+325] Sr. Unsec. Nts., 3/1/207	ARS	16,346,000	821,100

			1,253,058

Belgium—0.4%
Kingdom of Belgium, Series 85, 0.80% Sr. Unsec. Nts., 6/22/28[3]	EUR	5,560,000	6,708,663

Brazil—0.5%
Federative Republic of Brazil:
10.00% Unsec. Nts., 1/1/21	BRL	16,165,000	4,838,256
10.00% Unsec. Nts., 1/1/23	BRL	3,930,000	1,166,170
17.959% Unsec. Nts., 8/15/22[11]	BRL	1,200,000	1,126,691
18.093% Unsec. Nts., 5/15/45[11]	BRL	495,000	477,929

			7,609,046

Canada—0.7%
Canada, 1.00% Bonds, 6/1/27	CAD	16,950,000	11,812,128

25        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Chile—0.2%
Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	1,507,000,000	$2,522,565
4.50% Bonds, 3/1/21	CLP	280,000,000	468,640
4.50% Bonds, 3/1/26	CLP	200,000,000	328,089
			3,319,294

Colombia—0.2%
Republic of Colombia:
Series B, 7.00% Bonds, 5/4/22	COP	3,390,000,000	1,279,150
Series B, 7.50% Bonds, 8/26/26	COP	3,650,000,000	1,408,899
Series B, 10.00% Bonds, 7/24/24	COP	2,400,000,000	1,034,452
			3,722,501

Egypt—0.0%
Arab Republic of Egypt:
Series 3YR, 15.00% Bonds, 10/3/20	EGP	4,250,000	238,710
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	1,000,000	57,511
			296,221

France—1.7%
French Republic, 0.75% Bonds, 5/25/28	EUR	23,610,000	28,419,116

Germany—1.3%
Federal Republic of Germany, 0.50% Bonds, 2/15/28	EUR	17,150,000	20,600,472

Hungary—0.2%
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	116,700,000	527,808
Series 25/B, 5.50% Bonds, 6/24/25	HUF	575,000,000	2,722,301
Series 27/A, 3.00% Bonds, 10/27/27	HUF	70,000,000	281,261
			3,531,370

Indonesia—0.5%
Republic of Indonesia:
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	14,600,000,000	1,067,781
Series FR63, 5.625% Sr. Unsec. Nts., 5/15/23	IDR	4,600,000,000	320,388
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	20,700,000,000	1,711,145
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	28,900,000,000	2,230,986
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	29,650,000,000	2,398,640
			7,728,940

Italy—1.3%
Italian Republic, 2.00% Bonds, 2/1/28	EUR	16,990,000	20,933,109

Japan—5.3%
Japan, Series 350, 0.10% Sr. Unsec. Nts., 3/20/28	JPY	9,309,000,000	85,584,640

26        OPPENHEIMER GLOBAL ALLOCATION FUND

		Principal Amount	Value
Malaysia—0.1%
Federation of Malaysia:
Series 0217, 4.045% Sr. Unsec. Nts., 8/15/24	MYR	1,000,000	$254,383
Series 0902, 4.378% Sr. Unsec. Nts., 11/29/19	MYR	6,785,000	1,749,840
			2,004,223

Mexico—0.4%
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	45,000,000	2,168,209
Series M, 8.00% Bonds, 6/11/20	MXN	10,000,000	542,438
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	22,000,000	1,211,208
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	17,020,000	976,905
Series M20, 10.00% Bonds, 12/5/24	MXN	18,850,000	1,147,738
Series M30, 8.50% Sr. Unsec. Nts., 11/18/38	MXN	5,880,000	342,427
Series M30, 10.00% Bonds, 11/20/36	MXN	2,750,000	181,796
			6,570,721

Netherlands—0.4%
Kingdom of Netherlands, 0.75% Bonds, 7/15/28[3]	EUR	5,330,000	6,471,149

Peru—0.2%
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[3]	PEN	3,560,000	1,189,952
6.95% Sr. Unsec. Nts., 8/12/31[3]	PEN	760,000	264,523
7.84% Sr. Unsec. Nts., 8/12/20[3]	PEN	4,180,000	1,430,869
8.20% Sr. Unsec. Nts., 8/12/26[3]	PEN	2,255,000	843,518
			3,728,862

Poland—0.1%
Republic of Poland:
Series 0721, 1.75% Bonds, 7/25/21	PLN	2,310,000	657,136
Series 0726, 2.50% Bonds, 7/25/26	PLN	6,960,000	1,919,180
			2,576,316

Romania—0.1%
Romania, Series 10YR, 5.95% Bonds, 6/11/21	RON	5,640,000	1,564,473

Russia—0.8%
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	88,675,000	1,452,673
Series 6210, 6.80% Bonds, 12/11/19	RUB	126,800,000	2,022,034
Series 6211, 7.00% Bonds, 1/25/23	RUB	231,200,000	3,718,512
Series 6212, 7.05% Bonds, 1/19/28	RUB	18,000,000	284,410
Series 6216, 6.70% Bonds, 5/15/19	RUB	338,600,000	5,390,823
			12,868,452

South Africa—0.6%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	4,700,000	378,570
Series 2030, 8.00% Bonds, 1/31/30	ZAR	13,540,000	1,039,861

27        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
South Africa (Continued)
Republic of South Africa: (Continued)
Series 2037, 8.50% Bonds, 1/31/37	ZAR	47,650,000	$3,670,809
Series 2048, 8.75% Bonds, 2/28/48	ZAR	4,500,000	349,875
Series R186, 10.50% Bonds, 12/21/26	ZAR	6,635,000	608,658
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	42,700,000	3,375,092
Series R214, 6.50% Bonds, 2/28/41	ZAR	9,140,000	554,029
			9,976,894

Spain—0.9%
Kingdom of Spain, 1.40% Sr. Unsec. Nts., 4/30/28[3]	EUR	11,510,000	14,058,583

Thailand—0.2%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	80,500,000	2,557,954
2.125% Sr. Unsec. Nts., 12/17/26	THB	34,400,000	1,064,222
			3,622,176

Turkey—0.3%
Republic of Turkey:
8.50% Bonds, 7/10/19	TRY	1,165,000	271,382
8.80% Bonds, 11/14/18	TRY	1,100,000	264,567
10.70% Bonds, 2/17/21	TRY	2,670,000	613,914
11.00% Bonds, 2/24/27	TRY	9,870,000	2,274,272
12.20% Bonds, 1/18/23	TRY	940,000	225,391
12.40% Bonds, 3/8/28	TRY	2,900,000	710,307
			4,359,833

United Kingdom—2.3%
United Kingdom Gilt, 4.25% Unsec. Nts., 12/7/27	GBP	21,710,000	37,485,785

Uruguay—0.1%
Oriental Republic of Uruguay, 9.875% Sr. Unsec. Nts., 6/20/22[3]	UYU	29,910,000	1,097,392
Total Foreign Government Obligations (Cost $313,908,905)			307,903,417

Non-Convertible Corporate Bond and Note—0.0%
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22 (Cost $210,945)		210,000	215,240

	Counter- party	Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Option Purchased—0.0%
BRL Currency Call[2] (Cost $22,997)	CITNA-B	BRL3.200	4/25/19	BRL 512,000	BRL 6,000	20,316

28        OPPENHEIMER GLOBAL ALLOCATION FUND

	Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaption Purchased—0.0%
Interest
Rate Swap
Maturing 6/19/20[2] (Cost $37,474)	BAC	Pay	Three- Month USD BBA LIBOR	2.667%	6/15/18	USD	18,280	$5,245

		Principal Amount
Short-Term Notes—2.2%
Arab Republic of Egypt Treasury Bills, 15.783%, 3/5/19[9]	EGP	9,150,000	452,830
Arab Republic of Egypt Treasury Bills, 17.25%, 7/3/18[9]	EGP	16,000,000	880,408
Argentine Republic Treasury Bills, 27.071%, 6/21/18[9]	ARS	8,210,000	386,230
Federal Republic of Nigeria Treasury Bills, 15.388%, 10/18/18[9]	NGN	159,000,000	420,342
Federal Republic of Nigeria Treasury Bills, 18.386%, 8/2/18[8]	NGN	300,000,000	813,460
United States Treasury Bills, 1.981%, 10/18/189,[10]		33,060,000	32,755,573
Total Short-Term Notes (Cost $35,753,128)			35,708,843

	Shares
Investment Companies—11.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.67%[12,13]	15,583,445	15,583,445
Oppenheimer Master Event-Linked Bond Fund, LLC[12]	10,590,407	164,070,514
Total Investment Companies (Cost $186,141,457)		179,653,959
Total Investments, at Value (Cost $1,526,656,572)	99.3%	1,615,008,103
Net Other Assets (Liabilities)	0.7	10,801,094

Net Assets	100.0%	$1,625,809,197

Footnotes to Consolidated Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $47,630,780 or 2.93% of the Fund’s net assets at period end.

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

5. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $13,207,230. See Note 6 of the accompanying Consolidated Notes.

6. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $3,481,523. See Note 6 of the accompanying Consolidated Notes.

7. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

8. Current yield as of period end.

9. Zero coupon bond reflects effective yield on the original acquisition date.

10. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

11. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

29        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2017	Gross Additions		Gross Reductions	Shares April 30, 2018
Oppenheimer Institutional
Government Money Market Fund, Cl. E	178,062,806	618,747,908		781,227,269	15,583,445
Oppenheimer Master Event-Linked Bond Fund, LLC	4,616,016	5,974,391		—	10,590,407
Oppenheimer Master Loan Fund, LLC	7,213,775	—		7,213,775	—
Oppenheimer Senior Floating Rate Fund, Cl. I	4,392,376	—		4,392,376	—
Oppenheimer Ultra Short Duration Fund, Cl. Y	—	23,699,827		23,699,827	—

	Value	Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional
Government Money Market Fund, Cl. E	$15,583,445	$422,903		$—	$—
Oppenheimer Master Event-Linked Bond Fund, LLC	164,070,514	3,102,731	[a]	(693,643)[a]	1,232,593[a]
Oppenheimer Master Loan Fund, LLC	—	426,339	[b]	(838,598)[b]	85,021[b]
Oppenheimer Senior Floating Rate Fund, Cl. I	—	60,108		860,678	(1,036,373)
Oppenheimer Ultra Short Duration Fund, Cl. Y	—	649,263		(406,010)	—

Total	$179,653,959	$4,661,344		$ (1,077,573)	$281,241

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

13. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$736,453,471	45.6%
Japan	163,672,244	10.1
France	115,353,113	7.1
United Kingdom	99,871,655	6.2
Germany	77,606,668	4.8
China	48,000,505	3.0
Canada	36,462,880	2.3
South Korea	28,658,149	1.8
Switzerland	28,112,501	1.7
Spain	27,258,195	1.7

30        OPPENHEIMER GLOBAL ALLOCATION FUND

Geographic Holdings (Continued)	Value	Percent
Netherlands	$25,569,492	1.6%
Italy	22,316,769	1.4
India	20,063,808	1.2
Russia	19,384,920	1.2
Hong Kong	17,695,486	1.1
South Africa	15,530,681	1.0
Brazil	14,701,937	0.9
Mexico	11,618,302	0.7
Indonesia	9,302,344	0.6
Denmark	9,229,163	0.6
Belgium	7,075,119	0.4
Chile	6,850,515	0.4
Thailand	6,480,076	0.4
Malaysia	5,760,519	0.3
Taiwan	5,662,295	0.3
Turkey	5,291,227	0.3
Peru	4,968,034	0.3
Colombia	4,730,539	0.3
Sweden	4,398,072	0.3
Philippines	4,294,862	0.3
Hungary	3,531,370	0.2
Finland	2,877,321	0.2
Australia	2,860,254	0.2
Austria	2,613,050	0.2
Poland	2,576,316	0.2
New Zealand	2,391,110	0.1
Macau	2,369,917	0.1
Egypt	2,285,090	0.1
United Arab Emirates	2,015,015	0.1
Argentina	1,700,418	0.1
Romania	1,564,473	0.1
Nigeria	1,266,491	0.1
Ireland	1,204,588	0.1
Portugal	1,108,575	0.1
Uruguay	1,097,392	0.1
Bermuda	992,769	0.1
Vietnam	180,413	0.0

Total	$1,615,008,103	100.0%

Forward Currency Exchange Contracts as of April 30, 2018
Counter	Settlement	Currency			Currency Sold	Unrealized	Unrealized
-party	Month(s)	Purchased (000’s)			(000’s)	Appreciation	Depreciation
BAC	06/2018	CNH	67,150	USD	10,670	$—	$70,358
BAC	06/2018	COP	71,964,000	USD	25,200	397,034	—
BAC	06/2018	HUF	132,700	USD	530	—	17,822
BAC	06/2018	ILS	2,900	USD	848	—	39,802
BAC	05/2018	MXN	736,500	USD	40,020	—	688,814
BAC	06/2018	MYR	65,290	USD	16,701	—	186,886
BAC	06/2018	PHP	12,900	USD	246	2,953	—
BAC	06/2018	SEK	232,780	USD	28,202	—	1,499,594

31        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	06/2018	THB	96,300	USD	3,095	$—	$39,865
BAC	06/2018	TRY	230	USD	55	316	—
BAC	05/2018	USD	32	BRL	110	893	—
BAC	06/2018	USD	22,702	CHF	21,575	820,978	—
BAC	06/2018	USD	22,270	CLP	13,410,000	410,416	—
BAC	06/2018	USD	808	ILS	2,890	3,041	—
BAC	06/2018	USD	19,194	MYR	74,390	377,476	—
BAC	06/2018	USD	8,090	NOK	63,070	212,244	—
BAC	06/2018	USD	1,553	PEN	5,080	—	5,434
BAC	06/2018	USD	18,803	PLN	63,640	654,958	—
BAC	06/2018	USD	12,878	RUB	825,400	—	140,566
BAC	06/2018	USD	41,189	SGD	54,000	432,424	—
BAC	06/2018	USD	12,269	THB	382,000	145,919	—
BAC	06/2018	USD	2,305	ZAR	27,510	113,076	—
BAC	06/2018	ZAR	1,430	USD	120	—	6,281
BOA	06/2018	AUD	44,545	USD	34,584	—	1,042,112
BOA	05/2018	BRL	12,170	USD	3,545	—	71,460
BOA	06/2018	HUF	207,000	USD	826	—	26,584
BOA	06/2018	IDR	10,897,000	USD	785	—	6,349
BOA	06/2018	ILS	2,890	USD	831	—	25,644
BOA	06/2018	NZD	36,115	USD	26,606	—	1,198,535
BOA	06/2018	PHP	42,200	USD	814	874	—
BOA	06/2018	PLN	9,040	USD	2,662	—	84,861
BOA	06/2018	TRY	37,840	USD	8,999	153,769	—
BOA	06/2018	TWD	790,000	USD	27,277	—	484,019
BOA	05/2018	USD	3,603	BRL	12,170	129,096	—
BOA	06/2018	USD	34,246	CNH	217,250	—	48,465
BOA	06/2018	USD	63	COP	172,000	2,206	—
BOA	08/2018	USD	854	EUR	690	12,226	—
BOA	06/2018	USD	50,392	GBP	35,936	780,130	—
BOA	06/2018	USD	12	HUF	3,000	437	—
BOA	06/2018	USD	20,621	IDR	285,195,000	264,850	—
BOA	06/2018	USD	432	KRW	459,000	2,721	—
BOA	06/2018	USD	979	MXN	18,150	16,642	—
BOA	06/2018	USD	28,449	PHP	1,493,000	—	358,088
BOA	06/2018	USD	270	THB	8,400	3,857	—
BOA	06/2018	USD	839	ZAR	10,170	28,587	—
CITNA-B	06/2018	USD	750	RUB	45,800	27,511	—
CITNA-B	05/2018 - 06/2018	BRL	36,040	USD	10,392	—	107,283
CITNA-B	06/2018	COP	2,433,000	USD	865	987	—
CITNA-B	06/2018	CZK	600	USD	29	—	912
CITNA-B	08/2018	GHS	3,710	USD	794	4,009	4,462
CITNA-B	06/2018	HUF	20,200	USD	80	—	1,681
CITNA-B	06/2018	ILS	65,520	USD	18,814	—	546,434
CITNA-B	06/2018	MXN	25,850	USD	1,390	2,333	21,133
CITNA-B	06/2018	PEN	1,230	USD	380	—	2,853
CITNA-B	06/2018	PHP	976,000	USD	18,697	134,686	—
CITNA-B	06/2018	PLN	38,050	USD	11,222	—	371,588

32        OPPENHEIMER GLOBAL ALLOCATION FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
CITNA-B	06/2018	RON	25	USD	7	$—	$174
CITNA-B	06/2018	RUB	626,700	USD	10,842	—	957,478
CITNA-B	06/2018	SGD	5,650	USD	4,328	—	61,223
CITNA-B	06/2018	THB	292,400	USD	9,398	—	118,107
CITNA-B	06/2018	TRY	2,450	USD	616	—	22,219
CITNA-B	05/2018 - 04/2019	USD	19,179	BRL	66,760	163,094	—
CITNA-B	06/2018	USD	2,115	CLP	1,273,200	39,756	—
CITNA-B	06/2018	USD	1,062	COP	3,047,000	1,194	22,963
CITNA-B	06/2018	USD	15	CZK	300	472	—
CITNA-B	06/2018	USD	3,602	DKK	21,515	99,234	—
CITNA-B	06/2018	USD	25,775	ILS	88,040	1,229,478	—
CITNA-B	06/2018	USD	2,212	MXN	41,100	36,777	3,591
CITNA-B	06/2018	USD	2,478	PEN	8,090	—	5,375
CITNA-B	06/2018	USD	1,072	RUB	61,900	94,792	—
CITNA-B	06/2018	USD	9,732	TRY	38,960	306,098	—
CITNA-B	06/2018	USD	16,569	TWD	481,000	255,797	—
CITNA-B	06/2018	ZAR	140	USD	11	35	—
DEU	06/2018	EUR	26,800	USD	33,144	—	671,639
DEU	06/2018	GBP	5,770	USD	8,181	—	215,087
DEU	06/2018	NOK	102,020	USD	13,262	—	518,527
DEU	06/2018	USD	16,316	EUR	13,175	335,704	—
DEU	06/2018	USD	73	PLN	250	1,931	—
GSCO-OT	06/2018	CLP	505,000	USD	827	—	3,846
GSCO-OT	06/2018	COP	2,206,000	USD	811	—	25,724
GSCO-OT	06/2018	HUF	42,000	USD	166	—	3,870
GSCO-OT	06/2018	MXN	20,800	USD	1,103	4,104	4,137
GSCO-OT	06/2018	MYR	14,005	USD	3,578	—	35,247
GSCO-OT	06/2018	PLN	820	USD	242	—	8,408
GSCO-OT	06/2018	TRY	560	USD	134	1,665	—
GSCO-OT	06/2018	USD	847	CLP	506,000	21,719	—
GSCO-OT	06/2018	USD	184	IDR	2,555,000	1,940	—
GSCO-OT	06/2018	USD	1,206	MXN	22,900	2,748	11,733
GSCO-OT	06/2018	USD	758	MYR	2,980	3,971	—
GSCO-OT	06/2018	USD	66	RON	250	1,318	—
GSCO-OT	06/2018	ZAR	8,020	USD	671	—	31,632
HSBC	06/2018	CHF	29,150	USD	31,107	—	1,543,427
HSBC	06/2018	PLN	1,440	USD	424	—	13,152
HSBC	06/2018	USD	26,445	AUD	33,558	1,176,335	—
HSBC	05/2018 - 06/2018	USD	131,255	EUR	106,930	1,812,342	—
HSBC	05/2018	USD	37,571	GBP	26,920	460,284	—
HSBC	06/2018	USD	6,208	HKD	48,520	17,750	—
HSBC	06/2018	USD	4,383	HUF	1,095,000	152,213	—
HSBC	05/2018	USD	85,676	JPY	9,345,000	27,895	—
HSBC	05/2018 - 06/2018	USD	45,396	MXN	856,200	12,812	292,214
HSBC	06/2018	USD	37,368	NZD	51,020	1,474,612	—
HSBC	06/2018	USD	37,874	SEK	307,080	2,648,013	—
HSBC	06/2018	USD	7,962	TRY	33,090	—	42,652
HSBC	06/2018	USD	14,352	ZAR	175,310	393,336	—

33        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	05/2018	BRL	10,070	USD	2,880	$—	$5,874
JPM	06/2018	CAD	20,800	USD	16,397	—	174,437
JPM	06/2018	CLP	17,107,200	USD	28,430	—	544,206
JPM	06/2018	CZK	33,100	USD	1,617	—	50,631
JPM	06/2018	EUR	90,805	USD	112,414	—	2,272,722
JPM	08/2018	GHS	120	USD	26	—	106
JPM	06/2018	IDR	265,698,000	USD	19,193	301	228,317
JPM	06/2018	INR	802,200	USD	12,189	3,491	207,457
JPM	06/2018	JPY	5,803,000	USD	55,082	—	1,788,457
JPM	06/2018	MXN	26,100	USD	1,404	2,902	22,761
JPM	08/2018	NGN	147,000	USD	396	24,501	—
JPM	06/2018	RUB	27,100	USD	440	—	11,994
JPM	06/2018	SGD	54,000	USD	41,243	—	486,311
JPM	06/2018	TRY	3,660	USD	875	11,766	—
JPM	10/2018	UAH	12,600	USD	429	16,437	—
JPM	06/2018	USD	1,257	ARS	26,980	2,321	—
JPM	05/2018	USD	2,893	BRL	10,070	18,566	—
JPM	05/2018 - 06/2018	USD	68,786	CAD	89,625	—	1,104,806
JPM	06/2018	USD	22,363	COP	62,193,000	256,305	14,513
JPM	06/2018	USD	408	CZK	8,500	5,352	—
JPM	06/2018 - 08/2018	USD	179,932	EUR	144,285	4,913,130	—
JPM	06/2018	USD	17,347	INR	1,136,000	376,894	—
JPM	06/2018	USD	10,496	KRW	11,156,000	64,744	—
JPM	08/2018	USD	384	NGN	147,000	—	36,414
JPM	06/2018	USD	250	PLN	850	7,426	—
JPM	06/2018	USD	1,653	RON	6,215	42,804	—
JPM	06/2018	USD	7,842	RUB	453,500	683,416	—
JPM	06/2018	USD	85	TRY	350	747	143
JPM	06/2018	USD	847	ZAR	10,640	—	1,136
JPM	06/2018 - 06/2018	ZAR	113,190	USD	9,475	—	462,417
TDB	05/2018	BRL	35,420	USD	10,175	—	65,303
TDB	06/2018	CAD	44,740	USD	35,511	—	617,167
TDB	08/2018	EUR	485	USD	605	—	13,881
TDB	06/2018	GBP	19,800	USD	28,154	—	818,925
TDB	05/2018	USD	10,394	BRL	35,420	284,466	—
TDB	06/2018	USD	59,807	JPY	6,379,000	1,223,766	—
TDB	06/2018	USD	144	MXN	2,700	462	—

Total Unrealized Appreciation and Depreciation						$23,853,865	$20,638,288

Futures Contracts as of April 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Brent Crude Oil*	Buy	5/31/18	257	USD 17,998	$19,195,330	$1,197,178
MSCI Emerging
Market Index	Buy	6/15/18	366	USD 22,581	21,085,260	(1,495,758)
Nikkei 225 Index	Sell	6/7/18	33	JPY 6,385	6,795,005	(410,457)

34        OPPENHEIMER GLOBAL ALLOCATION FUND

Futures Contracts (Continued)
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini
Index	Buy	6/15/18	499	USD 69,588	$66,042,650	$(3,545,006)
SPI 200 Index	Buy	6/21/18	151	AUD 16,990	16,955,424	(34,392)
Stoxx Europe 600
Index	Sell	6/15/18	3,928	EUR 87,934	90,362,775	(2,428,300)
United States
Treasury Nts., 5 yr.	Buy	6/29/18	289	USD 32,985	32,803,758	(181,079)
United States Ultra
Bonds	Buy	6/20/18	104	USD 16,130	16,341,000	211,066

						$(6,686,748)

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at April 30, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		MXN		MXN

MXN Currency Put	JPM	20.200	8/2/18	(44,945)	MXN 2,020,000	$25,737	$(23,686)
		ZAR		ZAR

ZAR Currency Call	JPM	12.000	8/1/18	(21,770)	ZAR 1,200,000	11,954	(12,235)

Total Over-the-Counter Options Written						$37,691	$(35,921)

Centrally Cleared Interest Rate Swaps at April 30, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Pay	BP0006M	1.677%	2/12/28	GBP 74,070	$—	$1,405,244	$1,405,244
		Three-Month SEK			SEK
BAC	Pay	STIBOR SIDE	1.471	2/14/28	1,019,560	—	3,112,533	3,112,533
		MXN TIIE
BNP	Pay	BANXICO	7.380	3/29/23	MXN 80,850	—	(21,931)	(21,931)
		Three-Month ZAR
CITNA-B	Pay	JIBAR SAFEX	8.590	1/23/28	ZAR 24,790	—	11,410	11,410
CITNA-B	Pay	SORF6M	2.675	4/25/28	SGD 535	—	565	565
		MXN TIIE
CITNA-B	Pay	BANXICO	7.920	9/13/18	MXN 139,475	—	671	671
CITNA-B	Receive	SORF6M	2.000	4/25/20	SGD 2,410	—	(730)	(730)
DEU	Receive	BZDI	7.980	1/4/21	BRL 6,100	—	(952)	(952)
		Six-Month PLN
GSCOI	Receive	WIBOR WIBO	2.580	2/6/23	PLN 13,850	—	47,707	47,707
		MXN TIIE
GSCOI	Pay	BANXICO	7.350	3/11/22	MXN 41,358	—	(11,208)	(11,208)
		Three-Month ZAR
GSCOI	Pay	JIBAR SAFEX	7.600	2/21/28	ZAR 7,325	—	(3,945)	(3,945)
		MXN TIIE
JPM	Receive	BANXICO	8.040	2/11/28	MXN 24,850	—	(25,110)	(25,110)
		Three-Month USD
JPM	Receive	BBA LIBOR	2.118	3/20/22	USD 1,965	—	54,819	54,819

35        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
JPM	Pay	BZDI	9.480%	7/1/20	BRL 78,400	$—	$20,647	$20,647
		MXN TIIE
JPM	Pay	BANXICO	7.895	2/21/20	MXN 94,100	—	17,657	17,657
JPM	Pay	BZDI	10.500	7/1/20	BRL 58,285	—	76,396	76,396
JPM	Pay	BZDI	8.840	1/4/21	BRL 19,130	—	138,509	138,509
JPM	Receive	BZDI	9.395	1/2/23	BRL 7,075	—	(30,609)	(30,609)
JPM	Receive	BZDI	7.535	1/2/19	BRL 20,580	—	(60,510)	(60,510)
JPM	Receive	EUR006M	1.161	2/14/28	EUR 132,135	—	(3,282,184)	(3,282,184)
		Three-Month ZAR
JPM	Pay	JIBAR SAFEX	7.930	1/9/28	ZAR 10,895	—	14,375	14,375
		MXN TIIE
UBS	Pay	BANXICO	6.860	7/21/22	MXN 32,600	—	(41,274)	(41,274)
UBS	Receive	BBSW6M	3.063	2/13/28	AUD 159,395	—	(2,002,463)	(2,002,463)

Total Centrally Cleared Interest Rate Swaps						$—	$(580,383)	$(580,383)

Over-the-Counter Interest Rate Swaps at April 30, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.250%	9/29/22	INR 93,800	$—	$(27,461)	$(27,461)
		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.290	9/28/22	INR 199,500	—	(53,722)	(53,722)
		Six-Month INR
		FBIL MIBOR OIS
BOA	Receive	Compound	6.705	3/8/23	INR 93,110	—	11,566	11,566
BOA	Pay	NSERO	6.700	3/8/20	INR 407,275	—	(6,812)	(6,812)
		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.350	6/5/22	INR 247,500	—	(48,056)	(48,056)
		Three-Month
		MYR KLIBOR
BOA	Pay	BNM	3.470	10/27/21	MYR 17,050	—	(61,242)	(61,242)
		Three-Month
		MYR KLIBOR
BOA	Pay	BNM	3.290	10/27/18	MYR 10,430	—	(5,712)	(5,712)
		Three-Month
		COP IBR OIS			COP
GSCOI	Pay	Compound	5.175	4/20/20	9,387,500	—	52,475	52,475
JPM	Pay	BZDI	10.130	7/1/19	BRL 35,205	—	136,655	136,655
		Three-Month
		COP IBR OIS			COP
JPM	Pay	Compound	5.700	3/8/19	14,175,000	—	81,235	81,235

Total Over-the-Counter Interest Rate Swaps						$—	$78,926	$78,926

36        OPPENHEIMER GLOBAL ALLOCATION FUND

Over-the-Counter Interest Rate Swaptions Written at April 30, 2018
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Interest Rate			Three- Month
Swap maturing			USD BBA
6/19/20 Call	BAC	Receive	LIBOR	2.417%	6/15/18	USD 18,280	$10,054	$(368)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
TDB	Toronto Dominion Bank
UBS	UBS AG
Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
GHS	Ghana Cedi
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol

37        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
ZAR	South African Rand
Definitions
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBSW6M	ASX Australian Bank Bill Short Term Rates 6 Month Mid
BNM	Bank Negara Malaysia
BP0006M	ICE LIBOR GBP 6 Month
BZDI	Brazil Interbank Deposit Rate
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbak Offered Rate
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KOSPI200	Korean Stock Exchange Capitalization - weighted Index made up of 200 Korean Stocks.
MIBOR	Mumbai Interbank Offered Rate
MSCI	Morgan Stanley Capital International
Nikkei 225	225 top-rated Japanese Companies listed on the Tokyo Stock Exchange
NSERO	India Rupee Floating Rate
OIS	Overnight Index Swap
S&P	Standard & Poor’s
SORF6M	Association of Banks in Singapore Swap Offer Rate Fixing 6 Month
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
See accompanying Notes to Consolidated Financial Statements.

38        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES April 30, 2018 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,340,515,115)	$1,435,354,144
Affiliated companies (cost $186,141,457)	179,653,959

1,615,008,103
Cash	2,176,707
Cash used for collateral on futures	1,555,000
Cash used for collateral on centrally cleared swaps	5,422,417
Unrealized appreciation on forward currency exchange contracts	23,853,865
Swaps, at value	281,931
Centrally cleared swaps, at value	4,900,533
Receivables and other assets:
Interest and dividends	5,914,831
Investments sold	5,593,735
Shares of beneficial interest sold	830,485
Variation margin receivable	398,952
Other	414,812

Total assets	1,666,351,371
Liabilities
Bank overdraft-foreign	1,021,219
Unrealized depreciation on forward currency exchange contracts	20,638,288
Options written, at value (premiums received $37,691)	35,921
Swaps, at value	203,005
Centrally cleared swaps, at value	5,480,916
Swaptions written, at value (premiums received $10,054)	368
Payables and other liabilities:
Investments purchased	10,096,409
Shares of beneficial interest redeemed	968,200
Variation margin payable	948,651
Trustees’ compensation	434,987
Distribution and service plan fees	300,612
Foreign capital gains tax	232,003
Shareholder communications	11,721
Other	169,874

Total liabilities	40,542,174
Net Assets	$1,625,809,197

Composition of Net Assets
Par value of shares of beneficial interest	$839,700
Additional paid-in capital	1,496,248,605
Accumulated net investment loss	(1,454,312)
Accumulated net realized gain on investments and foreign currency transactions	45,375,665
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	84,799,539

Net Assets	$1,625,809,197

39        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,169,457,244 and 59,943,637 shares of beneficial interest outstanding)	$19.51
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$20.70
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,425,439 and 76,581 shares of beneficial interest outstanding)	$18.61
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $240,327,446 and 12,896,198 shares of beneficial interest outstanding)	$18.64
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $33,364,117 and 1,710,924 shares of beneficial interest outstanding)	$19.50
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,300,718 and 2,316,379 shares of beneficial interest outstanding)	$19.12
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $136,934,233 and 7,026,261 shares of beneficial interest outstanding)	$19.49

See accompanying Notes to Consolidated Financial Statements.

40        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended April 30, 2018 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$3,056,784
Dividends	45,947
Net expenses	(193,595)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,909,136

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	420,670
Dividends	5,669
Net expenses	(18,381)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	407,958

Total allocation of net investment income from master funds	3,317,094

Investment Income
Interest (net of foreign withholding taxes of $95,461)	4,516,430
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $851,560)	8,370,130
Affiliated companies	1,132,274

Total investment income	14,018,834

Expenses
Management fees	6,555,612
Distribution and service plan fees:
Class A	1,434,060
Class B	20,014
Class C	1,199,297
Class R	107,390
Transfer and shareholder servicing agent fees:
Class A	1,209,147
Class B	4,188
Class C	244,930
Class I	4,664
Class R	44,562
Class Y	137,284
Shareholder communications:
Class A	29,044
Class B	1,556
Class C	4,649
Class I	118
Class R	764
Class Y	1,143
Custodian fees and expenses	130,296
Borrowing fees	29,378
Trustees’ compensation	18,619
Other	159,959

Total expenses	11,336,674

41        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Expenses (Continued)
Less reduction to custodian expenses	$(705)
Less waivers and reimbursements of expenses	(487,074)

Net expenses	10,848,895
Net Investment Income	6,487,033
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	51,597,628
Affiliated companies	454,668
Option contracts written	121,906
Futures contracts	4,439,544
Foreign currency transactions	352,822
Forward currency exchange contracts	(14,995,315)
Swap contracts	(2,052,897)
Swaption contracts written	19,602
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(693,643)
Oppenheimer Master Loan Fund, LLC	(838,598)

Net realized gain	38,405,717
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	(41,368,455)
Affiliated companies	(1,036,373)
Translation of assets and liabilities denominated in foreign currencies	(90,160)
Forward currency exchange contracts	3,482,924
Futures contracts	(4,839,631)
Option contracts written	(1,777)
Swap contracts	(436,121)
Swaption contracts written	9,680
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	1,232,593
Oppenheimer Master Loan Fund, LLC	85,021

Net change in unrealized appreciation/depreciation	(42,962,299)
Net Increase in Net Assets Resulting from Operations	$1,930,451

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

42        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations
Net investment income	$6,487,033	$21,764,631
Net realized gain	38,405,717	100,694,996
Net change in unrealized appreciation/depreciation	(42,962,299)	62,492,163

Net increase in net assets resulting from operations	1,930,451	184,951,790
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(155,726)	(31,957,138)
Class B	—	(409,300)
Class C	—	(6,145,060)
Class I	(71,643)	(744,944)
Class R	—	(1,026,798)
Class Y	(214,639)	(2,079,058)

	(442,008)	(42,362,298)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(25,640,945)	(53,432,818)
Class B	(5,904,277)	(12,049,760)
Class C	3,834,014	(22,478,232)
Class I	5,237,852	2,304,081
Class R	1,443,734	1,975,345
Class Y	15,938,227	52,486,258

	(5,091,395)	(31,195,126)
Net Assets
Total increase (decrease)	(3,602,952)	111,394,366
Beginning of period	1,629,412,149	1,518,017,783

End of period (including accumulated net investment loss of $1,454,312 and $7,499,337, respectively)	$1,625,809,197	$1,629,412,149

See accompanying Notes to Consolidated Financial Statements.

43        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$19.48	$17.77	$17.58	$17.43	$17.27	$14.70
Income (loss) from investment operations:
Net investment income[2]	0.09	0.28	0.23	0.24	0.27	0.34
Net realized and unrealized gain (loss)	(0.06)	1.94	0.23	0.15	0.21	2.41
Total from investment operations	0.03	2.22	0.46	0.39	0.48	2.75
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[3]	(0.51)	(0.27)	(0.24)	(0.32)	(0.18)
Net asset value, end of period	$19.51	$19.48	$17.77	$17.58	$17.43	$17.27

Total Return, at Net Asset Value[4]	0.17%	12.84%	2.72%	2.26%	2.85%	18.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,169,457	$1,193,012	$1,139,315	$1,203,181	$1,279,187	$1,369,331
Average net assets (in thousands)	$1,198,903	$1,157,102	$1,150,095	$1,247,197	$1,336,323	$1,327,442
Ratios to average net assets:[5,6]
Net investment income	0.88%	1.51%	1.33%	1.39%	1.58%	2.11%
Expenses excluding specific expenses listed below	1.31%	1.34%	1.34%	1.33%	1.37%	1.43%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%
Total expenses[8]	1.31%	1.34%	1.34%	1.33%	1.37%	1.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.27%	1.28%	1.28%	1.30%	1.35%
Portfolio turnover rate	58%	40%	84%	83%	43%	37%

44        OPPENHEIMER GLOBAL ALLOCATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.33%
Year Ended October 31, 2017	1.36%
Year Ended October 31, 2016	1.35%
Year Ended October 30, 2015	1.33%
Year Ended October 31, 2014	1.38%
Year Ended October 31, 2013	1.44%

See accompanying Notes to Consolidated Financial Statements.

45        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$18.67	$17.12	$16.99	$16.86	$16.76	$14.30
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.13	0.09	0.11	0.13	0.19
Net realized and unrealized gain (loss)	(0.05)	1.86	0.23	0.14	0.21	2.34
Total from investment operations	(0.06)	1.99	0.32	0.25	0.34	2.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.44)	(0.19)	(0.12)	(0.24)	(0.07)
Net asset value, end of period	$18.61	$18.67	$17.12	$16.99	$16.86	$16.76

Total Return, at Net Asset Value[3]	(0.32)%	11.95%	1.99%	1.45%	2.05%	17.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,425	$7,272	$18,396	$33,478	$56,317	$84,161
Average net assets (in thousands)	$4,020	$11,960	$24,510	$42,919	$69,381	$91,497
Ratios to average net assets:[4,5]
Net investment income (loss)	(0.12)%	0.76%	0.54%	0.63%	0.79%	1.24%
Expenses excluding specific expenses listed below	2.16%	2.12%	2.12%	2.08%	2.21%	2.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	2.16%	2.12%	2.12%	2.08%	2.21%	2.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.10%	2.05%	2.06%	2.03%	2.09%	2.22%
Portfolio turnover rate	58%	40%	84%	83%	43%	37%

46        OPPENHEIMER GLOBAL ALLOCATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	2.18%
Year Ended October 31, 2017	2.14%
Year Ended October 31, 2016	2.13%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.22%
Year Ended October 31, 2013	2.43%

See accompanying Notes to Consolidated Financial Statements.

47        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$18.67	$17.13	$17.00	$16.88	$16.78	$14.31
Income (loss) from investment operations:
Net investment income[2]	0.01	0.14	0.10	0.11	0.14	0.22
Net realized and unrealized gain (loss)	(0.04)	1.85	0.23	0.14	0.21	2.33
Total from investment operations	(0.03)	1.99	0.33	0.25	0.35	2.55
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.45)	(0.20)	(0.13)	(0.25)	(0.08)
Net asset value, end of period	$18.64	$18.67	$17.13	$17.00	$16.88	$16.78

Total Return, at Net Asset Value[3]	(0.21)%	11.99%	1.97%	1.50%	2.10%	17.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$240,328	$237,072	$238,771	$247,445	$262,594	$281,444
Average net assets (in thousands)	$243,062	$236,259	$240,948	$256,637	$275,145	$273,813
Ratios to average net assets:[4,5]
Net investment income	0.13%	0.77%	0.58%	0.64%	0.83%	1.39%
Expenses excluding specific expenses listed below	2.07%	2.09%	2.09%	2.08%	2.12%	2.14%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	2.07%	2.09%	2.09%	2.08%	2.12%	2.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.01%	2.02%	2.03%	2.03%	2.05%	2.06%
Portfolio turnover rate	58%	40%	84%	83%	43%	37%

48        OPPENHEIMER GLOBAL ALLOCATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	2.09%
Year Ended October 31, 2017	2.11%
Year Ended October 31, 2016	2.10%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.13%
Year Ended October 31, 2013	2.15%

See accompanying Notes to Consolidated Financial Statements.

49        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$19.48	$17.75	$17.56	$17.41	$17.25	$14.69
Income (loss) from investment operations:
Net investment income[2]	0.13	0.36	0.29	0.31	0.32	0.34
Net realized and unrealized gain (loss)	(0.06)	1.93	0.25	0.16	0.24	2.48
Total from investment operations	0.07	2.29	0.54	0.47	0.56	2.82
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.56)	(0.35)	(0.32)	(0.40)	(0.26)
Net asset value, end of period	$19.50	$19.48	$17.75	$17.56	$17.41	$17.25

Total Return, at Net Asset Value[3]	0.34%	13.33%	3.18%	2.71%	3.32%	19.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,364	$28,163	$23,444	$747	$3,031	$775
Average net assets (in thousands)	$31,397	$25,390	$9,808	$877	$1,075	$147
Ratios to average net assets:[4,5]
Net investment income	1.31%	1.93%	1.66%	1.74%	1.90%	2.01%
Expenses excluding specific expenses listed below	0.89%	0.90%	0.85%	0.88%	0.94%	0.92%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	0.89%	0.90%	0.85%	0.88%	0.94%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.84%	0.79%	0.83%	0.87%	0.84%
Portfolio turnover rate	58%	40%	84%	83%	43%	37%

50        OPPENHEIMER GLOBAL ALLOCATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	0.91%
Year Ended October 31, 2017	0.92%
Year Ended October 31, 2016	0.86%
Year Ended October 30, 2015	0.88%
Year Ended October 31, 2014	0.95%
Year Ended October 31, 2013	0.93%

See accompanying Notes to Consolidated Financial Statements.

51        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$19.12	$17.47	$17.29	$17.15	$17.01	$14.48
Income (loss) from investment operations:
Net investment income[2]	0.06	0.23	0.18	0.20	0.23	0.29
Net realized and unrealized gain (loss)	(0.06)	1.90	0.24	0.14	0.20	2.38
Total from investment operations	0.00	2.13	0.42	0.34	0.43	2.67
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.48)	(0.24)	(0.20)	(0.29)	(0.14)
Net asset value, end of period	$19.12	$19.12	$17.47	$17.29	$17.15	$17.01

Total Return, at Net Asset Value[3]	0.00%	12.55%	2.51%	1.98%	2.56%	18.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,301	$42,854	$37,321	$36,537	$39,483	$43,683
Average net assets (in thousands)	$44,235	$39,052	$36,498	$38,398	$42,159	$44,174
Ratios to average net assets:[4,5]
Net investment income	0.64%	1.26%	1.09%	1.14%	1.33%	1.86%
Expenses excluding specific expenses listed below	1.56%	1.59%	1.59%	1.58%	1.63%	1.68%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.56%	1.59%	1.59%	1.58%	1.63%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.52%	1.53%	1.53%	1.56%	1.60%
Portfolio turnover rate	58%	40%	84%	83%	43%	37%

52        OPPENHEIMER GLOBAL ALLOCATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.58%
Year Ended October 31, 2017	1.61%
Year Ended October 31, 2016	1.60%
Year Ended October 30, 2015	1.58%
Year Ended October 31, 2014	1.64%
Year Ended October 31, 2013	1.69%

See accompanying Notes to Consolidated Financial Statements.

53        OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$19.47	$17.75	$17.56	$17.42	$17.26	$14.69
Income (loss) from investment operations:
Net investment income[2]	0.11	0.32	0.28	0.29	0.32	0.40
Net realized and unrealized gain (loss)	(0.06)	1.94	0.23	0.14	0.22	2.41
Total from investment operations	0.05	2.26	0.51	0.43	0.54	2.81
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.54)	(0.32)	(0.29)	(0.38)	(0.24)
Net asset value, end of period	$19.49	$19.47	$17.75	$17.56	$17.42	$17.26

Total Return, at Net Asset Value[3]	0.26%	13.13%	2.97%	2.47%	3.17%	19.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,934	$121,039	$60,771	$45,698	$40,652	$37,264
Average net assets (in thousands)	$136,654	$82,959	$52,148	$42,596	$39,075	$33,958
Ratios to average net assets:[4,5]
Net investment income	1.14%	1.72%	1.63%	1.63%	1.86%	2.47%
Expenses excluding specific expenses listed below	1.07%	1.10%	1.09%	1.08%	1.09%	1.06%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.07%	1.10%	1.09%	1.08%	1.09%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.03%	1.03%	1.03%	1.02%	0.98%
Portfolio turnover rate	58%	40%	84%	83%	43%	37%

54        OPPENHEIMER GLOBAL ALLOCATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.09%
Year Ended October 31, 2017	1.12%
Year Ended October 31, 2016	1.10%
Year Ended October 30, 2015	1.08%
Year Ended October 31, 2014	1.10%
Year Ended October 31, 2013	1.07%

See accompanying Notes to Consolidated Financial Statements.

55        OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS April 30, 2018 Unaudited

1.	Organization

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class B shares automatically converted to Class A shares 72 months after the date of purchase. Effective June 1, 2018, all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2.	Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

56        OPPENHEIMER GLOBAL ALLOCATION FUND

2.	Significant Accounting Policies (Continued)

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 6,101 shares with net assets of $35,631,928 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$32,755,573
Net assets	$35,631,928
Net income (loss)	$(30,458)
Net realized gain (loss)	$2,174,595
Net change in unrealized appreciation/depreciation	$1,198,896

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

57        OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2.	Significant Accounting Policies (Continued)

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

58        OPPENHEIMER GLOBAL ALLOCATION FUND

2.	Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended October 31, 2017, the Fund utilized $111,062,368 of capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

59        OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2.	Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,528,265,371
Federal tax cost of other investments	80,887,270

Total federal tax cost	$1,609,152,641

Gross unrealized appreciation	$191,235,491
Gross unrealized depreciation	(108,044,751)

Net unrealized appreciation	$83,190,740

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives

60        OPPENHEIMER GLOBAL ALLOCATION FUND

3.	Securities Valuation (Continued)

other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee

61        OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3.	Securities Valuation (Continued)

considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

62        OPPENHEIMER GLOBAL ALLOCATION FUND

3.	Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$78,358,880	$106,646,715	$—	$185,005,595
Consumer Staples	36,759,943	49,342,974	—	86,102,917
Energy	27,221,254	20,025,533	—	47,246,787
Financials	92,587,034	72,211,825	—	164,798,859
Health Care	66,099,772	32,793,316	—	98,893,088
Industrials	41,175,642	71,422,112	—	112,597,754
Information Technology	119,864,359	100,535,701	—	220,400,060
Materials	18,146,895	24,576,186	348	42,723,429
Telecommunication Services	7,408,126	10,905,461	—	18,313,587
Utilities	9,208,789	4,239,659	—	13,448,448
Preferred Stocks	1,507,252	—	—	1,507,252
U.S. Government Obligations	—	100,463,307	—	100,463,307
Foreign Government Obligations	—	307,903,417	—	307,903,417
Non-Convertible Corporate Bond and Note	—	215,240	—	215,240
Over-the-Counter Option Purchased	—	20,316	—	20,316
Over-the-Counter Interest Rate
Swaption Purchased	—	5,245	—	5,245
Short-Term Notes	—	35,708,843	—	35,708,843
Investment Companies	15,583,445	164,070,514	—	179,653,959

Total Investments, at Value	513,921,391	1,101,086,364	348	1,615,008,103
Other Financial Instruments:
Swaps, at value	—	281,931	—	281,931
Centrally cleared swaps, at value	—	4,900,533	—	4,900,533
Futures contracts	1,408,244	—	—	1,408,244
Forward currency exchange contracts	—	23,853,865	—	23,853,865

Total Assets	$515,329,635	$1,130,122,693	$348	$1,645,452,676

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(203,005)	$—	$(203,005)
Centrally cleared swaps, at value	—	(5,480,916)	—	(5,480,916)
Options written, at value	—	(35,921)	—	(35,921)
Futures contracts	(8,094,992)	—	—	(8,094,992)
Forward currency exchange contracts	—	(20,638,288)	—	(20,638,288)
Swaptions written, at value	—	(368)	—	(368)

Total Liabilities	$(8,094,992)	$(26,358,498)	$—	$(34,453,490)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

63        OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*

Assets Table Investments, at Value:
Common Stocks
Consumer
Discretionary	$–	$(3,420,264)	$3,420,264	$–
Consumer
Staples	2,069,007	–	–	(2,069,007)
Financials	–	(1,915,088)	1,915,088	–
Health Care	–	(614,347)	614,347	–
Materials	–	(912,400)	912,400	–

Total Assets	$2,069,007	$(6,862,099)	$6,862,099	$(2,069,007)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4.	Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds

64        OPPENHEIMER GLOBAL ALLOCATION FUND

4.	Investments and Risks (Continued)

advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund,

LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 43.6% of Master Event-Linked Bond and no longer held Master Loan at period end.

65        OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

4.	Investments and Risks (Continued)

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5.	Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

66        OPPENHEIMER GLOBAL ALLOCATION FUND

5.	Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6.	Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by

67        OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6.	Use of Derivatives (Continued)

the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $708,953,294 and $1,070,960,135, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to

68        OPPENHEIMER GLOBAL ALLOCATION FUND

6.	Use of Derivatives (Continued)

the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $439,706,778 and $54,558,972 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

69        OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6.	Use of Derivatives (Continued)

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $103,501 and $23,265 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $11,672 and $12,109 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated

70        OPPENHEIMER GLOBAL ALLOCATION FUND

6.	Use of Derivatives (Continued)

by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $161,904,586 and $181,137,296 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

71        OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6.	Use of Derivatives (Continued)

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $6,537 and $12,058 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities

72        OPPENHEIMER GLOBAL ALLOCATION FUND

6.	Use of Derivatives (Continued)

in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $4,653,500.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded

73        OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6.	Use of Derivatives (Continued)

and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$1,406,961	$(1,406,961)	$–	$–	$–
Barclays Bank plc	3,576,973	(2,695,790)	(287,500)	–	593,683
Citibank NA	2,416,569	(2,247,476)	–	–	169,093
Deutsche Bank AG	337,635	(337,635)	–	–	–
Goldman Sachs Bank USA	37,465	(37,465)	–	–	–
Goldman Sachs International	52,475	–	–	–	52,475
HSBC Bank USA NA	8,175,592	(1,891,445)	–	(4,366,000)	1,918,147
JPMorgan Chase Bank NA	6,648,993	(6,648,993)	–	–	–
Toronto Dominion Bank	1,508,694	(1,508,694)	–	–	–

	$24,161,357	$(16,774,459)	$(287,500)	$(4,366,000)	$2,733,398

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

74        OPPENHEIMER GLOBAL ALLOCATION FUND

6.	Use of Derivatives (Continued)

Consolidated

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(3,549,122)	$1,406,961	$1,837,256	$–	$(304,905)
Barclays Bank plc	(2,695,790)	2,695,790	–	–	–
Citibank NA	(2,247,476)	2,247,476	–	–	–
Deutsche Bank AG	(1,405,253)	337,635	927,383	–	(140,235)
Goldman Sachs Bank USA	(124,597)	37,465	–	–	(87,132)
HSBC Bank USA NA	(1,891,445)	1,891,445	–	–	–
JPMorgan Chase Bank NA	(7,448,623)	6,648,993	561,410	–	(238,220)
Toronto Dominion Bank	(1,515,276)	1,508,694	6,582	–	–

	$(20,877,582)	$16,774,459	$3,332,631	$–	$(770,492)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Swaps, at value	$281,931		Swaps, at value	$203,005
Interest rate contracts	Centrally cleared swaps, at value	4,900,533		Centrally cleared swaps, at value	5,480,916
Commodity contracts	Variation margin receivable	231,300	*
Equity contracts	Variation margin receivable	68,340	*	Variation margin payable	948,651	*
Interest rate contracts	Variation margin receivable	99,312	*
	Unrealized appreciation on			Unrealized depreciation on
Forward currency exchange contracts	foreign currency exchange contracts	23,853,865		foreign currency exchange contracts	20,638,288
Forward currency exchange contracts				Options written, at value	35,921
Interest rate contracts				Swaptions written, at value	368

75        OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6.	Use of Derivatives (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Forward currency exchange contracts	Investments, at value	$20,316	**
Interest rate contracts	Investments, at value	5,245	**

Total		$29,460,842			$27,307,149

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Commodity contracts	$—	$—	$—	$2,174,595
Equity contracts	(23,200)	—	—	4,523,692
Forward currency exchange contracts	(427,085)	—	121,906	—
Interest rate contracts	—	19,602	—	(2,258,743)

Total	$(450,285)	$19,602	$121,906	$4,439,544

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Commodity contracts	$—	$—	$2,174,595
Equity contracts	—	—	4,500,492
Forward currency exchange contracts	(14,995,315)	—	(15,300,494)
Interest rate contracts	—	(2,052,897)	(4,292,038)

Total	$(14,995,315)	$(2,052,897)	$(12,917,445)

*Includes purchased option contracts and purchased swaption contracts, if any.

76        OPPENHEIMER GLOBAL ALLOCATION FUND

6.	Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts

Commodity contracts	$—	$—	$—	$1,197,178
Equity contracts	—	—	—	(5,554,283)
Forward currency
exchange contracts	(8,022)	—	(1,777)	—
Interest rate contracts	(32,229)	9,680	—	(482,526)

Total	$(40,251)	$9,680	$(1,777)	$(4,839,631)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total

Commodity contracts	$—	$—	$1,197,178
Equity contracts	—	—	(5,554,283)
Forward currency
exchange contracts	3,482,924	—	3,473,125
Interest rate contracts	—	(436,121)	(941,196)

Total	$3,482,924	$(436,121)	$(1,825,176)

*Includes purchased option contracts and purchased swaption contracts, if any.

7.	Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	2,566,633	$50,857,575	5,154,234	$95,608,718
Dividends and/or
distributions reinvested	7,323	144,168	1,712,064	29,581,846
Redeemed	(3,872,528)	(76,642,688)	(9,731,041)	(178,623,382)

Net decrease	(1,298,572)	$(25,640,945)	(2,864,743)	$(53,432,818)

Class B
Sold	1,477	$27,922	12,873	$227,380
Dividends and/or
distributions reinvested	—	—	24,311	403,325
Redeemed	(314,426)	(5,932,199)	(722,308)	(12,680,465)

Net decrease	(312,949)	$(5,904,277)	(685,124)	$(12,049,760)

77        OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

7.	Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Class C
Sold	1,314,761	$24,933,225	1,750,056	$31,150,274
Dividends and/or distributions reinvested	—	—	333,508	5,532,894
Redeemed	(1,113,256)	(21,099,211)	(3,329,805)	(59,161,400)

Net increase (decrease)	201,505	$3,834,014	(1,246,241)	$(22,478,232)

Class I
Sold	361,147	$7,134,006	233,115	$4,345,192
Dividends and/or distributions reinvested	3,642	71,612	42,957	744,567
Redeemed	(99,954)	(1,967,766)	(150,802)	(2,785,678)

Net increase	264,835	$5,237,852	125,270	$2,304,081

Class R
Sold	348,601	$6,772,144	619,381	$11,315,722
Dividends and/or distributions reinvested	—	—	57,150	968,474
Redeemed	(273,833)	(5,328,410)	(571,515)	(10,308,851)

Net increase	74,768	$1,443,734	105,016	$1,975,345

Class Y
Sold	2,319,089	$45,733,325	4,104,270	$76,565,697
Dividends and/or distributions reinvested	8,931	175,574	103,417	1,791,705
Redeemed	(1,519,957)	(29,970,672)	(1,413,141)	(25,871,144)

Net increase	808,063	$15,938,227	2,794,546	$52,486,258

8.	Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$921,986,992	$851,809,307
U.S. government and government agency obligations	49,429,355	—

9.	Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

78        OPPENHEIMER GLOBAL ALLOCATION FUND

9.	Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.78% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

79        OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9.	Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Fund’s projected benefit obligations, payments to retired

Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,186
Payments Made to Retired Trustees	93,412
Accumulated Liability as of April 30, 2018	213,758

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans

80        OPPENHEIMER GLOBAL ALLOCATION FUND

9.	Fees and Other Transactions with Affiliates (Continued)

continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor	Distributor
April 30, 2018	$135,103	$—	$1,033	$5,830	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $108,291. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$29,947
Class B	151
Class C	5,984
Class R	1,087
Class Y	3,191

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $338,423 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10.	Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a

81        OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

10.	Borrowings and Other Financing (Continued)

$1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

82        OPPENHEIMER GLOBAL ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

83        OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Benjamin Rockmuller, Vice President
Alessio de Longis, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

84        OPPENHEIMER GLOBAL ALLOCATION FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

85        OPPENHEIMER GLOBAL ALLOCATION FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

86        OPPENHEIMER GLOBAL ALLOCATION FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

87        OPPENHEIMER GLOBAL ALLOCATION FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions.
Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com
Call Us 800 225 5677
Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0257.001.0418 June 22, 2018

Semiannual Report 4/30/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Fundamental Alternatives Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/18

	Class A Shares of the Fund		HFRX Global Hedge Fund Index

	Without Sales Charge	With Sales Charge
6-Month	-0.76%	-6.47%	-0.13%
1-Year	-0.61	-6.33	2.86
5-Year	2.83	1.62	1.18
10-Year	1.31	0.71	-0.34

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -0.76% for the 6-month reporting period ended 4/30/18. The Fund underperformed its benchmark, the HFRX Global Hedge Fund Index (“Index”), which returned -0.13% during the same period, by 63 basis points (“bps”). The Fund’s Class A shares (without sales charge) ranked in the 82nd percentile (297 out of 368 funds) of the Morningstar Multialternative Funds peer group for total return during the 1-year period ended 4/30/18 and the 51st percentile (125 out of 285 funds) for the three years ended 4/30/18. For the five-year and ten-year periods ended 4/30/18, the Fund ranked in the 20th percentile (27 out of 148 funds) and 42nd percentile (20 out of 41 funds), respectively, although the 10-year ranking includes time periods before the current portfolio manager began managing the Fund. The Long/Short Credit strategy contributed to performance during the reporting period while the Long/Short Equity and Long/Short Macro strategies were detractors.

The Fund offers the flexibility often associated with alternatives while providing the daily liquidity and transparency benefits of a mutual fund. It seeks to provide investors with strong risk-adjusted returns that have low sensitivity to traditional market factors over the long term. The investment team’s process has an underlying value philosophy that combines bottom-up and top-down fundamental analysis for security selection and portfolio construction. The Fund is able to invest both long and short across distinct alternative investment strategies including Long/Short Equity, Long/Short Credit and Long/Short Macro (including currencies, interest rates, sovereign debt and commodities), making the Fund truly flexible. Although many investors focus on the short-term outlook when considering potential investments, the Fund utilizes a longer-term approach. We look at changing dynamics on both a macroeconomic and microeconomic basis over a multi-year time horizon to uncover investment opportunities that emerge from change.

The Fund continues to deliver on its value proposition of effective diversification combined with very low volatility on an absolute basis, good downside risk mitigation and high risk-adjusted returns. Two key measures of those risk-adjusted returns are the Sharpe ratio (which penalizes both upside and downside volatility) and the Sortino ratio (which penalizes only downside volatility). For the five-year period ended 4/30/18, the Fund has been ranked in the 7th percentile (14 out of 193 funds) of the Morningstar Multialternative Funds peer group for Sharpe ratio and the 2nd percentile (4 out of 193 funds) for Sortino ratio, right near the top of the class. Moreover, we believe that upside/

3 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

downside capture ratios provide a good measure of the Fund’s downside protection. The upside capture ratio is the cumulative performance of a fund in all up months of positive return divided by the cumulative performance of an index in those months. The downside capture ratio is the cumulative performance of a fund in all down months of negative return divided by the cumulative performance of an index in those months. For the five-year period ended 4/30/18, the Fund’s upside capture has been 70% of the Index and its downside capture has been just 26%. This level of asymmetry means that the Fund has delivered significantly more upside than downside during that period. In contrast, the Morningstar Multialternative peer group average captured 81% of the upside of the Index but also 79% of the downside over the same period. In our view, these risk-adjusted returns and upside/ downside capture ratios are a testament to the Fund’s intelligent blending of multiple strategies across different asset classes.

MARKET OVERVIEW

Risk assets around the world have rallied since Trump’s election victory in November 2016, pushing valuations close to all-time highs for a variety of asset classes. The S&P 500 has generated a total return of 28.35% from November 2016 to 4/30/18 while the Nikkei 225 Index has risen 32.71% and the MSCI Emerging Market Index has risen 33.15% over the same period. Against this backdrop, interest rates have climbed higher, with the yield on the 10-year Treasury note rising from 1.85% on Election Day to 2.95% by the end of the reporting period. Thus far in 2018, fixed income has come under pressure as rates have backed up, with the Bloomberg Barclays U.S. Aggregate Bond Index falling 2.19% through 4/30/18. Bond proxies such as real estate investment trusts (REITs), telecoms, utilities and even master limited partnerships (MLPs) have come under pressure this year as well. In our view, Treasuries could become less helpful to investors during market selloffs, in part because they offer low yields, making the risk/ reward tradeoff unattractive. This is especially true as the Federal Reserve (Fed) continues on its well-telegraphed path of raising rates while simultaneously shrinking its balance sheet.

We believe geopolitical risks abound both in the U.S. and around the world. The Trump administration has injected a level of policy uncertainty into the markets that investors have not seen in quite a while. At the same time, structural flaws in both Europe and Japan remain unresolved. China and other emerging markets will likely eventually face slower long-term growth because the current growth is overly reliant, in our view, on excessive credit growth. Moreover, we believe that in a number of countries there has been a meaningful change in the relationship between elected representatives and voters, or stated differently, between those who make policies and those who actually pay for those policies. This change was typified by Brexit where voters in the UK surprised the capital markets by electing to leave the European

4 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Union (EU). Voter dissatisfaction with ruling parties is also apparent elsewhere in Europe including Germany, Austria, Spain and Italy. In the most recent example, Italian voters in March shunned center left parties and instead voted for populist and center right candidates, resulting in a hung parliament. It now appears that the Euro-skeptic/populist Five Star party and the anti-immigrant League party could form a ruling coalition. Markets are reacting to rhetoric about anti-austerity measures, universal minimum income and increased spending on public sector employees as spreads on Italian sovereign debt widen meaningfully. (A similar story is playing out elsewhere, including in Malaysia where after the period ended, voters in May rejected the scandal-plagued party of incumbent Najib Razak and elected 92-year old Mahathir Mohamad as Prime Minister, a position he last held in 2003.) Joining the EU opened the door to new problems, such as immigration and the need to bail out peripheral nations. However, the EU does not seem capable of solving these issues, which has caused significant internal tension. The chasm between politicians who decide social and fiscal policies and the voters who actually pay for those policies is growing. We believe the EU in its current form is unsustainable, although we do not know what specific catalysts might cause changes in its structure or when those changes might occur.

Meanwhile, voter dissatisfaction was on full display in the U.S. in November 2016 as Donald Trump won the presidential election with a campaign to effect radical change in Washington and the Republicans swept Congress for the first time in 15 years. Each of these elections had the potential to create significant geopolitical change that could increase volatility in the capital markets. Under these circumstances, we believe investors could benefit from a broader toolkit than was needed during the risk-on, quantitative easing (QE)-supported market of the past several years and a different toolkit than has been effective in the past because of what we view as the unfavorable risk/ reward in conservative fixed income. Part of this broader toolkit could include the Fund’s ability to take short positions that can actually profit from market declines. The Fund’s multi-strategy and multi-asset class approach offers the flexibility to navigate what we see as a dynamic, unpredictable and still challenging environment.

FUND REVIEW

Long/Short Equity Strategy. The top contributors were our call option strategy on the S&P 500 Index and our long positions in Cisco Systems and UnitedHealth Group. In contrast, the biggest detractors were our short positions in Koninklijke Ahold and Jones Lang LaSalle and our long position in General Electric.

Top Contributors

Our call option strategy on the S&P 500 Index contributed to performance in the period as the index climbed 3.82% through 4/30/18 on the back of strong quarterly

5 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

results, continued economic growth in the U.S. and the passage of tax cuts. We like the asymmetry of the call option strategy, which has limited downside and considerably more potential upside.

Our holdings in Cisco Systems (CSCO), a manufacturer of networking hardware and telecommunications equipment, also contributed to performance. The company’s shares have benefitted from a variety of factors. First, Cisco is showing tangible evidence of its ability to transition to a higher mix of recurring revenue, which should translate into more predictable top-line performance over time. Second, the company has been a major beneficiary of capital repatriation enabled by recently enacted tax reforms. Management has made clear that it will use these funds to improve its shareholder capital allocation program. Finally, Cisco has benefitted from overall improvement in the enterprise spending environment.

Our long position in UnitedHealth Group (UNH) contributed to performance as well. UNH is the largest health insurer in the U.S. with a diversified business model that serves commercial customers, government programs such as Medicare Advantage and Medicaid, and international customers. UNH also owns a fast-growing services business, Optum, which has increasingly become an earnings driver for the company. UNH outperformed on the back of strong growth in its insurance and healthcare services units, as well as a better than expected outlook for earnings growth in 2018.

Largest Detractors

In contrast, our short position in Koninklijke Ahold, a Netherlands-based international retailer, detracted from performance. The company’s shares rebounded as investor concerns over the entry of LIDL, a German discount supermarket operator, ebbed as a result of LIDL’s uneven start in the U.S. market. We remain convinced that LIDL and the hard discounter entrants in the food retailing market will be disruptive for incumbents such as Ahold. LIDL has not changed its goals in terms of penetrating the domestic market. Furthermore, its entry is likely to continue to impact industry leader Wal-Mart, and any competitive response by Wal-Mart is likely to pose a risk to Ahold. Finally, in the wake of its purchase of Whole Foods, Amazon now has private label products available on its website, which is not only deflationary but also puts additional pressure on Ahold.

Our short position in Jones Lang LaSalle (JLL), a U.S.-based commercial real estate manager, detracted from performance after the company reported better than expected revenue and earnings in its quarterly results. Upside surprises in the company’s two most important businesses (commercial leasing and capital markets) were driven by market share gains, as overall market conditions remain muted. In conjunction with its quarterly results, the management team provided a downbeat market outlook for 2018, as absorption for the leasing industry is expected to be flat to down 5%, while capital markets volumes are expected to decline 5%-10%.

6 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Our long position in General Electric (GE), an industrial conglomerate focused on aviation, power, energy, and healthcare, underperformed in part due to investors’ concerns about the magnitude of revisions to the earnings outlook for 2018. The concerns stem from a weaker global gas power generation outlook, a longer recovery period for the Oil & Gas business and a slowing wide-body aerospace cycle. The market has also penalized GE’s lower free cash flow conversion rate of 65% versus its historical rate of 80%. The announced 50% dividend cut in mid-November was also a negative that hurt the stock, but gives the company needed flexibility to fund future capital projects. The January announcement of a reinsurance charge and required cash contribution for GE Capital compounded the problem. However, new CEO John Flannery is expected to focus aggressively on cost reduction, leverage the company’s leadership position in additive manufacturing and digital industrial software, and set more realistic earnings expectations that we believe should position the company to beat and raise earnings going forward. In our opinion, these actions should translate into improved free cash flow generation.

Long/Short Credit and Long/Short Macro Strategies. The top performers were our long position in gold, options that benefits from higher U.S. interest rates, and our position in a residential mortgage-backed security (RMBS). The top three detractors were our long/short position in European credit spreads and our short positions in the Thai baht and Chinese renminbi.

Top Contributors

Our long position in gold (GLD) contributed to performance as the yellow metal climbed by 3.46% to $1,315 per troy ounce. Gold bullion, which began the period at $1,271, oscillated in a $130 range before ending the period with a gain of $44 per ounce. The precious metals complex was mixed on the back of a weaker dollar (the U.S. Dollar Index fell 2.87%), continued economic growth and rising inflation expectations. We believe some investors are increasingly viewing gold as a warrant (i.e., long-dated option) on monetary policy going off the rails or a potential hedge against competitive currency debasement or adverse geopolitical events.

Our option positions that benefit from higher U.S. interest rates contributed to performance. Rates rose in the period on the back of recently enacted tax reforms and increased federal spending, which are supportive of faster economic growth and higher inflation in the near term. Economic data have also been supportive of higher rates, including an acceleration of wage growth and stronger Gross Domestic Product (GDP) and employment numbers.

Our position in a front-pay, non-agency RMBS also contributed to performance. This bond is backed by a pool of mortgages. During the reporting period, voluntary

7 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

repayment rates increased while default rates and loss severities declined. These improvements suggest that the bond could be repaid faster, and thus provide a higher return, which was reflected in the rising price of the bond.

Largest Detractors

Our long/short position in European credit spreads detracted from performance. This position benefits from wider spreads between Germany and less credit worthy European sovereigns (i.e., France, Italy and Spain). Continued strong economic performance in Europe combined with accommodative monetary policy from the European Central Bank (ECB) caused European spreads to tighten, negatively impacting our position. In addition, although the recent Italian elections favored anti-establishment parties, those parties as of period end had not yet gained control of the government, so the prospect of new risk-enhancing policy decisions has not materialized. After the period ended, political developments in May suggest those parties may succeed in forming a coalition government, which helps to explain why Italian credit spreads have widened recently.

Our short positions in the Chinese renminbi and Thai baht also detracted from performance. In the U.S., higher fiscal deficits due to tax reforms and higher fiscal spending have created additional funding requirements. These funding requirements have historically been met though external borrowing, which increases demand for foreign currencies and tends to lower the value of the U.S. dollar. This dynamic hurt our long dollar / short renminbi position. In addition, credit expansion continues to drive solid economic growth in China. This economic growth combined with stricter capital controls has decreased demand for foreign currencies, which has supported the renminbi and hurt our short position.

Furthermore, Thailand’s economy is tied to the Chinese economy in that Thailand is both an exporter to, and a competitor with, China. Improvements in the Chinese economy have benefitted Thailand and supported the baht. Solid economic growth in China has driven higher demand for Thai-manufactured goods that are consumed in China. Renminbi appreciation makes Thai exports more attractive relative to Chinese exports. This combination of factors has helped support the value of the baht, hurting our short position. We reduced our short position in the baht by half during the reporting period.

STRATEGY AND OUTLOOK

After a nearly two-year hiatus, volatility and drawdowns have returned. In our view, the sudden spike in volatility and 10% drop in the S&P 500 Index in January were overdue. The actual outlier was 2017 with its 50-year lows in equity volatility, 30-year lows in Treasury volatility, and a maximum drawdown of 2.8% on the S&P 500 Index—well below the annual average of more than 10%. In particular, by the end of 2017, it had been more than 380 days since the last 5%

8 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

draw down on the S&P 500 Index, far longer than the 90-day average of the last nine decades. The market was due for a spike in volatility and a meaningful drawdown, both of which occurred in late January as the CBOE Volatility Index jumped more than 200% and the S&P 500 Index fell 10.1%. Prolonged periods of low volatility breed complacency and a lack of mindfulness about downside risk. We believe many investors are starting to pay attention again.

In the wake of the financial crisis, investors enjoyed a decade when asset prices were supported by extraordinarily accommodative monetary policy from central banks around the world. The market has grown comfortable with that environment. However, the case for continuing such highly accommodative policies has been eroding for some time. When the January payroll report showed accelerating wages and the Atlanta Fed’s GDPNow model forecast 5.4% economic growth for the first quarter, interest rates moved sharply higher and sparked an equity selloff. The volatility in both stocks and bonds reflected the market’s discomfort with the regime shift from one where asset prices were supported by central banks globally to one with higher economic growth but less central bank support.

The combination of tax cuts, fiscal stimulus and a tight labor market could lead to higher inflation and higher rates than many investors expect. The Trump administration is pursuing a triple play of tax cuts, higher federal spending and a major proposed infrastructure plan. Significantly, these efforts are taking place just as the economy is accelerating and during a tight labor market. The fact that the administration is pursuing these policies in the absence of a recession makes them unusual. The fact that it is pursuing them all at the same time and so late in the economic cycle makes them highly unusual. We believe such aggressive fiscal stimulus will refocus a spotlight on the ballooning national debt and annual budget deficit. More significantly, however, we believe this stimulus increases the dual risks of higher inflation and tighter monetary policy.

The recently enacted tax cuts, amounting to approximately 1.5% of GDP, reduce both corporate and personal tax rates. Many large employers that benefit from the rate cuts are reinvesting at least part of the proceeds into hourly wages, bonuses and other employee benefits, which should help support consumer spending. Nominal GDP in the U.S. was 5% quarter over quarter on a seasonally adjusted annual rate in the fourth quarter. Consensus estimates call for accelerating real GDP growth in the next two years. In our view, it is difficult to envision that interest rates will stay this low with economic growth running so high. Moreover, these cuts could boost earnings for certain companies by 10% or more, and could incentivize firms to repatriate capital held offshore and put it to work in the U.S. or pay it out to shareholders through buybacks or dividends. The Fund already had a home bias before the election, which we continued in the aftermath of Trump’s election victory and the subsequent tax cuts.

9 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

The administration’s spending stimulus comes in two forms—a higher annual budget and a major new infrastructure proposal. Regarding the former, President Trump signed a bipartisan $1.3 trillion spending bill on 3/23/18 which will fund the government until October. The bill is the first installment of a budget agreement reached in February that will boost federal spending by $300 billion over two years, and sidesteps the spending curbs passed in 2011. The current bill boosts defense spending by $80 billion and domestic spending by $63 billion this year. Regarding the latter, the administration has also proposed a new infrastructure program that would rank as the third largest in the last 50 years. This proposal is large enough that it could offset a significant portion of the near term effects of the Fed’s tightening of monetary policy.

Significantly, the tax cuts and spending stimulus are taking place nine years into a bull market and during a tight labor market. In this regard, the U.S. labor market has finally healed from the financial crisis a decade ago. The unemployment rate is currently 3.9%, below both the prior cycle average of 5.2% and the prior cycle low of 4.4% (reached in March 2007). The Fed currently expects the unemployment rate to keep falling to 3.8% in 2018 and 3.6% in 2019. This tightness in the labor market amplifies the risk that tax cuts and fiscal stimulus could feed more directly into inflation as opposed to real GDP growth. In light of these factors, we believe that the era of persistently low growth, low volatility, low inflation and low interest rates may finally be coming to an end.

The trade winds are shifting but by how much remains to be seen. In the wake of the 2016 election, we wrote in our fourth quarter 2017 commentary that international trade was one area of public policy where Trump did not need the approval of Congress to effect meaningful change. Recent events make clear that our concerns about trade friction and trade barriers were well founded. The Trump administration has announced trade tariffs on a variety of intermediate and finished goods coming into the country, and is threatening more. China has responded with a host of proposed tariffs on U.S. goods. Against this backdrop, the U.S. is currently renegotiating the terms of NAFTA with Canada and Mexico while the U.K. is negotiating the terms of its withdrawal from the EU. Regarding tariffs, the most pertinent questions in our view are whether this is some form of posturing or the start of more serious trade disputes, and how our trading partners will respond. At this point, these are unknowns. We do know that the current back and forth around trade creates volatility and uncertainty for businesses in the near term and potentially slows growth in the longer term.

There is a changing of the guard at the Fed. Jerome Powell became the new Chairman of the Federal Reserve when Janet Yellen’s term expired in February. That still left three open seats at the Fed. In

10 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

November, Trump nominated Professor Marvin Goodfriend to the position of Fed Governor. The confirmation hearing took place earlier this year but the Senate has yet to vote on the nominee. In April, Trump nominated Professor Richard Clarida to the position of Vice Chairman and community banker Michelle Bowman to the position of Fed Governor. The confirmation hearings took place in May but the Senate has yet to vote on these nominees. If a newly reconstituted Fed is more hawkish than investors currently expect, then the Trump administration could ultimately shift the tide away from the current “easy money forever” policies of central banks around the world. The Fed has raised the Fed Funds rates by 25 bps six times since December 2015, including on March 21, and indicated that it plans two additional hikes in 2018, three in 2019 and two in 2020. It also started to normalize its $4.5 trillion balance sheet in October, which is effectively additional monetary policy tightening. At the Fed’s stated pace, that balance sheet should shrink below $4.0 trillion by the end of 2018.

Significantly, the Fed is not alone—other G-4 central banks are moving in the same direction. In particular, the Bank of England hiked rates in November for the first time in a decade, the European Central Bank is currently tapering its QE program (which is expected to end later this year), and the Bank of Japan has signaled that it could let the yield on 10-year Japanese government bonds start to rise next year. All of this is a notable regime shift after years of coordinated monetary policy easing on a global basis. We could possibly see the first reduction of QE on a global basis in the next several years as other central banks follow the U.S. in reducing stimulus. In fact, the rate at which G-4 central bank balance sheets are expanding has already slowed dramatically since the Fed started shrinking its balance sheet in October 2017. The next step is for the collective size of those balance sheets to start contracting. Today, only the Fed’s balance sheet is contracting. This change could be significant because central bank buying of assets globally has impacted interest rates around the world. We have constructed the portfolio with an eye toward delivering low volatility, effective diversification, strong downside risk mitigation and high risk-adjusted returns in a variety of market conditions.

U.S. stocks and bonds are expensive. Valuations for stocks and bonds in the U.S. are in their highest deciles going back 100 years. The fact that both asset classes are so expensive at the same time is unusual. Regarding equities, there is an earnings boost coming from tax reforms but in the long term, buying stocks at high valuations means lower expected future returns for investors. At the same time, U.S. fixed income is expensive relative to historical valuations. Moreover, the Trump administration’s fiscal and economic policies have caused a meaningful change in the outlook for fixed income. Treasury rates had been range bound for some time, with yields oscillating between 1.25% to 3.0%. In the longer run, however, we did not believe rates this low were sustainable. Trump’s election victory sent rates higher as

11 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

the 10-year yield jumped from 1.85% on Election Day to 2.95% by 4/30/18. We have become more bearish on fixed income after the election. In our view, a strong focus on valuations is critical at this point in the economic, equity and credit cycles.

Seeking attractive investment opportunities later in the cycle. We believe the U.S. economy still has attractive growth potential in certain areas, and are waiting to see what additional pro-growth policies the Trump administration can actually implement. We recognize that there are pockets of innovation and disruption in different industries including consumer packaged goods, pharmaceuticals, consumer discretionary, real estate and technology. Nonetheless, we are mindful that U.S. equity valuations are pushing up against the edge of bubble territory after several years when S&P 500 Index performance ran well ahead of earnings growth, leading to significant multiple expansion. (Since the S&P 500 Index bottomed in March 2009, it has climbed by 300% through 4/30/18 while S&P earnings have grown by less than one third of that figure.) In fact, the only time in the last four decades when the S&P 500 Index has traded at a higher price-earnings multiple on next 12 months’ consensus earnings was during the Tech Bubble in 1997-2000. Accordingly, we continue to pick our spots, selecting securities that we believe offer attractive risk-adjusted returns. We remain focused, as always, on controlling volatility and mitigating downside risk. We expect to be in a cross-current heavy world for a while. We believe that the ability to generate attractive returns efficiently and without taking on undue risk, controlling volatility and limiting drawdowns, will be of greater value to investors in this kind of environment, and that is where our investment team’s efforts are focused.

Michelle Borré, CFA Portfolio Manager

12 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Portfolio Positioning

LONG/SHORT CREDIT

	Long	Short	Net

Corporate Bonds & Hybrid Securities	8.0%	-%	8.0%

Asset Backed Securities	8.7	-	8.7

Bank Loans	9.5	-	9.5

Relative Value	7.6	-8.7	-1.1

Total	33.8%	-8.7%	25.1%

LONG/SHORT EQUITY
	Long	Short	Net

Common Stocks	57.3%	-34.2%	23.1%

Equity Like (Private Securities, Swaps)	0.0	-1.8	-1.8

Total	57.3%	-36.0%	21.3%

LONG/SHORT MACRO
	Long	Short	Net

Commodities	3.5%	-%	3.5%

Rates	-	-7.0	-7.0

Sovereign Debt	5.3	-8.8	-3.5

Currency	1.4	-4.1	-2.7

Total	10.2%	-19.9%	-9.7%

CASH
	Long	Short	Net

Collateral Cash	31.1%	-%	31.1%

Cash & Cash-Like Net of Collateral Cash	10.1	-	10.1

Total	41.2%	-%	41.2%

HEDGES
	Long	Short	Net

FX Hedges for Equities	-1.6%	-%	-1.6%

Duration Hedges (Bond Futures)	-1.3	-	-1.3

Total	-2.9%	-%	-2.9%

13 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

TOTAL PORTFOLIO

	Long	Short	Net
Long/Short Credit	33.8%	-8.7%	25.1%

Long/Short Equity	57.3	-36.0	21.3

Long/Short Macro	10.2	-19.9	-9.7

Cash	41.2	-	41.2

Hedges	-2.9	-	-2.9

Portfolio holdings are subject to change, and are dollar weighted based on total net assets. Percentages are as of April 30, 2018. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund.

14 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	-0.76%	-0.61%	2.83%	1.31%
Class B (QOPBX)	9/1/93	-1.17	-1.49	2.01	0.79
Class C (QOPCX)	9/1/93	-1.10	-1.39	2.05	0.55
Class I (QOPIX)	2/28/13	-0.54	-0.22	3.27	3.43*
Class R (QOPNX)	3/1/01	-0.86	-0.90	2.56	1.01
Class Y (QOPYX)	12/16/96	-0.63	-0.41	3.07	1.57

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	-6.47%	-6.33%	1.62%	0.71%
Class B (QOPBX)	9/1/93	-6.11	-6.42	1.64	0.79
Class C (QOPCX)	9/1/93	-2.08	-2.36	2.05	0.55
Class I (QOPIX)	2/28/13	-0.54	-0.22	3.27	3.43*
Class R (QOPNX)	3/1/01	-0.86	-0.90	2.56	1.01
Class Y (QOPYX)	12/16/96	-0.63	-0.41	3.07	1.57

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares automatically converted to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Effective June 1, 2018, all Class B shares converted to Class A shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the HFRX Global Hedge Fund Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The Index is unmanaged and cannot be purchased directly by investors. While index

15 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Morningstar ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 4/30/18, without considering sales charges. Different share classes may have different expenses and performance characteristics. Fund rankings are subject to change monthly. The Fund’s total-return percentile rank is relative to all funds that are in the Multialternative Funds category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

For Oppenheimer Fundamental Alternatives A Shares: For the 3-year period ended 4/30/18, the Fund has been ranked in the 47th percentile (152 out of 323 funds) of the Morningstar Multialternative Funds peer group for Sharpe ratio and the 46th percentile (148 out of 323 funds) for Sortino ratio. For the 10-year period ended 4/30/18, the Fund has been ranked in the 43rd percentile (25 out of 57 funds) of the Morningstar Multialternative Funds peer group for Sharpe ratio and the 45th percentile (26 out of 57 funds) for Sortino ratio. For the 3-year period ended 4/30/18, the Fund’s upside capture has been 43% of the Index and its downside capture has been just 31%.In contrast, the Morningstar Multialternative Funds peer group average captured 77% of the upside of the Index but also 79% of the downside over the same period. For the 10-year period ended 4/30/18, the Fund’s upside capture has been 109% of the Index and its downside capture has been just 84%. In contrast, the Morningstar Multialternative Funds peer group average captured 102% of the upside of the Index but also 90% of the downside over the same period.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

16 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Actual	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During 6 Months Ended April 30, 2018
Class A	$ 1,000.00	$ 992.40	$ 8.98
Class B	1,000.00	988.30	13.25
Class C	1,000.00	989.00	12.81
Class I	1,000.00	994.60	7.00
Class R	1,000.00	991.40	10.32
Class Y	1,000.00	993.70	7.84

Hypothetical (5% return before expenses)
Class A	1,000.00	1,015.82	9.09
Class B	1,000.00	1,011.55	13.40
Class C	1,000.00	1,012.00	12.95
Class I	1,000.00	1,017.80	7.08
Class R	1,000.00	1,014.48	10.44
Class Y	1,000.00	1,016.96	7.93

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.81%
Class B	2.67
Class C	2.58
Class I	1.41
Class R	2.08
Class Y	1.58

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

18 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS April 30, 2018 Unaudited

	Shares	Value
Common Stocks—57.5%
Consumer Discretionary—1.3%
Hotels, Restaurants & Leisure—0.0%
Caesars Entertainment Corp.[1]	3,397	$38,556

Household Durables—0.3%
Everyware Global, Inc.[1]	8,735	69,880
Mohawk Industries, Inc.[1]	14,920	3,131,409
		3,201,289
Media—1.0%
DISH Network Corp., Cl. A1	193,705	6,498,803
Live Nation Entertainment, Inc.[1]	144,060	5,686,048
		12,184,851
Specialty Retail—0.0%
Gymboree Corp. (The)[1,14]	4,118	75,839
Gymboree Holding Corp.[1,14]	11,737	216,155
		291,994
Consumer Staples—3.5%
Beverages—1.0%
Coca-Cola Co. (The)	271,590	11,735,404

Tobacco—2.5%
Altria Group, Inc.[2]	190,461	10,686,767
Philip Morris International, Inc.	245,120	20,099,840
		30,786,607
Energy—5.7%
Energy Equipment & Services—0.8%
Halliburton Co.	70,542	3,738,021
Ocean Rig UDW, Inc., Cl. A1	16,398	397,815
Schlumberger Ltd.	78,570	5,386,759
		9,522,595
Oil, Gas & Consumable Fuels—4.9%
Arch Coal, Inc., Cl. A	436	35,242
Ascent Resources - Marcellus LLC, Cl. A1	30,363	101,048
Canadian Natural Resources Ltd.	112,932	4,074,154
Chevron Corp.	62,301	7,794,478
ConocoPhillips	139,274	9,122,447
EOG Resources, Inc.	50,453	5,962,031
Newfield Exploration Co.[1]	106,347	3,169,141
Noble Energy, Inc.[2]	129,461	4,379,666
Occidental Petroleum Corp.	102,432	7,913,896
Sabine Oil[1]	113	5,537
Templar Energy, Cl. A1,3	9,620	12,025
TOTAL SA, Sponsored ADR	152,440	9,544,268

19 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Valero Energy Corp.	70,096	$7,775,749
		59,889,682
Financials—10.8%
Capital Markets—2.1%
Aretec Group, Inc.[1]	3,448	218,948
Goldman Sachs Group, Inc. (The)	54,650	13,024,734
Raymond James Financial, Inc.	54,830	4,920,993
State Street Corp.	77,840	7,766,875
		25,931,550
Commercial Banks—2.8%
M&T Bank Corp.[2]	158,800	28,944,476
PNC Financial Services Group, Inc. (The)	34,800	5,067,228
		34,011,704
Consumer Finance—0.0%
J.G. Wentworth Co., Cl. A1	22,344	201,800

Insurance—4.3%
Allstate Corp. (The)	203,540	19,910,283
Chubb Ltd.	217,200	29,467,524
Travelers Cos., Inc. (The)	25,920	3,411,072
		52,788,879
Real Estate Investment Trusts (REITs)—1.6%
Blackstone Mortgage Trust, Inc., Cl. A	436,400	13,462,940
Starwood Property Trust, Inc.	289,780	6,073,789
VICI Properties, Inc.	4,922	89,482
		19,626,211
Health Care—10.3%
Biotechnology—0.8%
Shire plc, ADR	60,690	9,675,807

Health Care Equipment & Supplies—1.2%
Abbott Laboratories	83,750	4,868,388
Medtronic plc	127,978	10,254,877
New Millennium Holdco, Inc.[1,3]	7,733	77
		15,123,342
Health Care Providers & Services—4.2%
Cigna Corp.	77,420	13,302,304
Envision Healthcare Corp.[1]	89,710	3,334,521
HCA Healthcare, Inc.	74,600	7,142,204
Millennium Corporate Claim Litigation Trust[1,3]	441	4
Millennium Lender Claim Litigation Trust[1,3]	882	9
Premier, Inc., Cl. A1	197,590	6,518,494

20 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares	Value
Health Care Providers & Services (Continued)
UnitedHealth Group, Inc.	92,170	$21,788,988
		52,086,524
Pharmaceuticals—4.1%
Allergan plc	30,620	4,704,763
Bristol-Myers Squibb Co.	69,370	3,616,258
Merck & Co., Inc.[2]	238,420	14,035,786
Mylan NV1	194,720	7,547,347
Novartis AG, Sponsored ADR	136,670	10,481,222
Roche Holding AG	42,969	9,533,178
		49,918,554
Industrials—10.0%
Aerospace & Defense—5.5%
L3 Technologies, Inc.	52,100	10,205,348
Lockheed Martin Corp.[2]	68,760	22,060,959
Northrop Grumman Corp.	55,710	17,940,848
Raytheon Co.	84,330	17,282,590
		67,489,745
Air Freight & Couriers—0.3%
FedEx Corp.	16,050	3,967,560

Commercial Services & Supplies—1.4%
Republic Services, Inc., Cl. A2	264,810	17,127,911

Construction & Engineering—0.4%
Granite Construction, Inc.	80,700	4,227,066

Industrial Conglomerates—2.0%
General Electric Co.[2]	654,820	9,213,317
Honeywell International, Inc.	105,350	15,242,038
		24,455,355
Machinery—0.4%
Stanley Black & Decker, Inc.	37,720	5,340,775

Information Technology—8.4%
Communications Equipment—2.7%
Cisco Systems, Inc.[2]	567,770	25,146,533
CommScope Holding Co., Inc.[1]	222,520	8,504,715
		33,651,248
Internet Software & Services—2.2%
Alphabet, Inc., Cl. A1,2	25,910	26,391,408

Semiconductors & Semiconductor Equipment—1.7%
QUALCOMM, Inc.	80,280	4,095,083

21 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
Xilinx, Inc.[2]	266,620	$17,127,669
		21,222,752
Software—0.1%
Avaya Holdings Corp.[1]	28,460	651,449

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.[2]	129,716	21,436,866

Materials—3.9%
Chemicals—1.3%
Celanese Corp., Cl. A	147,670	16,047,299

Containers & Packaging—2.0%
Packaging Corp. of America	106,790	12,354,535
Sonoco Products Co.	240,990	12,377,246
		24,731,781
Metals & Mining—0.6%
Steel Dynamics, Inc.	149,010	6,677,138

Telecommunication Services—2.3%
Diversified Telecommunication Services—2.3%
AT&T, Inc.	227,640	7,443,828
BCE, Inc.	290,890	12,348,280
Verizon Communications, Inc.	163,610	8,074,154
		27,866,262
Utilities—1.3%
Electric Utilities—0.7%
Edison International	77,890	5,103,353
PG&E Corp.	84,660	3,902,826
		9,006,179
Multi-Utilities—0.6%
CMS Energy Corp.	163,000	7,691,970
Total Common Stocks (Cost $563,664,804)		704,998,113

Preferred Stocks—1.0%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg., 6.375%[4]	5,167	5,192,835
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg., 6.375%[4]	7,500	7,537,500
Total Preferred Stocks (Cost $12,684,599)		12,730,335

	Units
Rights, Warrants and Certificates—0.0%
Ascent Resources - Marcellus LLC Wts., Strike Price $1, Exp. 12/31/49[1]	7,861	590
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[1]	361	2,346
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[1]	64	352
Total Rights, Warrants and Certificates (Cost $49,071)		3,288

22 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Asset-Backed Securities—4.4%
GSAMP Trust:
Series 2005-HE4, Cl. M3, 2.677% [US0001M+78], 7/25/45[5]	$3,300,000	$3,301,998
Series 2005-HE5, Cl. M3, 2.357% [US0001M+46], 11/25/35[5]	8,121,777	7,843,997
Series 2007-HS1, Cl. M4, 4.147% [US0001M+225], 2/25/47[5]	6,600,000	6,710,300
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 2.347% [US0001M+45], 12/25/35[5]	1,836,000	1,836,848
New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 2.632% [US0001M+73.5], 6/25/35[5]	5,500,000	5,516,614
Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 2.377% [US0001M+48], 8/25/35[5]	3,722,917	3,717,931
RASC Series Trust:
Series 2005-KS8, Cl. M5, 2.537% [US0001M+64], 8/25/35[5]	2,993,634	2,940,940
Series 2006-KS2, Cl. M2, 2.287% [US0001M+39], 3/25/36[5]	14,625,000	14,276,555
Raspro Trust, Series 2005-1A, Cl. G, 2.602% [LIBOR03M+40], 3/23/24[5,6]	7,434,028	7,457,245
Total Asset-Backed Securities (Cost $46,456,126)		53,602,428
Mortgage-Backed Obligations—4.3%
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Cl. M1, 2.542% [US0001M+64.5], 4/25/34[5]	3,558,338	3,494,003
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 2.677% [US0001M+78], 6/25/35[5]	4,000,000	4,028,330
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Cl. M3, 2.842% [US0001M+94.5], 10/25/34[5]	1,250,000	1,255,624
First NLC Trust, Series 2005-4, Cl. A4, 2.287% [US0001M+39], 2/25/36[5]	9,932,076	9,923,203
Home Equity Asset Trust, Series 2005-5, Cl. M2, 2.662% [US0001M+76.5], 11/25/35[5]	1,258,324	1,264,827
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 2.387% [US0001M+49], 8/25/35[5]	1,298,061	1,300,189
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 3.817%, 4/21/34[4]	247,049	253,235
RAMP Trust:
Series 2005-RS2, Cl. M4, 2.617% [US0001M+72], 2/25/35[5]	4,469,000	4,472,807
Series 2005-RS6, Cl. M2, 2.662% [US0001M+76.5], 6/25/35[5]	194,930	195,465
Series 2006-EFC1, Cl. M2, 2.297% [US0001M+40], 2/25/36[5]	5,490,000	5,447,848
Series 2006-NC3, Cl. A3, 2.167% [US0001M+27], 3/25/36[5]	16,698,000	16,519,270
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 2.217% [US0001M+32], 5/25/37[5,6]	5,159,628	5,135,262
Total Mortgage-Backed Obligations (Cost $40,955,223)		53,290,063
Non-Convertible Corporate Bonds and Notes—8.6%
American Express Co.:
2.20% Sr. Unsec. Nts., 10/30/20	500,000	489,328
2.689% [US0003M+33] Sr. Unsec. Nts., 10/30/20[5]	500,000	500,763
American Honda Finance Corp.:
1.97% [US0003M+15] Sr. Unsec. Nts., 11/13/19[5]	200,000	200,166
2.00% Sr. Unsec. Nts., 11/13/19	200,000	197,354
Apple, Inc., 1.90% Sr. Unsec. Nts., 2/7/20	1,000,000	987,725
AT&T, Inc., 5.875% Sr. Unsec. Nts., 10/1/19	1,200,000	1,249,748

23 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Bank of America Corp., 6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[5,7]	$12,055,000	$12,582,406
Bank of Montreal:
2.10% Sr. Unsec. Nts., 12/12/19	1,200,000	1,184,635
2.671% [US0003M+60] Sr. Unsec. Nts., 12/12/19[5]	800,000	805,118
Berry Global, Inc., 4.50% Sec. Nts., 2/15/26[6]	25,000	23,937
BP Capital Markets plc, 1.768% Sr. Unsec. Nts., 9/19/19	500,000	492,492
Citigroup, Inc., 5.875% [US0003M+405.9] Jr. Sub. Perpetual Bonds[5,7]	17,766,000	18,276,772
Daimler Finance North America LLC, 2.913% Sr. Unsec. Nts., 5/4/21[6]	1,100,000	1,100,000
Duke Energy Corp., 2.10% Sr. Unsec. Nts., 6/15/18	1,203,000	1,202,362
Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual Bonds[5,7]	54,000	46,143
Goldman Sachs Group, Inc. (The):
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[5,7]	3,802,000	3,896,898
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L5,7	10,554,000	10,804,658
JPMorgan Chase & Co., 6.10% [US0003M+333] Jr. Sub. Perpetual Bonds[5,7]	12,140,000	12,595,250
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[6]	12,005,000	12,519,714
Nordea Bank AB, 1.625% Sr. Unsec. Nts., 9/30/19[6]	1,000,000	981,208
PepsiCo, Inc., 1.35% Sr. Unsec. Nts., 10/4/19	2,000,000	1,965,716
Schlumberger Holdings Corp., 2.35% Sr. Unsec. Nts., 12/21/18[6]	2,000,000	1,993,893
Skandinaviska Enskilda Banken AB, 2.659% [US0003M+57] Sr. Unsec. Nts., 9/13/19[5,6]	1,300,000	1,306,975
Societe Generale SA:
2.625% Sr. Unsec. Nts., 10/1/18	1,000,000	1,000,771
3.388% [US0003M+108] Sr. Unsec. Nts., 10/1/18[5]	1,000,000	1,004,554
Sumitomo Mitsui Banking Corp., 1.966% Sr. Unsec. Nts., 1/11/19	750,000	746,979
Svenska Handelsbanken AB, 1.50% Sr. Unsec. Nts., 9/6/19	1,500,000	1,472,049
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[6]	240,000	213,300
Toronto-Dominion Bank (The):
1.90% Sr. Unsec. Nts., 10/24/19	500,000	493,182
2.775% [US0003M+42] Sr. Unsec. Nts., 1/18/19[5]	1,200,000	1,202,280
Valero Energy Corp., 9.375% Sr. Unsec. Nts., 3/15/19	1,300,000	1,372,357
Wells Fargo & Co., 5.90% [US0003M+311] Jr. Sub. Perpetual Bonds, Series S5,7	12,570,000	12,805,688
Total Non-Convertible Corporate Bonds and Notes (Cost $107,019,623)		105,714,421
Corporate Loans—11.5%
Consumer Discretionary—4.3%
Auto Components—0.0%
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.688%, [LIBOR12+275], 3/7/24[5]	277,921	279,311

Automobiles—0.1%
Federal-Mogul Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.65%, [LIBOR12+375], 4/15/21[5]	837,756	847,483

Distributors—0.2%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.651%, [LIBOR12+275], 8/25/21[5]	193,922	192,384

24 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Distributors (Continued)
Tranche B6, 4.956%, [LIBOR4+300], 6/22/23[5]	$124,451	$123,347
Alphabet Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.377%, [LIBOR4+350], 9/26/24[5]	184,075	159,991
Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.438%, [LIBOR12+450], 8/21/22[5]	173,903	152,078
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.901%, [LIBOR12+500], 9/25/24[5]	308,151	310,847
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.377%, [LIBOR12+250], 8/18/23[5,8]	70,516	70,913
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.234%, [LIBOR4+425], 6/23/23[5]	92,464	90,410
Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.627%-4.647%, [LIBOR12+275], 1/30/23[5]	162,937	164,082
Party City Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.33%-4.75%, [LIBOR4+275], 8/19/22[5]	122,585	123,505
Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.022%, [LIBOR4+300], 1/26/23[5]	214,919	148,145
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.89%, [LIBOR12+300], 3/11/22[5]	438,662	346,214
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.401%, [LIBOR12+350], 6/8/24[5]	163,350	163,733
		2,045,649
Diversified Consumer Services—0.0%
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.377%, [LIBOR4+450], 5/8/20[5]	265,796	214,630
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.308%, [LIBOR4+500], 4/1/21[5]	266,912	268,913
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.058%, [LIBOR4+875], 4/1/22[5]	44,964	43,391
		526,934
Hotels, Restaurants & Leisure—1.2%
Alterra Mountain Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.901%, 7/31/24[4]	19,950	20,118
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.244%, [LIBOR52+250], 9/15/23[5]	155,817	156,844
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 3.877%, [LIBOR4+250], 10/7/24[5]	389,025	390,241
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.651%, [LIBOR4+275], 12/23/24[5]	1,426,425	1,439,698
CEC Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.127%, [LIBOR12+300], 2/12/21[5]	112,684	101,778
Churchill Downs, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.91%, [LIBOR12+200], 12/27/24[5]	89,775	90,280
CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.401%, [LIBOR12+250], 4/18/24[5]	163,763	164,775
Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.377%, [LIBOR12+250], 2/1/24[5]	382,140	382,081

25 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.813%-4.063%, [LIBOR4+225], 4/17/24[5]	$285,504	$287,824
ESH Hospitality, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.127%, [LIBOR12+250], 8/30/23[5]	65,897	66,350
Everi Payments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.494%, [LIBOR4+350], 5/9/24[5]	208,425	210,282
Fitness & Sports Clubs LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.291%-5.753%, 4/18/25[4,8]	55,000	55,309
Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.901%, 11/30/23[4]	79,000	79,664
Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.473%, [LIBOR4+300], 12/1/23[5]	55,000	55,516
GVC Holdings PLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.857%, [LIBOR4+275], 3/29/24[5,8]	160,000	160,483
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.328%, 10/25/23[4,8]	1,305,342	1,317,502
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.647%, 10/25/23[4]	7,057,332	7,125,122
La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.348%, [LIBOR4+275], 4/14/21[5]	229,952	230,599
Penn National Gaming, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.377%, [LIBOR12+250], 1/19/24[5]	39,500	39,885
RHP Hotel Properties LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.07%, [LIBOR4+225], 5/11/24[5]	54,450	54,893
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.651%-4.744%, [LIBOR6+275], 8/14/24[5]	498,875	502,499
Stars Group Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.325%, 4/6/25[4]	217,246	218,429
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.41%, [LIBOR12+250], 6/8/23[5]	520,934	523,458
Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.401%, [LIBOR12+350], 11/15/20[5]	139,307	139,090
VICI Properties 1 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.898%, [LIBOR12+350], 12/20/24[5]	85,909	86,327
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.64%-7.06%, [LIBOR12+475], 11/29/24[5]	679,125	689,631
Wyndham Hotels & Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.223%, [LIBOR4+200], 3/28/25[5,8]	145,000	146,306
		14,734,984
Household Durables—0.9%
ABG Intermediate Holdings 2 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.796%, 9/27/24[4,8]	65,000	65,589
ABG Intermediate Holdings 2 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.821%, 10/10/18[4,8]	20,000	20,181
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.391%, 4/6/24[4]	115,000	116,006
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.052%, 6/1/24[4]	9,713,012	9,763,229

26 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Household Durables (Continued)
BRP US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.40%, [LIBOR4+225], 6/30/23[5]	$129,344	$130,314
Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.128%, [LIBOR4+225], 4/7/25[5,8]	210,000	210,206
HLF Financing Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.377%, [LIBOR12+550], 2/15/23[5]	185,000	187,544
International Textile Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.812%, 4/18/25[4,8]	100,000	100,500
Lifetime Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.387%-5.391%, 3/13/25[4]	50,000	50,281
Prestige Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 3.877%, 1/26/24[4]	107,947	108,723
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.377%, [LIBOR12+350], 9/7/23[5]	378,927	293,905
Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.897%-5.808%, [LIBOR4+350], 11/8/23[5]	513,775	465,976
		11,512,454
Media—1.4%
Acosta, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.127%, [LIBOR4+325], 9/26/21[5]	231,261	189,790
Advantage Sales & Marketing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.151%, [LIBOR4+325], 7/23/21[5]	59,845	57,439
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.127%, [LIBOR4+275], 7/15/25[5,8]	247,700	245,746
Tranche B, 5.098%, 1/31/26[4]	9,975	9,867
Altice US Finance I Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.151%, [LIBOR12+225], 7/28/25[5]	258,750	258,953
Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.151%, [LIBOR12+325], 10/3/23[5]	112,390	113,293
CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.623%, [LIBOR4+275], 11/18/24[5]	219,450	220,707
Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.401%, [LIBOR12+350], 4/9/21[5]	505,834	317,917
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 8.443%, [LIBOR4+675], 1/30/19[5,9]	2,846,691	2,274,862
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 9.193%, [LIBOR4+750], 7/30/19[5,9]	57,055	45,509
Cogeco Communications USA II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.254%, 1/3/25[4,8]	85,000	85,331
CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.249%, 7/17/25[4,8]	10,000	9,986
Tranche B, 4.147%, [LIBOR12+225], 7/17/25[5]	392,510	391,971
Tranche B, 4.277%, [LIBOR4+250], 1/25/26[5]	75,000	75,141
Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.859%, [LIBOR4+550], 2/28/20[5]	238,476	235,097
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.802%, [LIBOR4+350], 10/18/19[5]	145,181	138,249

27 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.137%, [LIBOR12+250], 2/7/24[5]	$183,918	$184,972
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 7.052%, [LIBOR4+475], 11/3/23[5]	283,632	286,380
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B3, 5.706%, [LIBOR4+375], 11/27/23[5]	230,000	231,762
Tranche B4, 6.456%, [LIBOR4+450], 1/2/24[5]	60,000	62,353
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.54%, [LIBOR6+275], 12/18/20[5]	821,165	824,585
Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.302%, [LIBOR4+600], 4/22/20[3,5]	465,000	460,931
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.848%, [LIBOR4+350], 1/7/22[5]	440,000	427,808
Lions Gate Capital Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.148%, [LIBOR4+225], 3/24/25[5]	250,000	251,329
MacDonald Dettwiler & Associates Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.63%, [LIBOR4+250], 10/4/24[5,8]	264,488	265,149
MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.058%, [LIBOR4+575], 8/13/21[5]	323,030	322,510
Meredith Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.877%, [LIBOR6+300], 1/31/25[5]	170,000	171,328
Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.164%, [LIBOR12+250], 1/17/24[5,8]	101,985	102,546
Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.387%, [LIBOR12+250], 1/17/24[5]	3,379	3,397
Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.377%, [LIBOR4+650], 10/13/22[3,5]	700,000	696,500
NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.552%, [LIBOR12+325], 7/21/22[5]	232,839	233,859
Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.387%, [LIBOR12+250], 1/17/24[5,8]	816,257	820,746
Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.877%, [LIBOR12+300], 2/1/24[5]	614,822	609,301
Red Ventures LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.877%, [LIBOR4+400], 11/8/24[5]	283,575	287,439
Rovi Solutions Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.38%, [LIBOR12+250], 7/2/21[5]	139,276	140,219
Sable International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5.151%, [LIBOR12+325], 2/2/26[5]	205,000	206,623
SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.522%, [LIBOR4+275], 7/31/25[5,8]	179,173	176,772
Tranche B12, 5.348%, [LIBOR4+300], 1/31/26[5]	410,876	405,933
Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.913%, [LIBOR12+225], 12/12/24[5,8]	465,000	467,906
Tranche B2, 4.16%, [LIBOR12+225], 1/3/24[5]	461,369	463,676
Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.734%, [LIBOR4+275], 12/6/23[5]	158,700	157,708
Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AL, 4.397%, [LIBOR12+250], 3/1/26[5]	325,000	326,890

28 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Media (Continued)
Telesat LL, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.31%, 11/17/23[4]	$87,676	$88,238
Tribune Media Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.901%, [LIBOR12+300], 1/26/24[5]	354,132	355,238
Unitymedia Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.147%, [LIBOR4+225], 1/15/26[5]	200,000	199,954
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 4.651%, [LIBOR12+275], 3/15/24[5]	839,259	829,222
UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AR, 4.397%, [LIBOR4+250], 1/15/26[5]	381,000	382,295
Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 4.397%, [LIBOR12+250], 1/15/26[5,8]	490,000	492,808
WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.146%, [LIBOR12+325], 8/18/23[5]	377,675	365,873
William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.16%, [LIBOR12+325], 5/6/21[5]	236,515	238,525
WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.127%, [LIBOR12+225], 11/1/23[5]	264,697	266,260
Ziggo Secured Finance Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.397%, [LIBOR12+250], 4/15/25[5]	545,000	543,071
		17,019,964
Multiline Retail—0.5%
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.141%, [LIBOR12+325], 10/25/20[5]	6,802,472	5,998,930

Consumer Staples—0.2%
Beverages—0.2%
1011778 BC ULC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.25%, 2/16/24[4,8]	45,000	45,182
1011778 BC ULC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.583%-4.127%, [LIBOR4+225], 2/16/24[5]	372,191	373,698
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.383%-6.75%, [LIBOR4+275], 4/6/24[5]	189,656	190,794
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.383%, [LIBOR6+275], 4/6/24[5,8]	110,000	110,660
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.645%-4.651%, 10/4/23[4]	638,805	644,852
Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.901%, [LIBOR12+300], 6/2/21[5]	63,218	63,484
Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.127%, [LIBOR12+225], 8/3/22[5]	191,435	193,134
IRB Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.128%, [LIBOR12+325], 2/5/25[5]	115,000	116,420
Jacobs Douwe Egberts International BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.063%, [LIBOR4+225], 7/4/22[5]	85,000	85,779
KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.644%, 4/3/25[4]	133,112	134,152
Mastronardi Produce Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.588%, 4/18/25[4,8]	45,000	45,281

29 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Beverages (Continued)
Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.147%, [LIBOR12+225], 5/15/24[5,8]	$193,000	$193,724
NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.377%, [LIBOR12+350], 4/19/24[5,8]	59,588	60,407
Post Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.90%, [LIBOR12+200], 5/24/24[5]	154,611	155,508
Sigma US Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.772%, [LIBOR4+325], 3/6/25[5,8]	285,000	286,176
Sunshine Investments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.189%, [LIBOR4+325], 3/28/25[5]	100,000	100,937
Tacala Investment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.133%, [LIBOR4+325], 1/31/25[5]	75,000	75,778
		2,875,966

Energy—0.3%
Energy Equipment & Services—0.3%
Apergy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.088%, 4/19/25[4,8]	55,000	55,413
Ascent Resources - Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.387%, 8/4/20[4]	42,264	42,433
BCP Renaissance Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.359%, [LIBOR4+400], 10/31/24[5]	270,000	271,688
California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 12.273%, [LIBOR12+1,037.5], 12/31/21[5]	115,000	129,806
California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.647%, [LIBOR12+475], 12/31/22[5,8]	145,000	148,625
Chesapeake Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.444%, [LIBOR4+750], 8/23/21[5]	110,000	116,600
Delek US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.401%, [LIBOR4+250], 3/31/25[5,8]	140,000	141,182
Drillship Kithira Owners, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 9/20/24[4,8]	258,396	271,316
Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.651%, [LIBOR12+375], 10/2/23[5]	481,237	483,193
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.147%, 4/11/22[4,8]	255,013	256,766
Floatel International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.302%, [LIBOR4+500], 6/27/20[5]	62,957	55,087
Gulf Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.56%, [LIBOR4+525], 8/25/23[5,8]	187,919	171,241
HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, [LIBOR4+450], 6/18/20[5,9]	198,414	77,878
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.898%, [LIBOR12+400], 2/15/24[5]	10,937	10,954
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.898%, [LIBOR12+400], 2/15/24[5,8]	222,013	222,346
Lucid Energy Group II Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.897%, [LIBOR12+300], 2/17/25[5]	85,000	85,000
McDermott Technology Americas, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.202%, 3/28/25[4,8]	135,000	134,347

30 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Energy Equipment & Services (Continued)
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.81%, [LIBOR4+350], 12/31/23[5]	$34,773	$34,994
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.302%, [LIBOR4+600], 2/21/21[5]	450,538	387,273
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.49%, [LIBOR4+350], 12/16/20[5]	19,242	16,837
Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.49%, [LIBOR4+350], 12/16/20[5]	10,277	8,992
Traverse Midstream Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.85%, [LIBOR4+400], 9/27/24[5]	105,000	105,738
Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 4.897%, [LIBOR4+300], 4/12/24[5]	235,000	220,827
		3,448,536

Oil, Gas & Consumable Fuels—0.0%
Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.49%, [LIBOR4+350], 12/16/20[5]	156,981	137,359
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.552%, [LIBOR4+425], 8/4/21[5]	283,519	280,755
		418,114

Financials—0.3%
Capital Markets—0.1%
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.127%, [LIBOR12+425], 11/23/20[5]	210,924	211,517
Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.377%, [LIBOR12+450], 5/23/21[5,10]	600,489	601,805
		813,322

Commercial Banks—0.2%
Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 5.127%, [LIBOR4+325], 8/12/22[5]	160,328	161,530
Tranche B, 5.359%, 4/27/25[4,8]	20,000	20,150
AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.644%-4.651%, [LIBOR12+275], 1/25/24[5]	114,133	114,997
Blucora, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.056%, [LIBOR4+300], 5/22/24[5]	102,538	103,307
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.41%, [LIBOR12+250], 3/25/24[5]	82,536	83,013
Focus Financial Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.052%, [LIBOR4+275], 7/3/24[5]	69,725	70,259
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/16/25[4,8]	240,000	241,750
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.438%, [LIBOR12+350], 12/20/24[5]	114,713	115,776
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.891%-4.897%, [LIBOR4+300], 10/1/21[5]	178,444	179,782
Jane Street Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.627%, [LIBOR12+375], 8/25/22[5]	30,000	30,413

31 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Mayfield Agency Borrower, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.377%, [LIBOR4+450], 2/28/25[5]	$110,000	$111,066
NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.877%, [LIBOR12+350], 1/8/24[5]	305,802	307,810
Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.901%, [LIBOR12+300], 10/24/22[5]	598,855	578,895
USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.302%, [LIBOR4+300], 5/16/24[5,8]	468,474	470,816
		2,589,564

Consumer Finance—0.0%
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.13%, [LIBOR12+525], 9/29/20[5]	128,779	125,801
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.65%, [LIBOR12+900], 9/29/21[3,5]	62,543	59,572
		185,373

Insurance—0.0%
AssuredPartners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.802%, 10/22/24[4,8]	190,000	191,174
Sedgwick Claims Management Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.651%, [LIBOR4+275], 3/1/21[5,8]	355,000	355,740
		546,914

Health Care—0.7%
Health Care Equipment & Supplies—0.6%
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 8.475%, [LIBOR4+612.5], 1/16/23[5]	64,576	62,251
Acadia Healthcare Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.377%, [LIBOR12+250], 2/16/23[5]	195,357	197,515
Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.128%, [LIBOR12+325], 4/28/22[5,8]	236,790	238,151
Tranche B, 6.147%, [LIBOR12+325], 3/14/25[5]	94,763	95,898
Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.188%, [LIBOR12+425], 4/16/21[5]	182,206	179,473
Alliance HealthCare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.272%-6.377%, [LIBOR4+450], 10/24/23[5]	109,313	110,201
Amneal Pharmaceuticals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.035%, [LIBOR4+300], 3/21/25[5,8]	230,000	231,366
Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.377%, [LIBOR4+550], 8/4/21[5]	100,203	100,829
ASP AMC Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.802%, [LIBOR4+350], 4/22/24[5]	299,949	301,308
Carestream Dental Equipment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.552%, [LIBOR4+325], 9/1/24[5]	44,775	44,840
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.877%, [LIBOR4+400], 6/7/19[5]	58,967	59,377
Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.651%, [LIBOR12+275], 3/1/24[5]	712,800	716,421

32 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 3.75%-4.229%, 12/31/19[4]	$75,864	$74,792
Tranche H, 5.234%, [LIBOR4+300], 1/27/21[5]	337,637	328,352
Concentra, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.53%, [LIBOR4+275], 6/1/22[5]	75,000	75,750
CVS Holdings I LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.79%, [LIBOR4+300], 2/6/25[5]	205,000	203,848
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.151%-5.558%, [LIBOR12+325], 6/8/20[5]	382,174	384,442
Endo International plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.188%, [LIBOR12+425], 4/29/24[5]	278,597	277,509
Genoa a Qol Healthcare Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.127%, [LIBOR12+325], 10/30/23[5]	83,730	84,397
Grifols Worldwide Operations USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.994%, [LIBOR52+225], 1/31/25[5]	462,663	465,604
HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B10, 3.877%, [LIBOR12+200], 3/13/25[5]	115,000	116,326
Heartland Dental LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.825%, 4/17/25[4,8]	256,860	258,144
Jaguar Holding Co. II, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.377%-4.802%, [LIBOR4+250], 8/18/22[5]	225,838	227,339
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.552%, [LIBOR4+325], 2/2/24[5]	104,213	105,059
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 7.552%, [LIBOR4+525], 11/30/18[5]	141,409	98,986
Mallinckrodt International Finance SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.203%, [LIBOR4+275], 9/24/24[5]	74,107	73,634
Tranche B, 4.82%, [LIBOR4+300], 2/24/25[5,8]	230,000	230,029
MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.052%, [LIBOR4+300], 6/7/23[5]	402,973	405,520
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.302%, [LIBOR4+300], 1/31/21[5]	345,904	348,715
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.052%, [LIBOR4+575], 7/31/19[5]	87,432	66,535
Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.302%-6.308%, [LIBOR4+400], 11/27/20[5]	257,358	252,961
Ortho-Clinical Diagnostics, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 5.627%, [LIBOR4+375], 6/30/21[5]	236,233	238,103
PAREXEL International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.627%, [LIBOR4+300], 9/27/24[5,8]	44,925	45,129
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.65%-6.75%, 3/1/21[4]	84,150	85,097
Sotera Health Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.901%, [LIBOR12+300], 5/15/22[5]	14,925	15,023
Surgery Center Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.16%, [LIBOR4+325], 9/2/24[5,8]	199,125	199,841
Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.651%, [LIBOR12+275], 2/6/24[5]	332,123	322,574
US Anesthesia Partners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.901%, 6/23/24[4]	9,975	10,038

33 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Valeant Pharmaceuticals International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 5.394%, [LIBOR12+350], 4/1/22[5]	$51,444	$52,084
Vizient, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.651%, [LIBOR12+275], 2/13/23[5]	15,527	15,650
Wink Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.901%, [LIBOR4+300], 12/2/24[5]	139,650	139,432
		7,538,543

Health Care Providers & Services—0.1%
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.875%, [LIBOR4+350], 4/9/21[5]	457,175	458,890

Industrials—2.9%
Aerospace & Defense—0.0%
Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.837%, [LIBOR4+350], 4/9/20[5]	82,784	81,801

Commercial Services & Supplies—0.6%
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.648%-5.651%, 2/27/25[4]	89,092	90,108
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 0.50%, [LIBOR4+3.75], 2/27/25[5]	10,908	11,033
AI Aqua Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.127%, [LIBOR12+325], 12/13/23[5]	34,912	35,141
AI Aqua ZIP Bidco Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.127%, 12/13/23[4]	77,805	78,315
Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.052%, [LIBOR4+375], 7/28/22[5]	382,166	375,637
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.627%, [LIBOR12+275], 8/4/22[5]	688,644	694,133
Tranche B6, 4.627%, [LIBOR12+275], 11/3/23[5]	204,037	205,728
ATS Consolidated, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.637%, [LIBOR12+375], 2/28/25[5]	225,000	227,718
Belron Finance US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.294%, [LIBOR4+250], 11/7/24[5]	164,588	165,616
Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.833%-6.802%, [LIBOR4+450], 12/8/23[5]	123,438	121,277
Ceridian HCM Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.045%, 4/5/25[4,8]	220,000	221,009
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.272%, [LIBOR4+550], 3/19/21[5]	53,017	52,803
CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%-7.272%, [LIBOR4+550], 3/19/21[5]	107,086	106,667
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.802%, [LIBOR4+350], 12/20/19[5]	325,994	174,407
Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.127%, [LIBOR12+275], 8/12/20[5]	49,523	49,691
Tranche B2, 4.627%, [LIBOR12+275], 8/14/23[5]	180,958	181,260
First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.151%, [LIBOR4+525], 6/30/22[5]	97,904	97,905

34 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.641%, [LIBOR12+475], 1/5/24[5]	$102,542	$103,311
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.506%-7.25%, 5/24/24[4]	372,889	377,551
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.802%, [LIBOR4+350], 10/31/21[5]	312,812	316,722
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.377%, [LIBOR6+350], 5/1/24[5]	312,638	315,375
International Car Wash Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.147%, [LIBOR4+375], 10/3/24[5,8]	273,229	274,709
iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.618%, [LIBOR4+500], 4/11/23[5]	149,263	150,196
KUEHG Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.052%, [LIBOR4+375], 8/12/22[5]	158,067	159,450
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.377%, [LIBOR12+350], 4/26/24[5]	224,329	226,152
Learning Care Group US No. 2, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.138%-5.609%, [LIBOR4+325], 3/13/25[5]	35,000	35,262
Legalzoom.com, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.397%, [LIBOR4+450], 11/21/24[5]	159,600	161,395
Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.052%, [LIBOR4+575], 3/20/20[5]	100,825	100,730
Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.552%, [LIBOR4+825], 4/17/20[5]	45,073	42,538
LS Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.802%, [LIBOR4+350], 5/21/22[5]	181,484	183,525
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7.802%, [LIBOR4+550], 9/30/22[5,8]	219,457	213,069
Sarbacane Bidco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.77%, [LIBOR4+300], 1/29/25[5]	35,000	35,387
SMG US Midco 2, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.151%, [LIBOR6+325], 1/23/25[5]	30,000	30,325
Staples, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.787%, [LIBOR4+400], 9/12/24[5]	523,688	518,961
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.785%, [LIBOR4+275], 3/17/25[5,8]	440,000	442,154
Trident LS Merger Sub Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.558%, 4/13/25[4,8]	115,000	116,276
XPO Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.92%, [LIBOR4+200], 2/24/25[5]	659,000	663,484
		7,355,020

Industrial Conglomerates—1.1%
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.627%, [LIBOR12+375], 2/1/22[5]	139,125	139,705
Filtration Group Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.452%, [LIBOR4+325], 3/29/25[5,8]	60,000	60,669

35 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Industrial Conglomerates (Continued)
Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.052%, [LIBOR12+275], 7/30/24[5]	$153,379	$154,462
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.052%, [LIBOR4+300], 4/1/24[5]	280,120	282,154
Harsco Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.938%, [LIBOR12+300], 12/6/24[5]	99,002	100,363
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.802%, [LIBOR4+350], 6/30/21[5]	181,108	183,259
MACOM Technology Solutions Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.127%, [LIBOR12+225], 5/17/24[5]	148,875	146,642
Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.825%, 4/19/25[4,8]	30,000	30,281
RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.148%, [LIBOR12+225], 8/21/24[5]	108,567	109,484
Robertshaw US Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.438%, [LIBOR12+350], 2/28/25[5]	40,000	40,394
Titan Acquisition Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.056%, [LIBOR12+300], 3/28/25[5]	115,000	115,287
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche E, 4.651%, [LIBOR12+275], 5/14/22[5]	54,862	55,155
Tranche F, 4.651%-5.052%, [LIBOR4+275], 6/9/23[5]	11,021,530	11,081,652
Tranche G, 4.802%, [LIBOR4+250], 8/22/24[5]	77,805	78,286
Vectra Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.145%, [LIBOR12+325], 3/8/25[5,8]	130,000	130,366
Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.887%, [LIBOR12+400], 11/30/23[5]	282,058	282,234
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.802%, [LIBOR4+350], 6/19/21[5]	59,681	58,438
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.089%, 4/30/25[4,8]	85,000	85,531
Zodiac Pool Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.123%, [LIBOR4+225], 3/7/25[5,8]	30,000	30,178
		13,164,540

Professional Services—0.0%
AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.137%-5.256%, [LIBOR4+375], 3/3/25[5]	259,050	259,819

Road & Rail—1.1%
Arctic LNG Carriers Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.40%, [LIBOR12+450], 5/18/23[5]	168,725	170,044
Avolon TLB Borrower 1 US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.147%, [LIBOR12+225], 3/21/22[5]	952,800	955,911
CH Hold Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.901%, [LIBOR12+300], 2/1/24[5]	139,267	140,399
Daseke Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.901%, [LIBOR12+500], 2/27/24[5]	78,532	79,318
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.052%, 10/6/23[4]	10,015,000	10,093,668

36 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Road & Rail (Continued)
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.901%, [LIBOR12+300], 7/29/22[5]	$207,053	$208,346
Tranche B2, 4.877%, [LIBOR12+300], 7/29/22[5]	60,851	61,231
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.234%, [LIBOR4+825], 2/23/22[3,5]	982,800	1,016,215
		12,725,132

Transportation Infrastructure—0.1%
American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.15%, [LIBOR12+225], 4/6/24[5]	236,400	237,952
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.984%, [LIBOR4+500], 5/19/23[5]	119,100	119,844
Horizon Global Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.253%, [LIBOR4+450], 2/16/24[5,8]	100,000	101,250
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.147%, 3/20/25[4]	597	598
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.147%-5.234%, [LIBOR4+325], 3/20/25[5,8]	154,662	154,759
Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 1.00%, 3/20/25[4]	19,373	19,386
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.40%, [LIBOR12+350], 11/6/24[5]	174,563	175,954
Superior Industries International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.401%, [LIBOR12+450], 5/22/24[5]	183,573	185,351
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.401%, [LIBOR12+275], 6/30/22[5]	458,306	461,743
		1,456,837

Information Technology—0.8%
Communications Equipment—0.0%
Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.59%, [LIBOR4+725], 7/17/20[5]	400,324	397,822

Internet Software & Services—0.8%
Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.484%, [LIBOR4+350], 6/13/24[5]	383,150	383,433
Altran Technologies SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.273%, [LIBOR4+275], 3/20/25[5,8]	40,000	40,417
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 6.647%, [LIBOR12+475], 12/15/24[5]	1,059,345	1,072,306
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.355%, [LIBOR4+500], 6/30/21[5]	239,205	226,198
BMC Software Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.151%, [LIBOR12+325], 9/10/22[5]	363,061	365,005
Cavium, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.15%, [LIBOR12+225], 8/16/22[5]	50,613	50,961
Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.78%, [LIBOR4+300], 5/1/24[5,8]	237,433	237,284
Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.40%, [LIBOR12+425], 12/15/21[5]	142,761	144,742

37 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Internet Software & Services (Continued)
Cypress Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.15%, [LIBOR12+275], 7/5/21[5]	$135,975	$137,633
Ensono LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.337%, 4/25/25[4,8]	140,000	140,350
Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.13%, [LIBOR12+375], 6/1/22[5]	127,914	128,773
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.147%, [LIBOR12+225], 7/8/22[5,8]	142,429	143,097
Tranche B, 4.147%, [LIBOR12+225], 4/26/24[5]	369,782	371,497
Go Daddy Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.151%, [LIBOR12+225], 2/15/24[5]	250,249	251,704
Greeneden US Holdings II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.802%, [LIBOR4+350], 12/1/23[5]	103,866	104,645
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.627%, [LIBOR4+275], 2/1/22[5,8]	449,666	452,290
Informatica LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.127%, [LIBOR4+325], 8/5/22[5]	209,859	211,581
Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.65%, [LIBOR12+700], 4/6/22[5]	119,300	120,343
Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.13%, [LIBOR12+425], 1/20/24[5]	108,914	107,634
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.88%, [LIBOR12+300], 11/1/23[5]	15,000	15,148
Lighthouse Network LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.401%, [LIBOR12+450], 11/29/24[5]	99,750	100,602
MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 4.627%, [LIBOR12+275], 6/21/24[5]	68,560	68,483
Tranche B2, 4.377%, [LIBOR4+250], 11/19/21[5]	54,863	54,908
MaxLinear, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.397%, [LIBOR12+250], 5/13/24[5]	77,647	78,132
McAfee LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.377%, [LIBOR12+450], 9/30/24[5]	353,300	358,350
Polycom, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.127%-7.147%, [LIBOR12+525], 9/27/23[5]	119,653	120,805
Premiere Global Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.291%, [LIBOR6+650], 12/8/21[5]	66,059	65,481
Project Deep Blue Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.061%, [LIBOR4+325], 2/12/25[5]	60,000	60,356
Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.272%, [LIBOR4+550], 10/31/22[5]	222,425	224,162
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.13%, [LIBOR12+325], 4/24/22[5,8]	351,166	350,216
Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.651%, [LIBOR12+275], 6/21/24[5]	462,753	462,233
Shutterfly, Inc.,Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.66%, [LIBOR12+275], 8/17/24[5]	145,000	146,631
SolarWinds Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.901%, [LIBOR12+300], 2/5/24[5]	129,675	130,620
Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.651%, [LIBOR12+275], 3/3/23[5,8]	168,421	169,347

38 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Internet Software & Services (Continued)
SS&C Technologies Holdings Europe Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.22%, [LIBOR4+250], 4/16/25[5,8]	$211,948	$213,631
SS&C Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.22%, [LIBOR4+250], 4/16/25[5,8]	573,731	578,287
Sybil Software LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.853%, 9/30/23[4,8]	30,000	30,217
Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.877%-4.901%, [LIBOR12+300], 5/1/24[5]	485,682	489,072
TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.377%, [LIBOR4+250], 9/28/24[5,8]	221,625	223,427
Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.802%, [LIBOR4+450], 1/27/23[5]	379,817	374,773
Xperi Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.401%, [LIBOR12+250], 12/1/23[5]	247,000	247,926
		9,252,700

Materials—0.6%
Chemicals—0.2%
Alpha 3 BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.302%, [LIBOR4+300], 1/31/24[5]	94,524	95,292
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.672%, [LIBOR4+350], 3/16/25[5]	85,000	85,797
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.377%, [LIBOR12+350], 7/30/21[5]	188,693	190,698
Encapsys LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.127%, [LIBOR4+325], 11/7/24[5]	185,000	186,850
Ferro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.377%, [LIBOR12+250], 2/14/24[5]	84,150	84,606
Tranche B2, 4.587%, 2/14/24[4,8]	28,799	28,943
Tranche B3, 4.587%, 2/14/24[4,8]	28,186	28,327
H.B. Fuller Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.147%, 10/20/24[4]	145,000	145,634
LUX HOLDCO III, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.773%, [LIBOR4+300], 3/28/25[5,8]	45,000	45,441
MacDermid, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B6, 4.877%, [LIBOR12+300], 6/7/23[5]	87,672	88,395
Tranche B7, 4.377%, [LIBOR4+275], 6/7/20[5]	88,054	88,566
New Arclin US Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.802%, [LIBOR4+350], 2/14/24[5]	109,662	110,759
OCI Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.552%, [LIBOR4+425], 3/13/25[5]	115,000	116,174
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.291%, [LIBOR4+250], 2/8/25[5]	59,850	60,235
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.377%, [LIBOR12+350], 6/13/23[5,8]	108,910	109,635
Trinseo Materials Operating SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.401%, [LIBOR4+250], 9/6/24[5]	34,825	35,130
Tronox Blocked Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.302%, [LIBOR4+300], 9/23/24[5]	208,463	210,857

39 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
Tronox Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.302%, [LIBOR4+300], 9/23/24[5]	$481,225	$486,752
Univar USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.401%, [LIBOR12+250], 7/1/24[5]	220,861	223,088
		2,421,179

Construction Materials—0.1%
Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.151%, [LIBOR12+225], 8/18/23[5]	236,580	239,094
Pisces Midco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.178%, [LIBOR4+300], 4/12/25[5,8]	130,000	131,422
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.627%, [LIBOR12+275], 11/15/23[5]	536,779	539,707
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.145%, [LIBOR12+225], 2/8/25[5]	91,672	92,353
VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.151%, [LIBOR12+325], 2/28/24[5]	138,642	139,768
		1,142,344

Containers & Packaging—0.1%
BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.588%, [LIBOR12+325], 4/3/24[5]	282,987	285,009
Multi-Color Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.127%, [LIBOR12+225], 10/31/24[5]	24,938	25,088
Plastipak Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.63%, [LIBOR4+275], 10/14/24[5]	109,450	110,015
Pro Mach Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.035%, [LIBOR4+300], 3/7/25[5,8]	205,000	205,641
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.627%, [LIBOR12+300], 2/5/23[5]	305,262	307,609
SIG Combibloc US Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.627%-4.651%, [LIBOR12+275], 3/11/22[5]	254,390	256,139
		1,189,501

Metals & Mining—0.2%
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 9.552%, [LIBOR4+725], 4/16/20[5]	1,618,578	1,436,698
Tranche B3, 10.052%, [LIBOR4+775], 4/17/20[5]	503,614	445,950
Oxbow Carbon LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.627%, [LIBOR12+375], 1/4/23[5]	24,688	25,027
Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.062%, 3/31/25[4,8]	107,980	108,442
TMS International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.651%, [LIBOR4+275], 8/14/24[5,8]	94,800	95,245
		2,111,362

Telecommunication Services—0.4%
Diversified Telecommunication Services—0.4%
CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.651%, [LIBOR4+275], 1/31/25[5]	1,246,875	1,230,117

40 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.571%, [LIBOR4+375], 10/2/24[5]	$235,000	$238,021
Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.91%, [LIBOR12+300], 10/5/23[5]	347,179	345,662
Digicel International Finance Ltd, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.61%, [LIBOR4+325], 5/27/24[5,8]	239,012	239,162
Frontier Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.66%, [LIBOR12+375], 6/15/24[5]	277,900	275,078
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.302%, [LIBOR4+400], 5/23/20[5]	255,548	257,337
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.28%, [LIBOR4+450], 8/6/21[5]	272,953	268,347
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.272%, [LIBOR4+950], 2/4/22[5]	161,028	152,171
Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.148%, [LIBOR12+225], 2/22/24[5]	240,000	241,333
SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.90%, 4/11/25[4]	201,890	202,689
Sprint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.438%, [LIBOR4+250], 2/2/24[5,8]	885,892	889,630
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.90%, [LIBOR12+400], 3/29/21[5]	345,022	330,935
Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.151%, [LIBOR12+225], 1/19/24[5]	10,000	10,081
		4,680,563

Utilities—1.0%
Electric Utilities—1.0%
APLP Holdings LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.312%, 4/12/23[4,8]	30,000	30,197
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B5, 4.81%, [LIBOR4+250], 1/15/24[5]	308,307	310,025
Tranche B7, 4.81%, [LIBOR4+275], 5/31/23[5]	34,474	34,662
Compass Power Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.052%, [LIBOR4+375], 12/20/24[5]	124,688	126,402
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.398%, [LIBOR12+275], 2/7/24[5]	363,029	365,813
EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.56%, [LIBOR4+325], 6/28/23[5]	226,887	228,334
Exgen Renewables IV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.99%, [LIBOR4+300], 11/28/24[5]	29,925	30,224
Frontera Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.842%, 4/24/25[4,8]	170,000	171,239
Helix Gen Funding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.651%, [LIBOR4+375], 6/3/24[5]	165,869	167,527
Lightstone Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 5.627%, [LIBOR12+375], 1/30/24[5]	107,824	108,902
Tranche C, 5.627%, [LIBOR12+375], 1/30/24[5]	6,904	6,973
MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.302%, [LIBOR4+700], 10/18/22[5]	73,875	71,289

41 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.302%, [LIBOR4+400], 11/9/20[5]	$439,358	$371,624
Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.901%, [LIBOR12+400], 7/15/23[5]	286,122	284,034
Tranche B2, 6.353%, 4/15/24[4,8]	35,000	34,745
TerraForm Power Operating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.651%, [LIBOR4+275], 11/8/22[5]	39,900	40,166
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.401%, [LIBOR12+250], 8/4/23[5]	376,766	379,827
Tranche B2, 4.146%-4.151%, [LIBOR12+275], 12/14/23[5]	7,119,703	7,174,454
Tranche B2, 4.33%, [LIBOR12+275], 12/14/23[5,8]	2,478,725	2,497,786
Tranche C, 4.401%, [LIBOR12+250], 8/4/23[5]	66,979	67,523
		12,501,746
Total Corporate Loans (Cost $141,430,724)		140,581,297

	Shares
Structured Security—0.0%
Africa Telecommunications Media & Technology Fund 1 LLC[1,11] (Cost $10,000,000)	9,542,930	—

				Notional
	Counter-	Exercise Expiration		Amount	Contracts
	party	Price	Date	(000’s)	(000’s)
Over-the-Counter Option Purchased—0.0%
CNH Currency Put[1] (Cost $245,802)	GSCO-OT	USD6.460	2/21/19	USD 240,000	USD 65,550	149,061

		Pay/Receive					Notional
		Floating	Floating	Fixed	Expiration		Amount
		Rate	Rate	Rate	Date		(000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.4%
Interest Rate Swap maturing 1/24/29 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.708%	1/22/19	JPY	795,000	4,499
Interest Rate Swap Maturing 1/27/31 Call[1]	BAC	Receive	Three- Month USD BBA LIBOR	2.795	1/25/21	USD	2,000	98,608
Interest Rate Swap maturing 1/28/30 Call[1]	GSCOI	Receive	Three- Month USD BBA LIBOR	2.974	1/24/20	USD	94,000	3,144,233
Interest Rate Swap Maturing 1/28/31 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.523	1/26/21	JPY	1,744,000	194,084
Interest Rate Swap maturing 11/21/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.850	11/19/18	JPY	749,000	1,646

42 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

		Pay/Receive					Notional
	Counter-	Floating	Floating	Fixed	Expiration		Amount
	party	Rate	Rate	Rate	Date		(000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap Maturing 3/17/31 Call[1]	BAC	Receive	Three- Month USD BBA LIBOR	2.990%	3/15/21	USD	4,250	$176,876
Interest Rate Swap Maturing 30 4/20/31 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.485	4/27/21	JPY	5,250,000	726,931
Interest Rate Swap maturing 7/25/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	2,000,000	72
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $5,835,650)								4,346,949

	Principal Amount
Short-Term Notes—7.3%
Ameren Illinois Co., 2.385%, 5/9/18[12,13]	$2,900,000	2,898,399
Amphenol Corp., 2.355%, 5/18/18[13]	2,400,000	2,397,289
BAT International Finance plc, 2.455%, 5/14/18[12,13]	2,400,000	2,397,910
Bell Canada, 2.637%, 7/10/18[12,13]	2,600,000	2,587,909
Cabot Corp., 2.325%, 5/31/18[6,12,13]	2,200,000	2,195,609
CBS Corp., Cl. B, 2.421%, 6/29/18[12,13]	2,200,000	2,190,925
CenterPoint Energy Resources Corp., 2.445%, 5/3/18[6,12,13]	2,900,000	2,899,476
Church & Dwight Co., Inc., 2.355%, 5/10/18[6,12,13]	2,900,000	2,898,216
Clorox Co., (The), 2.406%, 5/15/18[6,12,13]	2,900,000	2,897,287
Commonwealth Edison Co., 2.304%, 5/25/18[12,13]	2,300,000	2,296,347
Dollar General Corp., 2.17%, 5/1/18[6,12,13]	2,200,000	2,199,868
Eastman Chemical, 2.304%, 5/25/18[12,13]	2,200,000	2,196,492
Eaton Corp., 2.252%, 5/15/18[6,12,13]	2,200,000	2,197,942
Eni Finance USA, Inc., 1.968%, 10/5/18[12,13]	2,500,000	2,471,143
Eni Finance USA, Inc., 2.625%, 6/20/18[12,13]	400,000	398,731
Eversource Energy, 2.252%, 5/14/18[12,13]	2,200,000	2,198,238
Ford Motor Credit Co., LLC, 1.989%, 8/20/18[12,13]	2,300,000	2,282,297
Glencore Funding, LLC, 2.374%, 5/21/18[12,13]	2,300,000	2,297,136
Harley-Davidson, Inc., 2.462%, 6/19/18[12,13]	2,900,000	2,890,232
Hitachi Capital America Corp., 2.375%, 5/23/18[13]	2,300,000	2,296,642
International Paper Co., 2.252%, 5/2/18[6,12,13]	2,400,000	2,399,712
Interpublic Group Cos., 2.818%, 6/25/18[6,12,13]	3,000,000	2,988,567
McCormick & Co, Inc., 2.674%, 6/8/18[6,12,13]	2,800,000	2,793,387
Mondelez International, Inc., 2.482%, 6/19/18[12,13]	2,900,000	2,890,233
Omnicom Capital, Inc., 2.486%, 5/7/18[12,13]	2,800,000	2,798,805
Puget Sound Energy, Inc., 2.505%, 5/1/18[13]	3,000,000	2,999,820
Rockwell Collins, 2.303%, 5/1/18[6,12,13]	2,900,000	2,899,826
Ryder System, Inc., 2.385%, 5/7/18[13]	2,800,000	2,798,805
Schlumberger Holdings Corp., 2.518%, 5/15/18[6,12,13]	800,000	799,312
Sempra Energy, 2.616%, 7/19/18[12,13]	2,250,000	2,237,225
Toyota Motor Credit Corp., 1.671%, 7/23/18[13]	2,600,000	2,586,417

43 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Short-Term Notes (Continued)
Virginia Electric & Power Co., 2.513%, 7/10/18[12,13]	$2,200,000	$2,189,769
Vodafone Group plc, 1.749%, 9/13/18[13]	2,600,000	2,573,745
Walgreens Boots Alliance, Inc., 2.084%, 5/4/18[13]	1,900,000	1,899,541
Waste Management, Inc., 2.354%, 5/7/18[6,12,13]	2,900,000	2,898,762
Whirlpool Corp., 2.161%, 5/21/18[13]	1,900,000	1,897,481
WPP Corp., LLC, 2.82%, 7/18/18[6,12,13]	2,400,000	2,386,565
Total Short-Term Notes (Cost $89,147,594)		89,126,060

	Shares
Investment Companies—5.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.67%[14,15]	20,616,962	20,616,962
SPDR Gold Trust Exchange Traded Fund[16]	341,190	42,508,862
Total Investment Companies (Cost $61,402,007)		63,125,824
Total Investments, at Value (Cost $1,078,891,223)	100.2%	1,227,667,839
Net Other Assets (Liabilities)	(0.2)	(2,455,761)
Net Assets	100.0%	$1,225,212,078

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $87,742,254. See Note 4 of accompanying Consolidated Notes.

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Consolidated Notes.

4. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

5. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate +

Basis-point spread].

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $63,186,063 or 5.16% of the Fund’s net assets at period end.

7. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

9. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10. Interest or dividend is paid-in-kind, when applicable.

11. Restricted security. The aggregate value of restricted securities at period end was zero, which represents 0% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Africa Telecommunications Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$—	$(10,000,000)

44 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Footnotes to Consolidated Statement of Investments (Continued)

12. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $69,676,320 or 5.69% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

13. Current yield as of period end.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2017	Gross Additions	Gross Reductions	Shares April 30, 2018
Gymboree Corp. (The)	4,118	—	—	4,118
Gymboree Holding Corp.	11,737	—	—	11,737
Oppenheimer Institutional Government Money Market Fund, Cl. E	25,711,488	331,749,187	336,843,713	20,616,962

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Gymboree Corp. (The)	$75,839	$64	$—	$(29,685)
Gymboree Holding Corp.	216,154	183	—	(84,607)
Oppenheimer Institutional
Government Money Market Fund,
Cl. E	20,616,962	174,338	—	—

Total	$20,908,955	$174,585	$—	$(114,292)

15. Rate shown is the 7-day yield at period end.

16. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

	Shares Sold Short	Value
Securities Sold Short—(34.2)%
Common Stock Securities Sold Short—(34.2)%
AbbVie, Inc.	(83,296)	$(8,042,229)
AGCO Corp.	(150,280)	(9,419,550)
Air Lease Corp., Cl. A	(136,582)	(5,694,104)
Aircastle Ltd.	(277,440)	(5,437,824)
Aker Solutions ASA[1]	(730,008)	(4,919,246)
Ally Financial, Inc.	(566,540)	(14,786,694)
Apache Corp.	(177,640)	(7,274,358)
AvalonBay Communities, Inc.	(37,990)	(6,192,370)
Boeing Co. (The)	(21,998)	(7,337,653)
Camden Property Trust	(56,890)	(4,858,406)
Caterpillar, Inc.	(47,130)	(6,803,687)
Church & Dwight Co., Inc.	(244,960)	(11,317,152)
Cie Financiere Richemont SA	(139,192)	(13,218,681)
CNH Industrial NV	(370,020)	(4,532,745)
Colgate-Palmolive Co.	(222,820)	(14,534,549)
Corning, Inc.	(404,071)	(10,917,998)
Darden Restaurants, Inc.	(24,670)	(2,290,856)
Digital Realty Trust, Inc.	(121,040)	(12,792,718)

45 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares Sold Short	Value
Common Stock Securities Sold Short (Continued)
Dril-Quip, Inc.[1]	(80,210)	$(3,324,704)
Equity Residential	(104,440)	(6,444,992)
Fastenal Co.	(114,810)	(5,739,352)
Federal Realty Investment Trust	(34,950)	(4,048,957)
Franklin Resources, Inc.	(331,420)	(11,148,969)
General Mills, Inc.	(276,560)	(12,096,734)
GlaxoSmithKline plc, Sponsored ADR	(75,120)	(3,013,063)
HP, Inc.	(349,010)	(7,500,225)
Intel Corp.	(184,979)	(9,548,616)
International Business Machines Corp.	(79,520)	(11,527,219)
Jones Lang LaSalle, Inc.	(104,960)	(17,791,770)
Kirby Corp.[1]	(94,340)	(8,047,202)
Neste OYJ	(82,642)	(6,948,582)
Novo Nordisk AS, Sponsored ADR	(192,980)	(9,058,481)
Pennsylvania Real Estate Investment Trust	(995,257)	(9,634,088)
Procter & Gamble Co. (The)	(175,140)	(12,669,628)
ResMed, Inc.	(114,960)	(10,879,814)
Rio Tinto plc, Sponsored ADR	(145,760)	(8,009,512)
RLJ Lodging Trust	(274,614)	(5,703,733)
Rowan Cos. plc, Cl. A1	(274,140)	(3,958,582)
Sanofi, ADR	(119,086)	(4,682,462)
SAP SE, Sponsored ADR	(144,207)	(15,982,462)
Southern Copper Corp.	(210,770)	(11,130,764)
Starbucks Corp.	(71,930)	(4,141,010)
Subsea 7 SA	(274,369)	(3,837,103)
Target Corp.	(147,392)	(10,700,659)
Transocean Ltd.[1]	(453,575)	(5,610,723)
W.W. Grainger, Inc.	(21,185)	(5,960,400)
Wacker Chemie AG	(42,428)	(7,641,736)
Weingarten Realty Investors	(155,020)	(4,258,399)
Western Union Co. (The)	(813,060)	(16,057,935)
William Demant Holding AS1	(299,398)	(11,650,569)
Total Securities Sold Short (Proceeds $403,740,183)		$(419,119,265)

Forward Currency Exchange Contracts as of April 30, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	11/2018	USD	15,251	CNH	103,120	$—	$936,616
CITNA-B	06/2018	USD	12,792	THB	398,000	160,864	—
JPM	06/2018	JPY	1,875,000	USD	17,223	—	3,790
JPM	06/2018	USD	18,982	CAD	24,795	—	355,689
JPM	06/2018	USD	17,797	JPY	1,875,000	577,866	—

Total Unrealized Appreciation and Depreciation						$738,730	$1,296,095

46 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Futures Contracts as of April 30, 2018

Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro-BONO	Sell	6/7/18	95	EUR 16,509	$16,791,859	$(282,919)
Euro-BTP	Sell	6/7/18	203	EUR 33,166	34,077,300	(911,372)
Euro-BUND	Buy	6/7/18	340	EUR 64,400	65,176,104	776,572
Euro-OAT	Sell	6/7/18	88	EUR 16,147	16,345,204	(198,149)
United States Treasury Nts., 2 yr.	Sell	6/29/18	74	USD 15,735	15,691,469	43,606

						$(572,262)

Centrally Cleared Credit Default Swaps at April 30, 2018
					Notional		Premiums		Unrealized
		Buy/Sell	Fixed	Maturity	Amount		Received/		Appreciation/
Reference Asset		Protection	Rate	Date	(000’s)		(Paid)	Value	(Depreciation)
CDX.HY.28		Buy	5.000%	6/20/22	USD	18,968	$1,324,837	$(1,574,926)	$(250,089)
CDX.HY.29		Buy	5.000	12/20/22	USD	900	61,065	(70,476)	(9,411)
CDX.IG.28		Sell	1.000	6/20/22	USD	740	(13,473)	15,556	2,083
CDX.IG.28		Sell	1.000	6/20/22	USD	51,615	(935,396)	1,085,012	149,616
CDX.IG.28		Sell	1.000	6/20/22	USD	3,000	(53,766)	63,064	9,298
CDX.IG.29		Sell	1.000	12/20/22	USD	2,750	(68,773)	58,841	(9,932)
CDX.IG.29		Sell	1.000	12/20/22	USD	2,500	(50,893)	53,492	2,599
Federation of Malaysia		Buy	1.000	6/20/23	USD	1,600	22,355	(23,001)	(646)
iTraxx.Main.27		Buy	1.000	6/20/22	EUR	46,010	979,105	(1,512,371)	(533,266)
iTraxx.Main.27		Buy	1.000	6/20/22	EUR	890	21,902	(29,255)	(7,353)
iTraxx.Main.28		Buy	1.000	12/20/22	EUR	1,800	52,533	(56,819)	(4,286)
Neiman Marcus Group LLC (The)		Buy	5.000	12/20/20	USD	6,190	358,683	556,672	915,355
Penerbangan Malaysia Bhd		Buy	1.000	12/20/22	USD	1,020	20,661	(16,591)	4,070

Total Centrally Cleared Credit Default Swaps							$1,718,840	$(1,450,802)	$268,038

Over-the-Counter Credit Default Swaps at April 30, 2018
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY.21	CITNA-B	Buy	5.000	12/20/18	USD	1,407	$74,649	$(53,232)	$21,417
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD	936	(109,330)	(96,404)	(205,734)
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD	471	(48,278)	(48,511)	(96,789)
CDX.HY.25	CITNA-B	Sell	5.000	12/20/20	USD	124	76,899	(27,998)	48,901
CDX.HY.25	CITNA-B	Sell	5.000	12/20/18	USD	378	143,791	(14,315)	129,476
CDX.HY.25	CITNA-B	Sell	5.000	12/20/20	USD	246	160,041	(55,640)	104,401
CDX.NA.HY.21	CITNA-B	Buy	5.000	12/20/18	USD	7,500	(230,208)	(283,748)	(513,956)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	1,543	861,248	(58,476)	802,772
CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD	469	256,347	(17,777)	238,570
CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD	7,500	(1,297,917)	(772,466)	(2,070,383)
CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD	1,975	1,310,769	(445,829)	864,940
Federation of Malaysia	BAC	Buy	1.000	12/20/20	USD	2,900	(136,197)	(50,632)	(186,829)

47 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Federation of Malaysia	BAC	Buy	1.000%	12/20/20	USD	854	$(35,262)	$(14,910)	$(50,172)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD	761	(26,351)	(13,286)	(39,637)
Federation of Malaysia	BNP	Buy	1.000	6/20/21	USD	3,820	(112,656)	(71,549)	(184,205)
Federation of Malaysia	BNP	Buy	1.000	6/20/21	USD	3,000	(85,450)	(56,190)	(141,640)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD	10,000	(651,135)	(174,592)	(825,727)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD	1,811	(51,082)	(31,619)	(82,701)
Federation of Malaysia	CITNA-B	Buy	1.000	12/20/20	USD	4,295	(209,624)	(74,987)	(284,611)
Federation of Malaysia	MOS-A	Buy	1.000	12/20/20	USD	10,000	(502,319)	(174,592)	(676,911)
Total Over-the-Counter Credit Default Swaps							$(612,065)	$(2,536,753)	$(3,148,818)

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$60,605,000	$—	BBB+ to BBB-
Non-Investment Grade Corporate Debt Indexes	4,735,179	17,814,000	BB
Total	$65,340,179	$17,814,000

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at April 30, 2018

		Pay/Receive			Notional			Unrealized
	Counter-	Total		Maturity	Amount			Appreciation/
Reference Asset	party	Return*	Floating Rate	Date	(000’s)		Value	(Depreciation)
0998.HK-China Citic Bank Corp. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	27,332	$(679,111)	$(679,111)
0998.HK-China Citic Bank Corp. Ltd., ORD H	GSCO-OT	Pay	One-Month USD BBA LIBOR minus 50 basis points	5/24/18	HKD	1,484	(2,910)	(2,910)
0998.HK-China Citic Bank Corp. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	1,994	(47,393)	(47,393)

48 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Over-the-Counter Total Return Swaps (Continued)
		Pay/Receive			Notional			Unrealized
	Counter-	Total		Maturity	Amount			Appreciation/
Reference Asset	party	Return*	Floating Rate	Date	(000’s)		Value	(Depreciation)
1988.HK China Minsheng Banking Corp. Ltd.	GSCO-OT	Pay	One-Month USD BBA LIBOR minus 50 basis points	5/24/18	HKD	1,243	$12,156	$12,156
1988.HK-China Ninsheng Banking Corp. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	28,149	33,207	33,207
3328.HK-Bank of Communications Co. Ltd., ORD H	GSCO-OT	Pay	One-Month USD BBA LIBOR minus 50 basis points	5/24/18	HKD	1,547	(5,571)	(5,571)
3328.HK-Bank of Communications Co. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	33,202	(692,869)	(692,869)
3968.HK-China Merchants Bank, ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	36,981	(2,574,980)	(2,574,980)
3968.HK-China Merchants Bank, ORD H	GSCO-OT	Pay	One-Month USD BBA LIBOR minus 50 basis points	5/24/18	HKD	2,430	(2,221)	(2,221)
6818.HK-China Everbright Bank, ORD H	GSCO-OT	Pay	One-Month USD BBA LIBOR minus 50 basis points	5/24/18	HKD	667	(858)	(858)
6818.HK-China Everbright Bank, ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	14,419	(227,842)	(227,842)
Total Over-the-Counter Total Return Swaps							$(4,188,392)	$(4,188,392)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
CITNA-B	Citibank NA
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley

Currency abbreviations indicate amounts reporting in currencies
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
EUR	Euro

49 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
HKD	Hong Kong Dollar
JPY	Japanese Yen
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.21	Markit CDX High Yield Index
CDX.HY.25	Markit CDX High Yield Index
CDX.HY.28	Markit CDX High Yield Index
CDX.HY.29	Markit CDX High Yield Index
CDX.IG.28	Markit CDX Investment Grade Index
CDX.IG.29	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
iTraxx.Main.27	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.28	Credit Default Swap Trading Index for a Specific Basket of Securities
LIBOR03M	ICE LIBOR USD 3 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly
LIBOR52	London Interbank Offered Rate-Weekly
OAT	French Government Bonds
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

See accompanying Notes to Consolidated Financial Statements.

50 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES April 30, 2018 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,057,933,061)	$1,206,758,884
Affiliated companies (cost $20,958,162)	20,908,955

1,227,667,839

Cash	1,297,520

Cash used for collateral on futures	2,164,800

Cash used for collateral on OTC derivatives	5,152,000

Cash used for collateral on centrally cleared swaps	2,581,750

Deposits with broker for securities sold short	383,685,720

Deposits with broker for foreign securities sold short (cost 42,846,926)	43,099,848

Unrealized appreciation on forward currency exchange contracts	738,730

Swaps, at value	45,363

Centrally cleared swaps, at value (net premiums paid $763,618)	1,832,637

Receivables and other assets:
Interest, dividends and principal paydowns	3,081,150
Investments sold (including $273,771 sold on a when-issued or delayed delivery basis)	3,026,417
Shares of beneficial interest sold	1,157,031
Variation margin receivable	195,060
Other	189,817

Total assets	1,675,915,682

Liabilities
Securities sold short, at value (proceeds $403,740,183)—see accompanying consolidated statement of investments	419,119,265

Unrealized depreciation on forward currency exchange contracts	1,296,095

Swaps, at value (net premiums paid $612,065)	6,770,508

Centrally cleared swaps, at value (premiums received $2,482,458)	3,283,439

Payables and other liabilities:
Investments purchased (including $11,931,522 purchased on a when-issued or delayed delivery basis)	17,131,358
Shares of beneficial interest redeemed	1,950,737
Dividends	667,739
Trustees’ compensation	162,025
Distribution and service plan fees	131,202
Shareholder communications	17,857
Variation margin payable	6,376
Other	167,003

Total liabilities	450,703,604

Net Assets	$1,225,212,078

51 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Composition of Net Assets
Par value of shares of beneficial interest	$460,621

Additional paid-in capital	1,187,636,876

Accumulated net investment income	8,503,366

Accumulated net realized loss on investments and foreign currency transactions	(96,880,745)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	125,491,960

Net Assets	$1,225,212,078

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $508,060,802 and 19,105,074 shares of beneficial interest outstanding)	$26.59
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$28.21

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $465,676 and 19,616 shares of beneficial interest outstanding)	$23.74

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $98,724,427 and 4,195,039 shares of beneficial interest outstanding)	$23.53

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $230,558,905 and 8,444,954 shares of beneficial interest outstanding)	$27.30

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,034,976 and 787,898 shares of beneficial interest outstanding)	$25.43

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $367,367,292 and 13,509,516 shares of beneficial interest outstanding)	$27.19

See accompanying Notes to Consolidated Financial Statements.

52 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended April 30, 2018 Unaudited

Investment Income
Interest	$11,590,207

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $204,578)	9,024,221
Affiliated companies	174,338

Other income affiliated companies	247

Total investment income	20,789,013

Expenses
Management fees	5,318,847

Distribution and service plan fees:
Class A	639,874
Class B	6,770
Class C	519,633
Class R	51,053

Transfer and shareholder servicing agent fees:
Class A	545,507
Class B	1,427
Class C	106,385
Class I	28,001
Class R	21,023
Class Y	382,435

Shareholder communications:
Class A	1,741
Class B	453
Class C	4,947
Class I	1,213
Class R	913
Class Y	11,644

Dividends on short sales	3,012,062

Custodian fees and expenses	108,491

Borrowing fees	23,130

Trustees’ compensation	15,396

Other	143,771

Total expenses	10,944,716
Less reduction to custodian expenses	(954)
Less waivers and reimbursements of expenses	(214,244)

Net expenses	10,729,518

Net Investment Income	10,059,495

53 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$27,816,851
Option contracts written	693,680
Futures contracts	(1,680,860)
Foreign currency transactions	2,890,675
Forward currency exchange contracts	(1,686,805)
Short positions	(28,631,696)
Swap contracts	(1,307,266)

Net realized loss	(1,905,421)

Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	(20,798,428)
Affiliated companies	(114,292)
Translation of assets and liabilities denominated in foreign currencies	(1,240,128)
Forward currency exchange contracts	(1,597,253)
Futures contracts	319,295
Option contracts written	(693,680)
Short positions	8,985,946
Swap contracts	(1,984,349)

Net change in unrealized appreciation/depreciation	(17,122,889)

Net Decrease in Net Assets Resulting from Operations	$(8,968,815)

See accompanying Notes to Consolidated Financial Statements.

54 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations
Net investment income	$10,059,495	$18,601,526

Net realized loss	(1,905,421)	(73,902,086)

Net change in unrealized appreciation/depreciation	(17,122,889)	79,014,846

Net increase (decrease) in net assets resulting from operations	(8,968,815)	23,714,286

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,619,504)	(1,722,321)
Class B	—	(12,416)
Class C	(1,068,693)	(273,777)
Class I	(3,035,922)	(985,054)
Class R	(295,899)	(44,000)
Class Y	(6,980,245)	(2,169,190)

	(20,000,263)	(5,206,758)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(40,190,557)	(125,165,191)
Class B	(2,107,158)	(4,833,789)
Class C	(9,787,677)	(29,837,699)
Class I	84,168,603	18,932,679
Class R	(558,227)	235,487
Class Y	(28,882,445)	1,358,274

	2,642,539	(139,310,239)

Net Assets
Total decrease	(26,326,539)	(120,802,711)

Beginning of period	1,251,538,617	1,372,341,328

End of period (including accumulated net investment income of $8,503,366 and $18,444,134, respectively)	$1,225,212,078	$1,251,538,617

See accompanying Notes to Consolidated Financial Statements.

55 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$27.21	$26.81	$27.00	$26.64	$24.48	$23.35

Income (loss) from investment operations:
Net investment income[2]	0.21	0.38	0.27	0.30	0.29	0.30
Net realized and unrealized gain (loss)	(0.40)	0.09	(0.32)	0.53	1.87	0.83

Total from investment operations	(0.19)	0.47	(0.05)	0.83	2.16	1.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.07)	(0.14)	(0.47)	0.00	0.00

Net asset value, end of period	$26.59	$27.21	$26.81	$27.00	$26.64	$24.48

Total Return, at Net Asset Value[3]	(0.76)%	1.79%	(0.18)%	3.18%	8.82%	4.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$508,061	$560,359	$675,558	$642,670	$642,789	$668,235

Average net assets (in thousands)	$539,981	$620,775	$679,471	$636,510	$662,351	$721,521

Ratios to average net assets:[4]
Net investment income	1.58%	1.39%	1.02%[5]	1.14%[5]	1.12%[5]	1.25%[5]
Expenses excluding specific expenses listed below	1.36%	1.36%	1.35%[5]	1.39%[5]	1.42%[5]	1.44%[5]
Dividends and/or interest expense on securities sold short	0.49%	0.39%	0.59%	0.60%	0.55%	0.58%
Borrowing expenses on securities sold short	0.00%	0.01%	0.09%	0.18%	0.42%	0.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.85%	1.76%	2.03%[5]	2.17%[5]	2.39%[5]	2.04%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.72%	1.99%[5]	2.12%[5]	2.25%[5]	1.97%[5]

Portfolio turnover rate	77%	168%	131%	62%	44%	76%

56 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.85%
Year Ended October 31, 2017	1.76%
Year Ended October 31, 2016	2.05%
Year Ended October 30, 2015	2.18%
Year Ended October 31, 2014	2.40%
Year Ended October 31, 2013	2.06%

See accompanying Notes to Consolidated Financial Statements.

57 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$24.02	$23.85	$24.15	$23.84	$22.08	$21.25

Income (loss) from investment operations:
Net investment income[2]	0.09	0.15	0.08	0.15	0.08	0.08
Net realized and unrealized gain (loss)	(0.37)	0.07	(0.30)	0.42	1.68	0.75

Total from investment operations	(0.28)	0.22	(0.22)	0.57	1.76	0.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.05)	(0.08)	(0.26)	0.00	0.00

Net asset value, end of period	$23.74	$24.02	$23.85	$24.15	$23.84	$22.08

Total Return, at Net Asset Value[3]	(1.17)%	0.92%	(0.92)%	2.40%	7.97%	3.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$466	$2,571	$7,344	$14,201	$25,296	$34,346

Average net assets (in thousands)	$1,367	$4,603	$10,159	$19,249	$30,329	$40,057

Ratios to average net assets:[4]
Net investment income	0.76%	0.62%	0.34%[5]	0.61%[5]	0.34%[5]	0.35%[5]
Expenses excluding specific expenses listed below	2.22%	2.17%	2.10%[5]	2.16%[5]	2.29%[5]	2.46%[5]
Dividends and/or interest expense on securities sold short	0.49%	0.39%	0.59%	0.60%	0.55%	0.58%
Borrowing expenses on securities sold short	0.00%	0.01%	0.09%	0.18%	0.42%	0.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	2.71%	2.57%	2.78%[5]	2.94%[5]	3.26%[5]	3.06%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.67%	2.53%	2.74%[5]	2.89%[5]	3.06%[5]	2.86%[5]

Portfolio turnover rate	77%	168%	131%	62%	44%	76%

58 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	2.71%
Year Ended October 31, 2017	2.57%
Year Ended October 31, 2016	2.80%
Year Ended October 30, 2015	2.95%
Year Ended October 31, 2014	3.27%
Year Ended October 31, 2013	3.08%

See accompanying Notes to Consolidated Financial Statements.

59 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$24.03	$23.85	$24.15	$23.89	$22.12	$21.26

Income (loss) from investment operations:
Net investment income[2]	0.10	0.15	0.06	0.09	0.08	0.10
Net realized and unrealized gain (loss)	(0.36)	0.08	(0.28)	0.47	1.69	0.76

Total from investment operations	(0.26)	0.23	(0.22)	0.56	1.77	0.86

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.05)	(0.08)	(0.30)	0.00	0.00

Net asset value, end of period	$23.53	$24.03	$23.85	$24.15	$23.89	$22.12

Total Return, at Net Asset Value[3]	(1.10)%	0.96%	(0.91)%	2.39%	8.00%	4.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,724	$110,630	$139,374	$117,152	$110,383	$112,993

Average net assets (in thousands)	$105,234	$123,884	$136,400	$111,050	$112,984	$122,514

Ratios to average net assets:[4]
Net investment income	0.81%	0.62%	0.25%[5]	0.38%[5]	0.36%[5]	0.48%[5]
Expenses excluding specific expenses listed below	2.13%	2.13%	2.11%[5]	2.14%[5]	2.19%[5]	2.21%[5]
Dividends and/or interest expense on securities sold short	0.49%	0.39%	0.59%	0.60%	0.55%	0.58%
Borrowing expenses on securities sold short	0.00%	0.01%	0.09%	0.18%	0.42%	0.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	2.62%	2.53%	2.79%[5]	2.92%[5]	3.16%[5]	2.81%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.58%	2.49%	2.75%[5]	2.87%[5]	3.02%[5]	2.74%[5]

Portfolio turnover rate	77%	168%	131%	62%	44%	76%

60 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	2.62%
Year Ended October 31, 2017	2.53%
Year Ended October 31, 2016	2.81%
Year Ended October 30, 2015	2.93%
Year Ended October 31, 2014	3.17%
Year Ended October 31, 2013	2.83%

See accompanying Notes to Consolidated Financial Statements.

61 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

    CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Period Ended October 31, 2013[2]
Per Share Operating Data
Net asset value, beginning of period	$28.00	$27.60	$27.79	$27.41	$25.09	$24.32

Income (loss) from investment operations:
Net investment income[3]	0.28	0.50	0.37	0.28	0.42	0.34
Net realized and unrealized gain (loss)	(0.43)	0.10	(0.29)	0.69	1.90	0.43

Total from investment operations	(0.15)	0.60	0.08	0.97	2.32	0.77

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.55)	(0.20)	(0.27)	(0.59)	0.00	0.00

Net asset value, end of period	$27.30	$28.00	$27.60	$27.79	$27.41	$25.09

Total Return, at Net Asset Value[4]	(0.54)%	2.18%	0.29%	3.62%	9.25%	3.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$230,559	$151,697	$130,790	$59,214	$11	$10

Average net assets (in thousands)	$188,733	$143,209	$96,611	$8,550	$11	$10

Ratios to average net assets:[5]
Net investment income	2.02%	1.80%	1.35%[6]	1.06%[6]	1.57%[6]	2.07%[6]
Expenses excluding specific expenses listed below	0.95%	0.92%	0.97%[6]	0.82%[6]	0.95%[6]	1.26%[6]
Dividends and/or interest expense on securities sold short	0.49%	0.39%	0.59%	0.60%	0.55%	0.58%
Borrowing expenses on securities sold short	0.00%	0.01%	0.09%	0.18%	0.42%	0.02%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%

Total expenses[8]	1.44%	1.32%	1.65%[6]	1.60%[6]	1.92%[6]	1.86%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.41%	1.29%	1.61%[6]	1.55%[6]	1.79%[6]	1.79%[6]

Portfolio turnover rate	77%	168%	131%	62%	44%	76%

62 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from February 28, 2013 (inception of offering) to October 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.44%
Year Ended October 31, 2017	1.32%
Year Ended October 31, 2016	1.67%
Year Ended October 30, 2015	1.61%
Year Ended October 31, 2014	1.93%
Period Ended October 31, 2013	1.88%

See accompanying Notes to Consolidated Financial Statements.

63 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

    CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$26.02	$25.69	$25.89	$25.55	$23.54	$22.53

Income (loss) from investment operations:
Net investment income[2]	0.17	0.29	0.19	0.22	0.21	0.21
Net realized and unrealized gain (loss)	(0.39)	0.10	(0.30)	0.52	1.80	0.80

Total from investment operations	(0.22)	0.39	(0.11)	0.74	2.01	1.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.06)	(0.09)	(0.40)	0.00	0.00

Net asset value, end of period	$25.43	$26.02	$25.69	$25.89	$25.55	$23.54

Total Return, at Net Asset Value[3]	(0.86)%	1.51%	(0.44)%	2.92%	8.54%	4.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,035	$21,058	$20,567	$17,141	$17,302	$20,410

Average net assets (in thousands)	$20,833	$21,118	$18,565	$16,942	$19,224	$23,822

Ratios to average net assets:[4]
Net investment income	1.31%	1.12%	0.75%[5]	0.85%[5]	0.85%[5]	0.92%[5]
Expenses excluding specific expenses listed below	1.63%	1.62%	1.62%[5]	1.64%[5]	1.72%[5]	1.76%[5]
Dividends and/or interest expense on securities sold short	0.49%	0.39%	0.59%	0.60%	0.55%	0.58%
Borrowing expenses on securities sold short	0.00%	0.01%	0.09%	0.18%	0.42%	0.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	2.12%	2.02%	2.30%[5]	2.42%[5]	2.69%[5]	2.36%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.08%	1.98%	2.26%[5]	2.37%[5]	2.54%[5]	2.29%[5]

Portfolio turnover rate	77%	168%	131%	62%	44%	76%

64 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	2.12%
Year Ended October 31, 2017	2.02%
Year Ended October 31, 2016	2.32%
Year Ended October 30, 2015	2.43%
Year Ended October 31, 2014	2.70%
Year Ended October 31, 2013	2.38%

See accompanying Notes to Consolidated Financial Statements.

65 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

    CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$27.86	$27.47	$27.68	$27.32	$25.05	$23.84

Income (loss) from investment operations:
Net investment income[2]	0.25	0.45	0.32	0.31	0.34	0.38
Net realized and unrealized gain (loss)	(0.42)	0.09	(0.29)	0.60	1.93	0.83

Total from investment operations	(0.17)	0.54	0.03	0.91	2.27	1.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.15)	(0.24)	(0.55)	0.00	0.00

Net asset value, end of period	$27.19	$27.86	$27.47	$27.68	$27.32	$25.05

Total Return, at Net Asset Value[3]	(0.63)%	1.98%	0.08%	3.43%	9.06%	5.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$367,367	$405,224	$398,708	$87,249	$19,378	$11,237

Average net assets (in thousands)	$378,361	$397,699	$278,002	$34,589	$14,096	$12,213

Ratios to average net assets:[4]
Net investment income	1.80%	1.61%	1.16%[5]	1.13%[5]	1.27%[5]	1.52%[5]
Expenses excluding specific expenses listed below	1.13%	1.13%	1.17%[5]	1.10%[5]	1.78%[5]	1.19%[5]
Dividends and/or interest expense on securities sold short	0.49%	0.39%	0.59%	0.60%	0.55%	0.58%
Borrowing expenses on securities sold short	0.00%	0.01%	0.09%	0.18%	0.42%	0.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.62%	1.53%	1.85%[5]	1.88%[5]	2.75%[5]	1.79%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.49%	1.81%[5]	1.83%[5]	2.04%[5]	1.72%[5]

Portfolio turnover rate	77%	168%	131%	62%	44%	76%

66 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.85%
Six Months Ended April 30, 2018	1.62%
Year Ended October 31, 2017	1.53%
Year Ended October 31, 2016	1.87%
Year Ended October 30, 2015	1.89%
Year Ended October 31, 2014	2.76%
Year Ended October 31, 2013	1.81%

See accompanying Notes to Consolidated Financial Statements.

67 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS April 30, 2018 Unaudited

1. Organization

Oppenheimer Fundamental Alternatives Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class B shares automatically converted to Class A shares 72 months after the date of purchase. Effective June 1, 2018, all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments

68 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 14,034 shares with net assets of $42,479,747 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$42,508,862
Net assets	$42,479,747
Net income (loss)	$(185,198)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$1,236,152

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ

69 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

70 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended October 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2017 capital loss carryforwards are included in the table below. Capital losses will be carried forward to future years if not offset by gains.

Expiring
No expiration	$67,146,270

At period end, it is estimated that the capital loss carryforwards would be $69,051,691, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal

71 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,113,401,845
Federal tax cost of other investments	(379,157,499)

Total federal tax cost	$734,244,346

Gross unrealized appreciation	$183,180,614
Gross unrealized depreciation	(92,199,276)

Net unrealized appreciation	$90,981,338

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

72 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

73 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

74 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$15,354,816	$361,874	$—	$15,716,690
Consumer Staples	42,522,011	—	—	42,522,011
Energy	69,293,667	106,585	12,025	69,412,277
Financials	132,139,396	420,748	—	132,560,144
Health Care	117,270,959	9,533,178	90	126,804,227
Industrials	122,608,412	—	—	122,608,412
Information Technology	103,353,723	—	—	103,353,723
Materials	47,456,218	—	—	47,456,218
Telecommunication Services	27,866,262	—	—	27,866,262
Utilities	16,698,149	—	—	16,698,149
Preferred Stocks	—	12,730,335	—	12,730,335
Rights, Warrants and Certificates	—	3,288	—	3,288
Asset-Backed Securities	—	53,602,428	—	53,602,428
Mortgage-Backed Obligations	—	53,290,063	—	53,290,063
Non-Convertible Corporate Bonds and Notes	—	105,714,421	—	105,714,421
Corporate Loans	—	138,348,079	2,233,218	140,581,297
Structured Security	—	—	—	—
Over-the-Counter Option Purchased	—	149,061	—	149,061
Over-the-Counter Interest Rate
Swaptions Purchased	—	4,346,949	—	4,346,949
Short-Term Notes	—	89,126,060	—	89,126,060
Investment Companies	63,125,824	—	—	63,125,824

Total Investments, at Value	757,689,437	467,733,069	2,245,333	1,227,667,839
Other Financial Instruments:
Swaps, at value	—	45,363	—	45,363
Centrally cleared swaps, at value	—	1,832,637	—	1,832,637
Futures contracts	820,178	—	—	820,178
Forward currency exchange contracts	—	738,730	—	738,730

Total Assets	$758,509,615	$470,349,799	$2,245,333	$1,231,104,747

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(370,903,348)	$(48,215,917)	$—	$(419,119,265)
Swaps, at value	—	(6,770,508)	—	(6,770,508)
Centrally cleared swaps, at value	—	(3,283,439)	—	(3,283,439)

75 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table (Continued)
Futures contracts	$(1,392,440)	$—	$—	$(1,392,440)
Forward currency exchange contracts	—	(1,296,095)	—	(1,296,095)

Total Liabilities	$(372,295,788)	$(59,565,959)	$—	$(431,861,747)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at
Value:
Common Stocks
Consumer
Discretionary	$63,875	$—	$—	$(63,875)
Energy	—	(26,454)	26,454	—

Total Assets	$63,875	$(26,454)	$26,454	$(63,875)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund

76 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

4. Investments and Risks (Continued)

than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two

77 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$11,931,522
Sold securities	273,771

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Loans and debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a loan or issuer of a debt to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers subsequently miss an interest and/or principal payment.

78 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

4. Investments and Risks (Continued)

Information concerning securities not accruing income at period end is as follows:

Cost	$2,861,812
Market Value	$2,398,249
Market Value as % of Net Assets	0.20%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options.

79 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $13,903,144 and $82,394,504, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail

80 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $63,324,412 and $82,448,546 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally

81 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,040,206 and $234,538 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

82 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its

83 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $138,982,954 and $62,717,944 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to

84 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $18,426,908 on total return swaps which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $2,902,093 on purchased swaptions.

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the

85 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $2,122,626.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker,

86 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Barclays Bank plc	$275,484	$(65,542)	$–	$–	$209,942
Citibank NA	160,864	(160,864)	–	–	–

87 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Goldman Sachs Bank USA	$ 161,217	$ (11,560)	$ –	$ –	$ 149,657
Goldman Sachs International	4,104,672	(4,104,672)	–	–	–
JPMorgan Chase Bank NA	577,866	(359,479)	(145,626)	–	72,761

	$ 5,280,103	$ (4,702,117)	$ (145,626)	$ –	$ 432,360

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Barclays Bank plc	$(65,542)	$65,542	$–	$–	$–
BNP Paribas	(347,236)	–	–	260,000	(87,236)
Citibank NA	(1,649,927)	160,864		1,489,063	–
Goldman Sachs Bank USA	(11,560)	11,560	–	–	–
Goldman Sachs International	(5,458,267)	4,104,672	–	–	(1,353,595)
JPMorgan Chase Bank NA	(359,479)	359,479	–	–	–
Morgan Stanley	(174,592)	–	–	–	(174,592)

	$(8,066,603)	$4,702,117	$–	$1,749,063	$(1,615,423)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

88 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts			Swaps, at value	$2,536,753
Equity contracts	Swaps, at value	$45,363	Swaps, at value	4,233,755
Credit contracts	Centrally cleared swaps, at value	1,832,637	Centrally cleared swaps, at value	3,283,439
Interest rate contracts	Variation margin receivable	195,060*	Variation margin payable	6,376*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	738,730	Unrealized depreciation on forward currency exchange contracts	1,296,095
Forward currency exchange contracts	Investments, at value	149,061**
Interest rate contracts Investments, at value		4,346,949**

Total		$7,307,800		$11,356,418

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written		Futures contracts
Credit contracts	$—	$—		$—
Equity contracts	14,000,290	—		—
Forward currency exchange contracts	(2,422,954)	693,680		—
Interest rate contracts	(1,847,330)	—		(1,680,860)

Total	$9,730,006	$693,680		$(1,680,860)

Amount of Realized Gain or (Loss) Recognized on Derivatives Continued
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts		Total
Credit contracts	$—	$(1,306,968	) $	(1,306,968)
Equity contracts	—	(298)		13,999,992
Forward currency exchange contracts	(1,686,805)	—		(3,416,079)
Interest rate contracts	—	—		(3,528,190)

Total	$(1,686,805)	$(1,307,266)		$5,748,755

*Includes purchased option contracts and purchased swaption contracts, if any.

89 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts
Credit contracts	$—	$—	$—
Equity contracts	(2,373,938)	—	—
Forward currency exchange contracts	1,788,702	(693,680)	—
Interest rate contracts	2,507,977	—	319,295

Total	$1,922,741	$(693,680)	$319,295

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives Continued
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$(9,181)	$(9,181)
Equity contracts	—	(1,975,168)	(4,349,106)
Forward currency exchange contracts	(1,597,253)	—	(502,231)
Interest rate contracts	—	—	2,827,272

Total	$(1,597,253)	$(1,984,349)	$(2,033,246)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	780,705	$21,114,223	2,271,267	$61,514,476
Dividends and/or distributions reinvested	312,964	8,396,831	61,361	1,651,467
Redeemed	(2,578,755)	(69,701,611)	(6,936,544)	(188,331,134)

Net decrease	(1,485,086)	$(40,190,557)	(4,603,916)	$(125,165,191)

Class B
Sold	17	$387	3,176	$76,279
Dividends and/or distributions reinvested	—	—	536	12,416
Redeemed	(87,432)	(2,107,545)	(204,657)	(4,922,484)

Net decrease	(87,415)	$(2,107,158)	(200,945)	$(4,833,789)

90 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class C
Sold	176,828	$4,234,669	415,840	$9,987,969
Dividends and/or distributions reinvested	43,628	1,038,786	10,755	257,477
Redeemed	(628,362)	(15,061,132)	(1,667,506)	(40,083,145)

Net decrease	(407,906)	$(9,787,677)	(1,240,911)	$(29,837,699)

Class I
Sold	4,201,543	$116,811,962	1,960,703	$54,741,876
Dividends and/or distributions reinvested	104,718	2,879,730	34,326	943,643
Redeemed	(1,279,572)	(35,523,089)	(1,316,046)	(36,752,840)

Net increase	3,026,689	$84,168,603	678,983	$18,932,679

Class R
Sold	84,520	$2,185,700	251,739	$6,538,991
Dividends and/or distributions reinvested	10,965	281,569	1,616	41,710
Redeemed	(116,915)	(3,025,496)	(244,512)	(6,345,214)

Net increase (decrease)	(21,430)	$(558,227)	8,843	$235,487

Class Y
Sold	2,949,436	$81,525,705	9,794,238	$272,149,034
Dividends and/or distributions reinvested	231,242	6,338,341	59,982	1,644,210
Redeemed	(4,216,360)	(116,746,491)	(9,825,658)	(272,434,970)

Net increase (decrease)	(1,035,682)	$(28,882,445)	28,562	$1,358,274

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$562,852,119	$619,391,174

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

91 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.84% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with

92 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

9. Fees and Other Transactions with Affiliates (Continued)

respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$841
Payments Made to Retired Trustees	27,561
Accumulated Liability as of April 30, 2018	63,560

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans

93 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2018	$43,450	$3,390	$1,875	$2,915	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $173,552. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer

Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, I, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$13,881
Class B	53
Class C	2,733
Class R	525
Class Y	9,841

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $13,659 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the

94 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

10. Borrowings and Other Financing (Continued)

benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $514,527,822. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $30,419 at period end. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these investments have a market value of $30,419 and have been included as Corporate Loans in the Statement of Investments.

95 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

96 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Fundamental Alternatives Fund	12/14/17	72.8%	0.0%	27.2%

97 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Michelle Borré, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

98 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

99 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

100 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

101 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

102 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

103 OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0236.001.0418 June 22, 2018

Semiannual Report 4/30/2018

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
Mid Cap Value Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell MidCap Value Index
6-Month	0.74%	-5.05%	2.55%

1-Year	6.51	0.38	6.83

5-Year	10.61	9.31	10.97

10-Year	5.89	5.26	9.22

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER MID CAP VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 0.74% during the reporting period. On a relative basis, the Fund underperformed the Russell MidCap Value Index (the “Index”), which returned 2.55%. The Fund underperformed the Index primarily in the Consumer Discretionary, Information Technology and Energy sectors due to less favorable stock selection. The Fund outperformed in the Real Estate, Industrials, and Utilities sectors. The Fund outperformed in Real Estate due to stock selection and an underweight position. Stock selection drove performance in Industrials, while an underweight position resulted in outperformance within Utilities.

MARKET OVERVIEW

Equity markets continued to rally to close 2017 and got off to a very strong start to 2018 in January. However, volatility re-emerged and the markets reversed course during February and March, before recovering slightly in April. The most commonly cited measure of volatility is the Chicago Board Options Exchange Volatility Index, more commonly known as the VIX. The VIX uses index options to calculate implied volatility at the index level and during most of 2017 hovered near the 10% level, which is a historically low level of expected volatility. This reversed somewhat in February and March, as a number of factors, most importantly fears of a trade war, caused significant selling of equities in early February. The VIX ended the period around the 15% level.

FUND REVIEW

Top contributors to performance this reporting period on an absolute basis were XPO Logistics, Inc., Hess Corporation and Voya Financial, Inc.

As mentioned earlier, Industrials was a top outperforming sector for the Fund this period. XPO Logistics is an Industrials stock and was the top performing holding of the Fund this reporting period. XPO is a vertically integrated trucking and logistics company focused on “last mile” delivery. The company raised its free cash flow guidance in the midst of a strengthening domestic freight market. We remain optimistic that global growth should continue, and as a result we remain overweight the Industrials sector in general.

Although the Fund underperformed the Index within the Energy sector as a whole, Hess was a top performing holding of the Fund. Energy stocks were weak for much of the reporting period, but started to pick up in 2018 due to an increase in oil prices. Hess benefited from the rally in oil prices and reported strong first quarter earnings towards the end of the reporting period.

3        OPPENHEIMER MID CAP VALUE FUND

Voya Financial, which offers retirement, investment management and insurance services, performed well this period. The company fared well as it announced a deal to sell its variable and fixed annuity businesses and use the proceeds to increase its share repurchase program. This will allow management to focus on its higher return business lines such as investment management, retirement, and employee services.

Detractors from performance included Spectrum Brands Holdings, Inc., Radian Group Inc. and Lennar Corporation.

Spectrum Brands Holdings, Inc. is a Consumer Staples stock that engages in the manufacture, market, and distribution of consumer products. Late in the reporting period, the company reported second quarter earnings that missed analysts’ expectations and announced that CEO Andreas Rouvé would step down. We exited our position.

Radian Group engages in the provision of private mortgage insurance, risk management products, and real estate services to financial institutions. MGIC Investment Corp., a competitor to Radian, announced plans to slash premiums it charges to insure certain borrowers. With MGIC slashing prices, it was assumed Radian and other private mortgage insurance providers would follow suit. As a result, Radian and other private insurance companies experienced declines.

Lennar is a position we established during the reporting period. It is one of the largest homebuilders in the United States following its recent merger with CalAtlantic, and while it experienced declines this period, we believe stands to benefit from strong growth in single-family housing starts and merger-related synergies.

STRATEGY & OUTLOOK

Now is not the time for complacency. The return of volatility has created a new set of challenges for equity investors. In a regime of higher uncertainty, the value of bottom up, fundamental research will become much more important than in recent years. While we remain relatively optimistic that the current positive economic trends should continue, recent macro events have introduced a level of uncertainty that cannot be discounted.

While we believe the increased volatility will likely remain present, we will continue to focus on those areas of the market where we can find value. To that end, early in the year we modestly increased our exposure to the Utilities sector after a weak January, while trimming our sector weights in Energy and Consumer Discretionary. This provided an opportunity for us to take advantage of the more attractive valuations in Utilities and add a bit of defensiveness to the portfolio, which we believe should help dampen higher volatility.

4        OPPENHEIMER MID CAP VALUE FUND

As always, while many investors focus on a short-term view when considering potential investments, the Fund utilizes in-depth fundamental research to identify companies that we believe are poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. We believe this longer-term approach provides a more comprehensive outlook of

Laton Spahr, CFA
Portfolio Manager

potential investments by focusing on all three financial statements – income statement, balance sheet and statement of cash flows – and helps us uncover companies whose generation and use of free cash flow we deem as yet to be fully reflected in the current stock price.

Eric Hewitt
Portfolio Manager

5        OPPENHEIMER MID CAP VALUE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Zions Bancorporation	2.8%

Reinsurance Group of America, Inc., Cl. A	2.6

SunTrust Banks, Inc.	2.4

Hess Corp.	2.1

Synopsys, Inc.	2.0

Celanese Corp., Cl. A	2.0

Synovus Financial Corp.	2.0

Ross Stores, Inc.	1.9

Huntington Ingalls Industries, Inc.	1.8

Fluor Corp.	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Commercial Banks	11.3%

Real Estate Investment Trusts (REITs)	8.3

Oil, Gas & Consumable Fuels	7.7

Machinery	6.0

Electric Utilities	5.8

Insurance	5.2

Capital Markets	4.7

Pharmaceuticals	4.3

Electronic Equipment, Instruments, & Components	3.3

Media	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on the total market value of common stocks.

6        OPPENHEIMER MID CAP VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVSCX)	1/3/89	0.74%	6.51%	10.61%	5.89%
Class B (QSCBX)	9/1/93	0.35	5.68	9.75	5.38
Class C (QSCCX)	9/1/93	0.37	5.72	9.78	5.08
Class I (QSCIX)	2/28/12	0.95	6.98	11.08	11.28*
Class R (QSCNX)	3/1/01	0.63	6.26	10.33	5.61
Class Y (QSCYX)	10/24/05	0.87	6.79	10.91	6.21
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/18
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVSCX)	1/3/89	-5.05%	0.38%	9.31%	5.26%
Class B (QSCBX)	9/1/93	-4.32	0.77	9.47	5.38
Class C (QSCCX)	9/1/93	-0.57	4.73	9.78	5.08
Class I (QSCIX)	2/28/12	0.95	6.98	11.08	11.28*
Class R (QSCNX)	3/1/01	0.63	6.26	10.33	5.61
Class Y (QSCYX)	10/24/05	0.87	6.79	10.91	6.21

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares automatically converted to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Effective June 1, 2018, all Class B shares converted to Class A shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to that of the Russell MidCap Value Index. The Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but

7        OPPENHEIMER MID CAP VALUE FUND

does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER MID CAP VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER MID CAP VALUE FUND

Actual	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During 6 Months Ended April 30, 2018

Class A	$1,000.00	$1,007.40	$5.79

Class B	1,000.00	1,003.50	9.78

Class C	1,000.00	1,003.70	9.53

Class I	1,000.00	1,009.50	3.74

Class R	1,000.00	1,006.30	7.04

Class Y	1,000.00	1,008.70	4.59

Hypothetical (5% return before expenses)

Class A	1,000.00	1,019.04	5.82

Class B	1,000.00	1,015.08	9.84

Class C	1,000.00	1,015.32	9.59

Class I	1,000.00	1,021.08	3.77

Class R	1,000.00	1,017.80	7.08

Class Y	1,000.00	1,020.23	4.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2018 are as follows:

Class	Expense Ratios

Class A	1.16%

Class B	1.96

Class C	1.91

Class I	0.75

Class R	1.41

Class Y	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS April 30, 2018 Unaudited

	Shares	Value

Common Stocks—97.6%

Consumer Discretionary—10.4%

Auto Components—0.8%
BorgWarner, Inc.	220,270	$10,780,014

Automobiles—0.7%
Thor Industries, Inc.	78,570	8,339,420

Hotels, Restaurants & Leisure—1.3%
Royal Caribbean Cruises Ltd.	151,420	16,382,130

Household Durables—1.3%
Lennar Corp., Cl. A	316,560	16,742,858

Media—2.7%
CBS Corp., Cl. B	154,050	7,579,260

Gray Television, Inc.[1]	582,760	6,585,188

Madison Square Garden Co. (The), Cl. A1	40,900	9,939,518

Sinclair Broadcast Group, Inc., Cl. A	369,020	10,461,717

		34,565,683

Specialty Retail—1.9%
Ross Stores, Inc.	305,890	24,731,206

Textiles, Apparel & Luxury Goods—1.7%
Carter’s, Inc.	125,560	12,596,179

Tapestry, Inc.	179,310	9,641,499

		22,237,678

Consumer Staples—1.5%

Beverages—1.5%
Coca-Cola European Partners plc	479,020	18,777,584

Energy—9.4%

Energy Equipment & Services—1.7%
Weatherford International plc[1]	7,438,250	21,942,838

Oil, Gas & Consumable Fuels—7.7%
Callon Petroleum Co.[1]	1,187,220	16,514,230

Concho Resources, Inc.[1]	84,760	13,325,120

Delek US Holdings, Inc.	307,170	14,550,643

Devon Energy Corp.	182,490	6,629,862

Hess Corp.	467,630	26,650,234

Newfield Exploration Co.[1]	525,420	15,657,516

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

WPX Energy, Inc.[1]	383,760	$6,558,458

		99,886,063

Financials—31.7%

Capital Markets—4.7%
Ameriprise Financial, Inc.	66,160	9,276,294

Ares Management LP2	982,034	21,604,748

Legg Mason, Inc.	270,490	10,738,453

Nasdaq, Inc.	216,010	19,078,003

		60,697,498

Commercial Banks—11.3%
CIT Group, Inc.	265,340	14,049,753

Glacier Bancorp, Inc.	221,800	8,213,254

KeyCorp	1,134,480	22,598,842

SunTrust Banks, Inc.	460,460	30,758,728

Synovus Financial Corp.	493,190	25,779,041

Wintrust Financial Corp.	94,662	8,467,516

Zions Bancorporation	662,860	36,291,585

		146,158,719

Diversified Financial Services—1.7%
Voya Financial, Inc.	422,930	22,140,385

Insurance—5.2%
Arthur J. Gallagher & Co.	184,380	12,904,756

CNO Financial Group, Inc.	606,930	13,012,579

Everest Re Group Ltd.	36,430	8,476,168

Reinsurance Group of America, Inc., Cl. A	221,040	33,023,376

		67,416,879

Real Estate Investment Trusts (REITs)—8.3%
Alexandria Real Estate Equities, Inc.	54,106	6,739,984

CubeSmart	212,006	6,241,457

DCT Industrial Trust, Inc.	356,020	23,344,231

Digital Realty Trust, Inc.	115,320	12,188,171

Equity LifeStyle Properties, Inc.	126,130	11,245,751

11        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Highwoods
Properties, Inc.	197,680	$8,701,874

Invitation Homes, Inc.	360,600	8,344,284

Park Hotels & Resorts, Inc.	487,930	14,042,625

Uniti Group, Inc.	922,080	16,615,882

		107,464,259

Thrifts & Mortgage Finance—0.5%
Radian Group, Inc.	415,150	5,936,645

Health Care—8.2%

Health Care Equipment & Supplies—1.8%
Boston Scientific Corp.[1]	445,947	12,807,598

Zimmer Biomet Holdings, Inc.	86,850	10,002,514

		22,810,112

Health Care Providers & Services—1.2%
Encompass Health Corp.	106,010	6,447,528

Molina Healthcare, Inc.[1]	115,388	9,606,051

		16,053,579

Life Sciences Tools & Services—0.9%
IQVIA Holdings, Inc.[1]	125,801	12,046,704

Pharmaceuticals—4.3%
Indivior plc, Sponsored ADR[1]	511,074	15,894,402

Jazz Pharmaceuticals plc1	138,620	21,075,785

Mylan NV1	467,070	18,103,633

		55,073,820

Industrials—13.4%

Aerospace & Defense—1.8%
Huntington Ingalls
Industries, Inc.	96,290	23,418,691

Air Freight & Couriers—1.7%
XPO Logistics, Inc.[1]	231,860	22,527,518

Construction & Engineering—1.8%
Fluor Corp.	390,100	22,996,395

Machinery—6.0%
Gates Industrial Corp. plc[1]	800,000	12,528,000

ITT, Inc.	244,010	11,929,649

	Shares	Value

Machinery (Continued)

Kennametal, Inc.	159,490	$5,813,410

PACCAR, Inc.	70,750	4,504,653

Parker-Hannifin Corp.	121,520	20,004,622

Xylem, Inc.	310,470	22,633,263

		77,413,597

Marine—0.7%
Kirby Corp.[1]	102,490	8,742,397

Road & Rail—1.4%
Kansas City
Southern	167,250	17,833,867

Information Technology—8.9%

Communications Equipment—1.0%
Motorola Solutions, Inc.	119,320	13,104,916

Electronic Equipment, Instruments, &
Components—3.3%
Flex Ltd.[1]	111,930	1,455,090

FLIR Systems, Inc.	274,400	14,694,120

Orbotech Ltd.[1]	204,750	11,961,495

Zebra Technologies Corp., Cl. A1	104,430	14,080,297

		42,191,002

Semiconductors & Semiconductor
Equipment—2.6%
Lam Research Corp.	71,160	13,168,870

Marvell Technology Group Ltd.	776,720	15,581,003

Tower Semiconductor Ltd.[1]	200,490	5,186,676

		33,936,549

Software—2.0%
Synopsys, Inc.[1]	306,700	26,225,917

Materials—6.2%

Chemicals—2.0%
Celanese Corp., Cl. A	240,870	26,175,343

Construction Materials—0.5%
Eagle Materials, Inc.	65,270	6,459,119

Containers & Packaging—2.2%
Ball Corp.	183,810	7,368,943

WestRock Co.	363,580	21,509,393

		28,878,336

Metals & Mining—1.5%
Alcoa Corp.[1]	278,090	14,238,208

12        OPPENHEIMER MID CAP VALUE FUND

	Shares	Value

Metals & Mining (Continued)

Freeport-McMoRan, Inc.	310,640	$4,724,834

		18,963,042

Utilities—7.9%

Electric Utilities—5.8%
Alliant Energy Corp.	353,880	15,199,146

Avangrid, Inc.	306,740	16,168,265

Entergy Corp.	200,770	16,380,824

Exelon Corp.	335,570	13,315,418

FirstEnergy Corp.	419,260	14,422,544

		75,486,197

Multi-Utilities—1.3%
Ameren Corp.	275,180	16,131,052

	Shares	Value

Water Utilities—0.8%
American Water
Works Co., Inc.	116,880	$10,119,470

Total Common Stocks (Cost $1,019,068,876)		1,260,787,482

Investment Company—4.2%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.67%[3,4] (Cost $54,204,572)	54,204,572	54,204,572

Total Investments, at Value (Cost $1,073,273,448)	101.8%	1,314,992,054

Net Other Assets (Liabilities)	(1.8)	(23,129,402)

Net Assets	100.0%	$1,291,862,652

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security was a Master Limited Partnership during the period.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2017	Gross Additions	Gross Reductions	Shares April 30, 2018

Oppenheimer Institutional Government Money Market Fund, Cl. E	199,690	200,182,697	146,177,815	54,204,572

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$54,204,572	$155,322	$—	$—

See accompanying Notes to Financial Statements.

13        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,019,068,876)	$1,260,787,482
Affiliated companies (cost $54,204,572)	54,204,572

1,314,992,054

Cash	1,908,123

Receivables and other assets:
Investments sold	18,404,898
Dividends	449,045
Shares of beneficial interest sold	356,959
Other	234,923

Total assets	1,336,346,002

Liabilities
Bank overdraft-foreign	5,899

Payables and other liabilities:
Investments purchased	41,104,582
Shares of beneficial interest redeemed	2,780,119
Trustees’ compensation	298,556
Distribution and service plan fees	246,427
Shareholder communications	13,274
Other	34,493

Total liabilities	44,483,350

Net Assets	$1,291,862,652

Composition of Net Assets
Par value of shares of beneficial interest	$238,998

Additional paid-in capital	1,006,290,522

Accumulated net investment income	749,914

Accumulated net realized gain on investments and foreign currency transactions	42,864,612

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	241,718,606

Net Assets	$1,291,862,652

14        OPPENHEIMER MID CAP VALUE FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $911,447,674 and 16,296,360 shares of beneficial interest outstanding)	$55.93

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$59.34

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $976,090 and 21,275 shares of beneficial interest outstanding)	$45.88

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $202,732,058 and 4,412,186 shares of beneficial interest outstanding)	$45.95

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $4,526,982 and 79,527 shares of beneficial interest outstanding)	$56.92

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $72,262,708 and 1,350,677 shares of beneficial interest outstanding)	$53.50

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $99,917,140 and 1,739,751 shares of beneficial interest outstanding)	$57.43

See accompanying Notes to Financial Statements.

15        OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies	$10,941,169
Affiliated companies	155,322

Interest	77,366

Total investment income	11,173,857

Expenses
Management fees	4,744,557

Distribution and service plan fees:
Class A	1,146,533
Class B	12,643
Class C	1,060,798
Class R	194,819

Transfer and shareholder servicing agent fees:
Class A	963,272
Class B	2,637
Class C	216,712
Class I	526
Class R	79,947
Class Y	108,033

Shareholder communications:
Class A	13,432
Class B	468
Class C	3,408
Class I	9
Class R	550
Class Y	805

Borrowing fees	24,854

Trustees’ compensation	10,035

Custodian fees and expenses	3,296

Other	76,185

Total expenses	8,663,519
Less waivers and reimbursements of expenses	(45,294)

Net expenses	8,618,225

Net Investment Income	2,555,632

16        OPPENHEIMER MID CAP VALUE FUND

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions in unaffiliated companies	$44,800,653
Foreign currency transactions	36,111

Net realized gain	44,836,764

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(36,275,833)
Translation of assets and liabilities denominated in foreign currencies	105
Net change in unrealized appreciation/depreciation	(36,275,728)

Net Increase in Net Assets Resulting from Operations	$11,116,668

See accompanying Notes to Financial Statements.

17        OPPENHEIMER MID CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

Operations
Net investment income	$2,555,632	$2,569,954

Net realized gain	44,836,764	158,004,076

Net change in unrealized appreciation/depreciation	(36,275,728)	91,002,164

Net increase in net assets resulting from operations	11,116,668	251,576,194

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(880,422)	(3,971,241)
Class B	—	—
Class C	—	(53,393)
Class I	(8,618)	(10,505)
Class R	(22,652)	(160,512)
Class Y	(207,522)	(566,163)

	(1,119,214)	(4,761,814)

Distributions from net realized gain:
Class A	(56,014,917)	—
Class B	(238,230)	—
Class C	(15,254,824)	—
Class I	(144,787)	—
Class R	(4,914,272)	—
Class Y	(6,210,286)	—

	(82,777,316)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(5,736,485)	(129,209,683)
Class B	(3,337,932)	(8,498,380)
Class C	(3,547,677)	(47,007,458)
Class I	2,240,057	1,350,862
Class R	(4,776,383)	(16,559,746)
Class Y	(3,847,324)	33,091,139

	(19,005,744)	(166,833,266)

Net Assets
Total increase (decrease)	(91,785,606)	79,981,114

Beginning of period	1,383,648,258	1,303,667,144

End of period (including accumulated net investment income (loss) of $749,914 and $(686,504), respectively)	$1,291,862,652	$1,383,648,258

See accompanying Notes to Financial Statements.

18        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$58.99	$49.28	$46.44	$46.72	$42.63	$31.33

Income (loss) from investment operations:
Net investment income[2]	0.14	0.17	0.24	0.24	0.36	0.24
Net realized and unrealized gain (loss)	0.31	9.76	2.83	(0.29)	4.25	11.09

Total from investment operations	0.45	9.93	3.07	(0.05)	4.61	11.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.22)	(0.23)	(0.23)	(0.52)	(0.03)
Distributions from net realized gain	(3.46)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.51)	(0.22)	(0.23)	(0.23)	(0.52)	(0.03)

Net asset value, end of period	$55.93	$58.99	$49.28	$46.44	$46.72	$42.63

Total Return, at Net Asset Value[3]	0.74%	20.20%	6.62%	(0.13)%	10.91%	36.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$911,448	$965,887	$920,277	$966,842	$1,104,252	$1,162,455

Average net assets (in thousands)	$954,279	$986,140	$916,503	$1,085,463	$1,151,106	$1,013,781

Ratios to average net assets:[4]
Net investment income	0.49%	0.31%	0.53%	0.49%	0.80%	0.65%
Expenses excluding specific expenses listed below	1.17%	1.18%	1.19%	1.17%	1.18%	1.27%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.17%	1.18%	1.19%	1.17%	1.18%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%	1.17%	1.19%[7]	1.17%[7]	1.18%[7]	1.27%[7]

Portfolio turnover rate	38%	63%	34%	47%	51%	128%

19        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.17%
Year Ended October 31, 2017	1.18%
Year Ended October 31, 2016	1.19%
Year Ended October 30, 2015	1.17%
Year Ended October 31, 2014	1.18%
Year Ended October 31, 2013	1.27%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20        OPPENHEIMER MID CAP VALUE FUND

Class B	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$49.14	$41.21	$38.94	$39.29	$35.74	$26.48
Income (loss) from investment operations:
Net investment income (loss)[2]	0.00[3]	(0.17)	(0.07)	(0.10)	0.01	(0.08)
Net realized and unrealized gain (loss)	0.20	8.10	2.35	(0.25)	3.57	9.34

Total from investment operations	0.20	7.93	2.28	(0.35)	3.58	9.26
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.01)	0.00	(0.03)	0.00
Distributions from net realized gain	(3.46)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.46)	0.00	(0.01)	0.00	(0.03)	0.00
Net asset value, end of period	$45.88	$49.14	$41.21	$38.94	$39.29	$35.74

Total Return, at Net Asset Value[4]	0.35%	19.27%	5.85%	(0.89)%	10.03%	34.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$976	$4,498	$11,360	$20,774	$37,092	$48,927
Average net assets (in thousands)	$2,535	$8,018	$14,935	$29,531	$43,889	$48,518
Ratios to average net assets:[5]
Net investment income (loss)	0.02%	(0.36)%	(0.18)%	(0.23)%	0.04%	(0.25)%
Expenses excluding specific expenses listed below	1.97%	1.94%	1.95%	1.92%	2.01%	2.35%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.97%	1.94%	1.95%	1.92%	2.01%	2.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.96%	1.93%	1.95%[8]	1.92%[8]	1.96%	2.15%
Portfolio turnover rate	38%	63%	34%	47%	51%	128%

21        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4 Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.97%
Year Ended October 31, 2017	1.94%
Year Ended October 31, 2016	1.95%
Year Ended October 30, 2015	1.92%
Year Ended October 31, 2014	2.01%
Year Ended October 31, 2013	2.35%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22        OPPENHEIMER MID CAP VALUE FUND

Class C	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$49.20	$41.26	$39.00	$39.35	$35.83	$26.52
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.06)	(0.20)	(0.09)	(0.11)	0.02	(0.04)
Net realized and unrealized gain (loss)	0.27	8.15	2.37	(0.24)	3.59	9.35

Total from investment operations	0.21	7.95	2.28	(0.35)	3.61	9.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	(0.02)	0.00	(0.09)	0.00
Distributions from net realized gain	(3.46)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.46)	(0.01)	(0.02)	0.00	(0.09)	0.00
Net asset value, end of period	$45.95	$49.20	$41.26	$39.00	$39.35	$35.83

Total Return, at Net Asset Value[3]	0.37%	19.30%	5.84%	(0.87)%	10.05%	35.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$202,732	$220,394	$226,455	$253,446	$279,925	$276,676
Average net assets (in thousands)	$214,549	$233,758	$233,067	$278,916	$283,792	$252,028
Ratios to average net assets:[4]
Net investment income (loss)	(0.25)%	(0.44)%	(0.23)%	(0.26)%	0.05%	(0.13)%
Expenses excluding specific expenses listed below	1.92%	1.93%	1.95%	1.92%	1.93%	2.05%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.92%	1.93%	1.95%	1.92%	1.93%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%	1.92%	1.95%[7]	1.92%[7]	1.93%[7]	2.05%[7]
Portfolio turnover rate	38%	63%	34%	47%	51%	128%

23        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.92%
Year Ended October 31, 2017	1.93%
Year Ended October 31, 2016	1.95%
Year Ended October 30, 2015	1.92%
Year Ended October 31, 2014	1.93%
Year Ended October 31, 2013	2.05%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24        OPPENHEIMER MID CAP VALUE FUND

Class I	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$59.97	$50.10	$47.20	$47.49	$43.64	$31.88

Income (loss) from investment operations:
Net investment income[2]	0.23	0.39	0.44	0.43	0.47	0.49
Net realized and unrealized gain (loss)	0.35	9.94	2.89	(0.27)	4.42	11.27

Total from investment operations	0.58	10.33	3.33	0.16	4.89	11.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.46)	(0.43)	(0.45)	(1.04)	0.00
Distributions from net realized gain	(3.46)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.63)	(0.46)	(0.43)	(0.45)	(1.04)	0.00

Net asset value, end of period	$56.92	$59.97	$50.10	$47.20	$47.49	$43.64

Total Return, at Net Asset Value[3]	0.95%	20.69%	7.10%	0.31%	11.36%	36.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,527	$2,522	$950	$788	$427	$95

Average net assets (in thousands)	$3,550	$1,375	$803	$621	$178	$35

Ratios to average net assets:[4]
Net investment income	0.81%	0.69%	0.93%	0.88%	1.02%	1.23%
Expenses excluding specific expenses listed below	0.75%	0.75%	0.76%	0.73%	0.76%	0.77%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.75%	0.75%	0.76%	0.73%	0.76%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%[7]	0.75%[7]	0.76%[7]	0.73%[7]	0.76%[7]	0.77%[7]

Portfolio turnover rate	38%	63%	34%	47%	51%	128%

25        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	0.75%
Year Ended October 31, 2017	0.75%
Year Ended October 31, 2016	0.76%
Year Ended October 30, 2015	0.73%
Year Ended October 31, 2014	0.76%
Year Ended October 31, 2013	0.77%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

26        OPPENHEIMER MID CAP VALUE FUND

Class R	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$56.61	$47.31	$44.59	$44.88	$40.87	$30.09

Income (loss) from investment operations:
Net investment income[2]	0.07	0.04	0.13	0.12	0.23	0.14
Net realized and unrealized gain (loss)	0.30	9.36	2.71	(0.30)	4.09	10.64

Total from investment operations	0.37	9.40	2.84	(0.18)	4.32	10.78

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.10)	(0.12)	(0.11)	(0.31)	0.00
Distributions from net realized gain	(3.46)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.48)	(0.10)	(0.12)	(0.11)	(0.31)	0.00

Net asset value, end of period	$53.50	$56.61	$47.31	$44.59	$44.88	$40.87

Total Return, at Net Asset Value[3]	0.63%	19.90%	6.38%	(0.38)%	10.61%	35.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,263	$81,351	$82,661	$97,983	$125,703	$130,267

Average net assets (in thousands)	$79,112	$84,193	$85,721	$114,811	$129,580	$129,674

Ratios to average net assets:[4]
Net investment income	0.25%	0.07%	0.28%	0.25%	0.53%	0.39%
Expenses excluding specific expenses listed below	1.42%	1.43%	1.45%	1.42%	1.45%	1.53%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.42%	1.43%	1.45%	1.42%	1.45%	1.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.41%	1.42%	1.45%[7]	1.42%[7]	1.45%[7]	1.53%[7]

Portfolio turnover rate	38%	63%	34%	47%	51%	128%

27        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.42%
Year Ended October 31, 2017	1.43%
Year Ended October 31, 2016	1.45%
Year Ended October 30, 2015	1.42%
Year Ended October 31, 2014	1.45%
Year Ended October 31, 2013	1.53%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

28        OPPENHEIMER MID CAP VALUE FUND

Class Y	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$60.47	$50.52	$47.59	$47.88	$43.81	$32.20
Income (loss) from investment operations:
Net investment income[2]	0.21	0.30	0.36	0.36	0.52	0.34
Net realized and unrealized gain (loss)	0.33	10.01	2.91	(0.30)	4.37	11.40

Total from investment operations	0.54	10.31	3.27	0.06	4.89	11.74
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.36)	(0.34)	(0.35)	(0.82)	(0.13)
Distributions from net realized gain	(3.46)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.58)	(0.36)	(0.34)	(0.35)	(0.82)	(0.13)
Net asset value, end of period	$57.43	$60.47	$50.52	$47.59	$47.88	$43.81

Total Return, at Net Asset Value[3]	0.87%	20.47%	6.92%	0.12%	11.30%	36.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$99,917	$108,996	$61,964	$49,241	$50,323	$49,589
Average net assets (in thousands)	$106,958	$91,745	$49,957	$51,876	$50,290	$50,572
Ratios to average net assets:[4]
Net investment income	0.72%	0.53%	0.74%	0.73%	1.13%	0.91%
Expenses excluding specific expenses listed below	0.93%	0.94%	0.95%	0.92%	0.84%	0.98%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.93%	0.94%	0.95%	0.92%	0.84%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.93%	0.95%[7]	0.92%[7]	0.83%	0.98%[7]
Portfolio turnover rate	38%	63%	34%	47%	51%	128%

29        OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	0.93%
Year Ended October 31, 2017	0.94%
Year Ended October 31, 2016	0.95%
Year Ended October 30, 2015	0.92%
Year Ended October 31, 2014	0.84%
Year Ended October 31, 2013	0.98%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

30        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2018 Unaudited

1. Organization

Oppenheimer Mid Cap Value Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class B shares automatically converted to Class A shares 72 months after the date of purchase. Effective June 1, 2018, all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

31        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return

32        OPPENHEIMER MID CAP VALUE FUND

2. Significant Accounting Policies (Continued)

of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 31, 2017, the Fund utilized $64,627,129 of capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement

33        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,076,621,373

Gross unrealized appreciation	$269,327,762
Gross unrealized depreciation	(30,957,081)

Net unrealized appreciation	$238,370,681

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

34        OPPENHEIMER MID CAP VALUE FUND

3. Securities Valuation (Continued)

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

35        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$133,778,989	$—	$—	$133,778,989
Consumer Staples	18,777,584	—	—	18,777,584
Energy	121,828,901	—	—	121,828,901
Financials	409,814,385	—	—	409,814,385
Health Care	105,984,215	—	—	105,984,215
Industrials	172,932,465	—	—	172,932,465
Information Technology	115,458,384	—	—	115,458,384
Materials	80,475,840	—	—	80,475,840
Utilities	101,736,719	—	—	101,736,719
Investment Company	54,204,572	—	—	54,204,572

Total Assets	$1,314,992,054	$—	$—	$1,314,992,054

For the reporting period, there were no transfers between levels

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred

36        OPPENHEIMER MID CAP VALUE FUND

4. Investments and Risks (Continued)

through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to

37        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	488,269	$27,988,970	2,085,580	$114,516,764
Dividends and/or distributions reinvested	971,681	54,491,850	68,093	3,780,709
Redeemed	(1,537,727)	(88,217,305)	(4,452,720)	(247,507,156)

Net decrease	(77,777)	$(5,736,485)	(2,299,047)	$(129,209,683)

38        OPPENHEIMER MID CAP VALUE FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class B
Sold	826	$38,573	14,889	$672,298
Dividends and/or distributions reinvested	5,148	237,590	—	—
Redeemed	(76,219)	(3,614,095)	(199,037)	(9,170,678)

Net decrease	(70,245)	$(3,337,932)	(184,148)	$(8,498,380)

Class C
Sold	172,043	$8,113,792	601,510	$27,693,457
Dividends and/or distributions reinvested	318,033	14,696,296	1,034	47,577
Redeemed	(557,293)	(26,357,765)	(1,611,515)	(74,748,492)

Net decrease	(67,217)	$(3,547,677)	(1,008,971)	$(47,007,458)

Class I
Sold	48,838	$2,894,903	33,192	$1,907,541
Dividends and/or distributions reinvested	2,670	152,301	183	10,366
Redeemed	(14,040)	(807,147)	(10,287)	(567,045)

Net increase	37,468	$2,240,057	23,088	$1,350,862

Class R
Sold	107,197	$5,847,055	287,317	$15,267,863
Dividends and/or distributions reinvested	83,042	4,459,347	2,722	144,816
Redeemed	(276,660)	(15,082,785)	(600,102)	(31,972,425)

Net decrease	(86,421)	$(4,776,383)	(310,063)	$(16,559,746)

Class Y
Sold	206,331	$12,162,566	1,436,742	$82,380,165
Dividends and/or distributions reinvested	101,466	5,839,679	8,647	493,970
Redeemed	(370,511)	(21,849,569)	(869,522)	(49,782,996)

Net increase (decrease)	(62,714)	$(3,847,324)	575,867	$33,091,139

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$501,703,743	$587,367,734

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

39        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $400 million	0.80%
Next $400 million	0.75
Next $1.2 billion	0.60
Next $4 billion	0.58
Over $6 billion	0.56

The Fund’s effective management fee for the reporting period was 0.70% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

40        OPPENHEIMER MID CAP VALUE FUND

8. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$997
Payments Made to Retired Trustees	58,794
Accumulated Liability as of April 30, 2018	134,788

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

41        OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2018	$83,809	$2,548	$675	$3,163	$—

Waivers and Reimbursements of Expenses. Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$24,226
Class B	93
Class C	5,499
Class R	2,041
Class Y	2,743

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $10,692 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a

$1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

42        OPPENHEIMER MID CAP VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF

INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds.

Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

43        OPPENHEIMER MID CAP VALUE FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs and REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Mid Cap Value Fund	12/6/17	1.1%	98.7%	0.2%

44        OPPENHEIMER MID CAP VALUE FUND

OPPENHEIMER MID CAP VALUE FUND
Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Laton Spahr, Vice President
Eric Hewitt, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

45        OPPENHEIMER MID CAP VALUE FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

46        OPPENHEIMER MID CAP VALUE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

47        OPPENHEIMER MID CAP VALUE FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0251.001.0418 June 21, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2018